UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

Class A

December 31, 2024

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Portfolio Information

AB VPS Dynamic Asset Allocation Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Dynamic Asset Allocation Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VD-A-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$90	0.85%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period, the Portfolio underperformed the Morgan Stanley Capital International (“MSCI”) World Index (net) (the "benchmark"), largely due to its balanced construction of approximately 60% in equity and 40% in fixed-income. Through the course of the year, the Portfolio's Senior Investment Management Team (the “Team”) maintained an overweight in equity assets due to an expectation that inflation would cool and US growth would remain strong, creating a market-friendly environment of both central bank rate cuts and solid corporate earnings growth. The Team also tilted the Portfolio towards US stocks relative to international stocks due to the greater resilience of the US economy and very strong profitability and growth prospects for US technology companies.

In Late July and early August, market volatility rose due to concerns about US growth, fears that Japanese investors would unwind their US holdings in favor of domestic assets, and increased uncertainty around the US election outcome, leading the Team to moderate the size of the equity overweight. In the fourth quarter, the Team increased its equity overweight again as improved economic data supported continued expansion and sentiment improved due to the potential of a more supportive business environment following the election. While US equity holdings benefited, fixed-income investments and international assets suffered declines. The Team ended the period with an overweight to risk assets including developed-market equities.

The Portfolio continued to hold US treasury exposure to hedge equity risk as well as equity put options to guard against unexpected market shocks.

Performance Highlights

Top contributors to performance:

  During the 12-month period, equity overweight, equity country selection and foreign currency selection contributed to performance.

Top detractors from performance:

  During the 12-month period, fixed-income allocation and option positions detracted from performance.

Class A

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	MSCI World Index (net)	Blended Benchmark: 60% MSCI World Index/ 40% Bloomberg US Treasury Index	Bloomberg U.S. Treasury Index
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,891	$9,913	$10,008	$10,084
12/16	$10,246	$10,657	$10,516	$10,189
12/17	$11,749	$13,045	$11,987	$10,424
12/18	$10,919	$11,908	$11,420	$10,514
12/19	$12,612	$15,203	$13,617	$11,235
12/20	$13,246	$17,621	$15,492	$12,134
12/21	$14,527	$21,465	$17,304	$11,852
12/22	$11,847	$17,571	$14,607	$10,375
12/23	$13,470	$21,751	$16,893	$10,795
12/24	$14,905	$25,812	$18,779	$10,858

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A	10.65%	3.40%	4.07%
MSCI World Index (net)	18.67%	11.17%	9.95%
Blended Benchmark: 60% MSCI World Index/ 40% Bloomberg US Treasury Index	11.16%	6.64%	6.50%
Bloomberg U.S. Treasury Index	0.58%	-0.68%	0.83%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VD-A-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$251,418,002
# of Portfolio Holdings	1,501
Portfolio Turnover Rate	11%
Total Advisory Fees Paid	$1,713,037

Class A

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Apple, Inc.	$8,870,377	3.5%
NVIDIA Corp.	$7,674,673	3.1%
Microsoft Corp.	$6,934,518	2.8%
Amazon.com, Inc.	$4,828,116	1.9%
U.S. Treasury Notes, 2.00%, due 11/15/26	$4,613,618	1.8%
U.S. Treasury Notes, 2.38%, due 05/15/27	$4,181,498	1.7%
U.S. Treasury Notes, 2.25%, due 11/15/27	$3,392,159	1.4%
Meta Platforms, Inc. - Class A	$2,981,417	1.2%
Tesla, Inc.	$2,705,324	1.1%
U.S. Treasury Notes, 1.63%, due 05/15/31	$2,598,631	1.0%
Total	$48,780,331	19.5%

Security Type Breakdown

Value	Value
Common Stocks	64.7%
Governments - Treasuries	33.7%
Agencies	0.8%
Purchased Options - Puts	0.5%
Short-Term Investments	1.5%
Other assets less liabilities	-1.2%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VD-A-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VD-A-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Portfolio Information

Class A

4

VPS-DAA-A-0153-1224

Class B

December 31, 2024

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Portfolio Information

AB VPS Dynamic Asset Allocation Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Dynamic Asset Allocation Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VD-B-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$116	1.10%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period, the Portfolio underperformed the Morgan Stanley Capital International (“MSCI”) World Index (net) (the "benchmark"), largely due to its balanced construction of approximately 60% in equity and 40% in fixed-income. Through the course of the year, the Portfolio's Senior Investment Management Team (the “Team”) maintained an overweight in equity assets due to an expectation that inflation would cool and US growth would remain strong, creating a market-friendly environment of both central bank rate cuts and solid corporate earnings growth. The Team also tilted the Portfolio towards US stocks relative to international stocks due to the greater resilience of the US economy and very strong profitability and growth prospects for US technology companies.

In Late July and early August, market volatility rose due to concerns about US growth, fears that Japanese investors would unwind their US holdings in favor of domestic assets, and increased uncertainty around the US election outcome, leading the Team to moderate the size of the equity overweight. In the fourth quarter, the Team increased its equity overweight again as improved economic data supported continued expansion and sentiment improved due to the potential of a more supportive business environment following the election. While US equity holdings benefited, fixed-income investments and international assets suffered declines. The Team ended the period with an overweight to risk assets including developed-market equities.

The Portfolio continued to hold US treasury exposure to hedge equity risk as well as equity put options to guard against unexpected market shocks.

Performance Highlights

Top contributors to performance:

  During the 12-month period, equity overweight, equity country selection and foreign currency selection contributed to performance.

Top detractors from performance:

  During the 12-month period, fixed-income allocation and option positions detracted from performance.

Class B

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class B	MSCI World Index (net)	Blended Benchmark: 60% MSCI World Index/ 40% Bloomberg US Treasury Index	Bloomberg U.S. Treasury Index
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,870	$9,913	$10,008	$10,084
12/16	$10,202	$10,657	$10,516	$10,189
12/17	$11,663	$13,045	$11,987	$10,424
12/18	$10,807	$11,908	$11,420	$10,514
12/19	$12,453	$15,203	$13,617	$11,235
12/20	$13,059	$17,621	$15,492	$12,134
12/21	$14,270	$21,465	$17,304	$11,852
12/22	$11,605	$17,571	$14,607	$10,375
12/23	$13,169	$21,751	$16,893	$10,795
12/24	$14,542	$25,812	$18,779	$10,858

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class B	10.43%	3.15%	3.82%
MSCI World Index (net)	18.67%	11.17%	9.95%
Blended Benchmark: 60% MSCI World Index/ 40% Bloomberg US Treasury Index	11.16%	6.64%	6.50%
Bloomberg U.S. Treasury Index	0.58%	-0.68%	0.83%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VD-B-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$251,418,002
# of Portfolio Holdings	1,501
Portfolio Turnover Rate	11%
Total Advisory Fees Paid	$1,713,037

Class B

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Apple, Inc.	$8,870,377	3.5%
NVIDIA Corp.	$7,674,673	3.1%
Microsoft Corp.	$6,934,518	2.8%
Amazon.com, Inc.	$4,828,116	1.9%
U.S. Treasury Notes, 2.00%, due 11/15/26	$4,613,618	1.8%
U.S. Treasury Notes, 2.38%, due 05/15/27	$4,181,498	1.7%
U.S. Treasury Notes, 2.25%, due 11/15/27	$3,392,159	1.4%
Meta Platforms, Inc. - Class A	$2,981,417	1.2%
Tesla, Inc.	$2,705,324	1.1%
U.S. Treasury Notes, 1.63%, due 05/15/31	$2,598,631	1.0%
Total	$48,780,331	19.5%

Security Type Breakdown

Value	Value
Common Stocks	64.7%
Governments - Treasuries	33.7%
Agencies	0.8%
Purchased Options - Puts	0.5%
Short-Term Investments	1.5%
Other assets less liabilities	-1.2%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VD-B-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class B

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VD-B-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Portfolio Information

Class B

4

VPS-DAA-B-0153-1224

Class B

December 31, 2024

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Portfolio Information

AB VPS Global Risk Allocation - Moderate Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Global Risk Allocation - Moderate Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64V2-B-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$79	0.74%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

For the 12-month period, Class B of the Portfolio underperformed the Morgan Stanley Capital International (“MSCI”) World Index (the "benchmark") (net, hedged to USD) and the blended benchmark. The Portfolio allocated most of its risk to global equity, with the balance allocated to global government bonds and cash. Over the period, the Portfolio’s overweight in equity and underweight in fixed income versus the blended benchmark contributed to the relative performance. The Portfolio's equity downside protection via equity index options detracted from performance.

During the 12-month period, the Portfolio used derivatives in the form of futures, currency forwards, purchased options and written options for hedging and investment purposes. Currency forwards and written options contributed, while futures and purchased options detracted from performance.

Performance Highlights

Top contributors to performance:

  Within the global equity allocation, the strategy's overweight in US large-cap equity contributed to performance.

Top detractors from performance:

  Within the fixed-income allocation, the strategy's overweight in US duration detracted from performance.

Class B

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class B	MSCI World Index (net, USD Hedged)	Blended Benchmark: 60% MSCI World Index (net, USD hedged)/40% Bloomberg Global G7 Treasury Index (USD hedged)
04/15	$10,000	$10,000	$10,000
12/15	$9,380	$9,479	$9,691
12/16	$9,778	$10,369	$10,402
12/17	$10,903	$12,353	$11,655
12/18	$10,375	$11,539	$11,328
12/19	$12,172	$14,819	$13,546
12/20	$12,471	$16,933	$15,091
12/21	$13,964	$21,062	$17,104
12/22	$12,000	$17,822	$14,784
12/23	$13,775	$22,153	$17,261
12/24	$15,466	$26,997	$19,561

Average Annual Total Returns

AATR	1 Year	5 Years	Since Inception 04/28/15
Class B	12.28%	4.91%	4.61%
MSCI World Index (net, USD Hedged)	21.87%	12.75%	10.80%
Blended Benchmark: 60% MSCI World Index (net, USD hedged)/40% Bloomberg Global G7 Treasury Index (USD hedged)	13.33%	7.63%	7.17%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64V2-B-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$715,718,987
# of Portfolio Holdings	1,234
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$3,270,604

Class B

2

Graphical Representation of Holdings

Security Type Breakdown

Value	Value
Common Stocks	63.9%
Governments - Treasuries	2.7%
Purchased Options - Puts	0.1%
Short-Term Investments	31.6%
Other assets less liabilities	1.7%

Country Breakdown

Value	Value
United States	49.3%
Japan	6.1%
United Kingdom	1.9%
France	1.5%
Germany	1.4%
Switzerland	1.4%
Australia	1.1%
Netherlands	0.7%
Sweden	0.5%
Denmark	0.4%
Italy	0.4%
Spain	0.4%
Ireland	0.3%
Hong Kong	0.3%
Others	1.0%
Short-Term Investments	31.6%
Other assets less liabilities	1.7%

Class B

3

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64V2-B-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64V2-B-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Portfolio Information

Class B

4

VPS-GRA-B-0153-1224

Class A

December 31, 2024

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Portfolio Information

AB VPS Balanced Hedged Allocation Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Balanced Hedged Allocation Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VW-A-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$69	0.66%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (the "benchmark") (net). The Portfolio's more diversified approach, which balances exposures to equities, bonds and risk management techniques, is expected to underperform the all-equity primary benchmark during normal and rising markets. During the period, equities and fixed-income assets contributed to absolute performance, while risk management techniques detracted.

The Portfolio used derivatives in the form of futures and purchased options for hedging and investment purposes. Futures detracted from performance, while purchased options contributed.

Performance Highlights

Top contributors to performance:

  Equities and fixed-income assets contributed to overall performance.

Top detractors from performance:

  Risk management techniques detracted from absolute performance.

Class A

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	MSCI ACWI Index (net)	Bloomberg U.S. Aggregate Bond Index
12/14	$10,000	$10,000	$10,000
12/15	$10,165	$9,764	$10,055
12/16	$10,642	$10,531	$10,321
12/17	$12,328	$13,056	$10,687
12/18	$11,567	$11,827	$10,688
12/19	$13,711	$14,973	$11,620
12/20	$15,001	$17,406	$12,492
12/21	$17,060	$20,633	$12,299
12/22	$13,821	$16,844	$10,699
12/23	$15,623	$20,584	$11,291
12/24	$17,003	$24,183	$11,432

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A	8.84%	4.40%	5.45%
MSCI ACWI Index (net)	17.49%	10.06%	9.23%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VW-A-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$156,346,511
# of Portfolio Holdings	25
Portfolio Turnover Rate	6%
Total Advisory Fees Paid	$734,983

Class A

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
iShares Core S&P 500 ETF	$47,035,532	30.1%
iShares Core U.S. Aggregate Bond ETF	$24,273,450	15.5%
Vanguard Total Bond Market ETF	$24,226,479	15.5%
iShares Core MSCI EAFE ETF	$18,321,996	11.7%
iShares Core MSCI Emerging Markets ETF	$9,712,920	6.2%
Vanguard Mid-Cap ETF	$4,873,198	3.1%
U.S. Treasury Inflation Index, 0.13%, due 01/15/32	$4,812,559	3.1%
Vanguard Real Estate ETF	$3,999,692	2.6%
Vanguard Small-Cap ETF	$3,520,102	2.3%
Purchased Options - Calls, S&P 500 Index, USD 5500.00, due 12/18/26	$1,242,240	0.8%
Total	$142,018,168	90.9%

Portfolio Breakdown

Investment Companies	87.0%
Inflation-Linked Securities	3.1%
Purchased Options - Calls	3.0%
Purchased Options - Puts	2.4%
Short-Term Investments	8.9%
Other assets less liabilities	-4.4%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VW-A-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VW-A-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Portfolio Information

Class A

4

VPS-BHA-A-0153-1224

Class B

December 31, 2024

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Portfolio Information

AB VPS Balanced Hedged Allocation Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Balanced Hedged Allocation Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VW-B-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$95	0.91%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (the "benchmark") (net). The Portfolio's more diversified approach, which balances exposures to equities, bonds and risk management techniques, is expected to underperform the all-equity primary benchmark during normal and rising markets. During the period, equities and fixed-income assets contributed to absolute performance, while risk management techniques detracted.

The Portfolio used derivatives in the form of futures and purchased options for hedging and investment purposes. Futures detracted from performance, while purchased options contributed.

Performance Highlights

Top contributors to performance:

  Equities and fixed-income assets contributed to overall performance.

Top detractors from performance:

  Risk management techniques detracted from absolute performance.

Class B

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class B	MSCI ACWI Index (net)	Bloomberg U.S. Aggregate Bond Index
12/14	$10,000	$10,000	$10,000
12/15	$10,129	$9,764	$10,055
12/16	$10,579	$10,531	$10,321
12/17	$12,232	$13,056	$10,687
12/18	$11,448	$11,827	$10,688
12/19	$13,532	$14,973	$11,620
12/20	$14,784	$17,406	$12,492
12/21	$16,760	$20,633	$12,299
12/22	$13,547	$16,844	$10,699
12/23	$15,262	$20,584	$11,291
12/24	$16,571	$24,183	$11,432

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class B	8.58%	4.14%	5.18%
MSCI ACWI Index (net)	17.49%	10.06%	9.23%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VW-B-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$156,346,511
# of Portfolio Holdings	25
Portfolio Turnover Rate	6%
Total Advisory Fees Paid	$734,983

Class B

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
iShares Core S&P 500 ETF	$47,035,532	30.1%
iShares Core U.S. Aggregate Bond ETF	$24,273,450	15.5%
Vanguard Total Bond Market ETF	$24,226,479	15.5%
iShares Core MSCI EAFE ETF	$18,321,996	11.7%
iShares Core MSCI Emerging Markets ETF	$9,712,920	6.2%
Vanguard Mid-Cap ETF	$4,873,198	3.1%
U.S. Treasury Inflation Index, 0.13%, due 01/15/32	$4,812,559	3.1%
Vanguard Real Estate ETF	$3,999,692	2.6%
Vanguard Small-Cap ETF	$3,520,102	2.3%
Purchased Options - Calls, S&P 500 Index, USD 5500.00, due 12/18/26	$1,242,240	0.8%
Total	$142,018,168	90.9%

Portfolio Breakdown

Investment Companies	87.0%
Inflation-Linked Securities	3.1%
Purchased Options - Calls	3.0%
Purchased Options - Puts	2.4%
Short-Term Investments	8.9%
Other assets less liabilities	-4.4%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VW-B-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class B

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VW-B-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Portfolio Information

Class B

4

VPS-BHA-B-0153-1224

Class A

December 31, 2024

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Portfolio Information

AB VPS Relative Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Relative Value Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VH-A-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$64	0.60%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Russell 1000 Value Index (the “benchmark”). Overall sector allocation drove the underperformance. Gains from underweights to materials and real estate were offset by losses from an overweight to health care and an underweight to utilities. Security selection was positive and added to gains, led by selection within consumer staples and technology. Selection within industrials and energy detracted from results.

Performance Highlights

Top contributors to performance:

  During the 12-month period, underweights to the materials and real estate sectors and security selection within the consumer-staples and technology sectors were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, an overweight to health care and an underweight to utilities detracted from performance, as did security selection within industrials and energy.

Class A

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	S&P 500 Index	Russell 1000 Value Index
12/14	$10,000	$10,000	$10,000
12/15	$10,170	$10,138	$9,617
12/16	$11,319	$11,351	$11,285
12/17	$13,462	$13,829	$12,827
12/18	$12,707	$13,223	$11,767
12/19	$15,745	$17,386	$14,890
12/20	$16,174	$20,585	$15,306
12/21	$20,728	$26,494	$19,157
12/22	$19,859	$21,696	$17,713
12/23	$22,247	$27,399	$19,743
12/24	$25,145	$34,254	$22,580

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A	13.02%	9.81%	9.66%
S&P 500 Index	25.02%	14.53%	13.10%
Russell 1000 Value Index	14.37%	8.68%	8.49%

The addition of the S&P 500 Index broad-based benchmark provides a comparison of the Portfolio's performance against the broader market as regulatorily required.

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VH-A-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$922,434,257
# of Portfolio Holdings	73
Portfolio Turnover Rate	58%
Total Advisory Fees Paid	$4,958,987

Class A

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
JPMorgan Chase & Co.	$37,720,766	4.1%
Berkshire Hathaway, Inc. - Class B	$36,686,217	4.0%
Walmart, Inc.	$36,142,710	3.9%
Philip Morris International, Inc.	$32,846,644	3.6%
Fiserv, Inc.	$28,005,525	3.0%
Accenture PLC - Class A	$26,236,850	2.8%
Regeneron Pharmaceuticals, Inc.	$24,294,727	2.6%
Citigroup, Inc.	$23,972,229	2.6%
Electronic Arts, Inc.	$23,306,468	2.5%
Johnson & Johnson	$23,258,222	2.5%
Total	$292,470,358	31.6%

Sector Breakdown

Value	Value
Financials	23.2%
Health Care	17.4%
Industrials	15.1%
Consumer Staples	9.5%
Information Technology	9.3%
Consumer Discretionary	7.7%
Energy	6.4%
Communication Services	3.9%
Materials	3.2%
Real Estate	0.8%
Short-Term Investments	4.9%
Other assets less liabilities	-1.4%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VH-A-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VH-A-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Portfolio Information

Class A

4

VPS-RV-A-0153-1224

Class B

December 31, 2024

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Portfolio Information

AB VPS Relative Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Relative Value Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VH-B-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$90	0.85%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Russell 1000 Value Index (the “benchmark”). Overall sector allocation drove the underperformance. Gains from underweights to materials and real estate were offset by losses from an overweight to health care and an underweight to utilities. Security selection was positive and added to gains, led by selection within consumer staples and technology. Selection within industrials and energy detracted from results.

Performance Highlights

Top contributors to performance:

  During the 12-month period, underweights to the materials and real estate sectors and security selection within the consumer-staples and technology sectors were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, an overweight to health care and an underweight to utilities detracted from performance, as did security selection within industrials and energy.

Class B

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class B	S&P 500 Index	Russell 1000 Value Index
12/14	$10,000	$10,000	$10,000
12/15	$10,143	$10,138	$9,617
12/16	$11,265	$11,351	$11,285
12/17	$13,360	$13,829	$12,827
12/18	$12,580	$13,223	$11,767
12/19	$15,550	$17,386	$14,890
12/20	$15,934	$20,585	$15,306
12/21	$20,370	$26,494	$19,157
12/22	$19,470	$21,696	$17,713
12/23	$21,752	$27,399	$19,743
12/24	$24,528	$34,254	$22,580

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class B	12.76%	9.54%	9.39%
S&P 500 Index	25.02%	14.53%	13.10%
Russell 1000 Value Index	14.37%	8.68%	8.49%

The addition of the S&P 500 Index broad-based benchmark provides a comparison of the Portfolio's performance against the broader market as regulatorily required.

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VH-B-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$922,434,257
# of Portfolio Holdings	73
Portfolio Turnover Rate	58%
Total Advisory Fees Paid	$4,958,987

Class B

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
JPMorgan Chase & Co.	$37,720,766	4.1%
Berkshire Hathaway, Inc. - Class B	$36,686,217	4.0%
Walmart, Inc.	$36,142,710	3.9%
Philip Morris International, Inc.	$32,846,644	3.6%
Fiserv, Inc.	$28,005,525	3.0%
Accenture PLC - Class A	$26,236,850	2.8%
Regeneron Pharmaceuticals, Inc.	$24,294,727	2.6%
Citigroup, Inc.	$23,972,229	2.6%
Electronic Arts, Inc.	$23,306,468	2.5%
Johnson & Johnson	$23,258,222	2.5%
Total	$292,470,358	31.6%

Sector Breakdown

Value	Value
Financials	23.2%
Health Care	17.4%
Industrials	15.1%
Consumer Staples	9.5%
Information Technology	9.3%
Consumer Discretionary	7.7%
Energy	6.4%
Communication Services	3.9%
Materials	3.2%
Real Estate	0.8%
Short-Term Investments	4.9%
Other assets less liabilities	-1.4%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VH-B-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class B

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VH-B-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Please scan QR code for

Portfolio Information

Class B

4

VPS-RV-B-0153-1224

Class A

December 31, 2024

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Portfolio Information

AB VPS International Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS International Value Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VF-A-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$92	0.90%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio outperformed the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net) (the "benchmark"). Overall security selection contributed to returns, while sector allocation detracted. Security selection within industrials and materials contributed the most, offsetting losses from selection within consumer discretionary and utilities. In terms of sector allocation, an underweight to financials and an overweight to energy detracted and offset some of the gains from an overweight to communication services and an underweight to health care. Overall country selection (a result of bottom-up security analysis combined with fundamental research) detracted, as losses from overweights to Portugal and South Korea offset gains from an overweight to Taiwan and an underweight to Denmark.

The Portfolio used derivatives for hedging purchases, which detracted from performance over the 12-month period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection within industrials and materials, an overweight to communication services and an underweight to health care contributed the most. Country selection including an overweight to Taiwan and an underweight to Denmark also added to gains.

Top detractors from performance:

  During the 12-month period, leading detractors to performance included an underweight to financials and an overweight to energy, as well as selection within consumer discretionary and utilities. Overweights to Portugal and South Korea also detracted from returns.

Class A

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio and a broad-based securities market index over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	MSCI EAFE Index (net)
12/14	$10,000	$10,000
12/15	$10,259	$9,919
12/16	$10,208	$10,018
12/17	$12,802	$12,526
12/18	$9,885	$10,798
12/19	$11,579	$13,176
12/20	$11,864	$14,205
12/21	$13,179	$15,805
12/22	$11,386	$13,521
12/23	$13,110	$15,987
12/24	$13,774	$16,598

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A	5.07%	3.53%	3.25%
MSCI EAFE Index (net)	3.82%	4.73%	5.20%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VF-A-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$254,126,665
# of Portfolio Holdings	61
Portfolio Turnover Rate	51%
Total Advisory Fees Paid	$2,028,548

Class A

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Roche Holding AG	$8,919,731	3.5%
Shell PLC	$8,543,790	3.4%
NatWest Group PLC	$7,371,505	2.9%
Sony Group Corp.	$7,056,090	2.8%
Airbus SE	$6,370,805	2.5%
Deutsche Telekom AG	$6,291,167	2.5%
Resona Holdings, Inc.	$6,270,193	2.5%
Koninklijke Ahold Delhaize NV	$6,198,114	2.4%
Erste Group Bank AG	$6,048,360	2.4%
Haleon PLC	$5,788,100	2.3%
Total	$68,857,855	27.2%

Sector Breakdown

Value	Value
Industrials	18.9%
Financials	15.1%
Consumer Discretionary	11.8%
Health Care	11.4%
Consumer Staples	9.8%
Materials	8.5%
Energy	8.2%
Information Technology	6.6%
Communication Services	5.4%
Utilities	3.3%
Short-Term Investments	1.1%
Other assets less liabilities	-0.1%

Country Breakdown

Value	Value
Japan	20.4%
United Kingdom	16.6%
United States	10.2%
France	9.0%
Netherlands	7.7%
Germany	7.2%
Switzerland	5.6%
Spain	3.3%
Italy	3.2%
Hong Kong	2.7%
Austria	2.4%
Taiwan	2.0%
Canada	1.9%
Portugal	1.6%
Others	5.2%
Short-Term Investments	1.1%
Other assets less liabilities	-0.1%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VF-A-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VF-A-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCAN ME

Please scan QR code for

Portfolio Information

VPS-IV-A-0153-1224

Class A

4

Class B

December 31, 2024

SCAN ME

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Portfolio Information

AB VPS International Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS International Value Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VF-B-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$117	1.14%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio outperformed the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net) (the "benchmark"). Overall security selection contributed to returns, while sector allocation detracted. Security selection within industrials and materials contributed the most, offsetting losses from selection within consumer discretionary and utilities. In terms of sector allocation, an underweight to financials and an overweight to energy detracted and offset some of the gains from an overweight to communication services and an underweight to health care. Overall country selection (a result of bottom-up security analysis combined with fundamental research) detracted, as losses from overweights to Portugal and South Korea offset gains from an overweight to Taiwan and an underweight to Denmark.

The Portfolio used derivatives for hedging purchases, which detracted from performance over the 12-month period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection within industrials and materials, an overweight to communication services and an underweight to health care contributed the most. Country selection including an overweight to Taiwan and an underweight to Denmark also added to gains.

Top detractors from performance:

  During the 12-month period, leading detractors to performance included an underweight to financials and an overweight to energy, as well as selection within consumer discretionary and utilities. Overweights to Portugal and South Korea also detracted from returns.

Class B

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio and a broad-based securities market index over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class B	MSCI EAFE Index (net)
12/14	$10,000	$10,000
12/15	$10,240	$9,919
12/16	$10,158	$10,018
12/17	$12,708	$12,526
12/18	$9,788	$10,798
12/19	$11,431	$13,176
12/20	$11,684	$14,205
12/21	$12,952	$15,805
12/22	$11,165	$13,521
12/23	$12,821	$15,987
12/24	$13,438	$16,598

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class B	4.81%	3.29%	3.00%
MSCI EAFE Index (net)	3.82%	4.73%	5.20%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VF-B-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$254,126,665
# of Portfolio Holdings	61
Portfolio Turnover Rate	51%
Total Advisory Fees Paid	$2,028,548

Class B

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Roche Holding AG	$8,919,731	3.5%
Shell PLC	$8,543,790	3.4%
NatWest Group PLC	$7,371,505	2.9%
Sony Group Corp.	$7,056,090	2.8%
Airbus SE	$6,370,805	2.5%
Deutsche Telekom AG	$6,291,167	2.5%
Resona Holdings, Inc.	$6,270,193	2.5%
Koninklijke Ahold Delhaize NV	$6,198,114	2.4%
Erste Group Bank AG	$6,048,360	2.4%
Haleon PLC	$5,788,100	2.3%
Total	$68,857,855	27.2%

Sector Breakdown

Value	Value
Industrials	18.9%
Financials	15.1%
Consumer Discretionary	11.8%
Health Care	11.4%
Consumer Staples	9.8%
Materials	8.5%
Energy	8.2%
Information Technology	6.6%
Communication Services	5.4%
Utilities	3.3%
Short-Term Investments	1.1%
Other assets less liabilities	-0.1%

Country Breakdown

Value	Value
Japan	20.4%
United Kingdom	16.6%
United States	10.2%
France	9.0%
Netherlands	7.7%
Germany	7.2%
Switzerland	5.6%
Spain	3.3%
Italy	3.2%
Hong Kong	2.7%
Austria	2.4%
Taiwan	2.0%
Canada	1.9%
Portugal	1.6%
Others	5.2%
Short-Term Investments	1.1%
Other assets less liabilities	-0.1%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VF-B-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class B

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VF-B-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCAN ME

Please scan QR code for

Portfolio Information

VPS-IV-B-0153-1224

Class B

4

Class A

December 31, 2024

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Portfolio Information

AB VPS Large Cap Growth Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Large Cap Growth Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VL-A-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$73	0.65%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Russell 1000 Growth Index (the “benchmark”). Overall sector allocation drove the underperformance led by an overweight to health care and an underweight to technology. Underweights to real estate and consumer discretionary contributed, offsetting some losses. Security selection also detracted. Contributions from selection within technology and communication services were offset by selection within consumer discretionary and health care, which detracted.

Performance Highlights

Top contributors to performance:

  During the 12-month period, underweights to the real estate and consumer-discretionary sectors contributed, as did security selection within technology and communication services.

Top detractors from performance:

  During the 12-month period, an overweight to the health care sector and an underweight to the technology sector, and security selection within the consumer-discretionary and health care sectors were the leading detractors from performance.

Class A

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	S&P 500 Index	Russell 1000 Growth Index
12/14	$10,000	$10,000	$10,000
12/15	$11,111	$10,138	$10,567
12/16	$11,403	$11,351	$11,314
12/17	$15,051	$13,829	$14,733
12/18	$15,439	$13,223	$14,510
12/19	$20,796	$17,386	$19,790
12/20	$28,175	$20,585	$27,408
12/21	$36,338	$26,494	$34,971
12/22	$25,978	$21,696	$24,782
12/23	$35,104	$27,399	$35,358
12/24	$43,969	$34,254	$47,152

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A	25.26%	16.16%	15.96%
S&P 500 Index	25.02%	14.53%	13.10%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

The addition of the S&P 500 Index broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VL-A-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$951,493,333
# of Portfolio Holdings	55
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$5,235,485

Class A

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
NVIDIA Corp.	$90,508,640	9.5%
Microsoft Corp.	$78,498,053	8.2%
Amazon.com, Inc.	$63,558,380	6.7%
Alphabet, Inc. - Class C	$53,131,618	5.6%
Meta Platforms, Inc. - Class A	$51,157,765	5.4%
Visa, Inc. - Class A	$43,874,569	4.6%
Netflix, Inc.	$39,148,557	4.1%
Broadcom, Inc.	$33,402,812	3.5%
Costco Wholesale Corp.	$30,983,670	3.3%
Home Depot, Inc. (The)	$25,406,493	2.7%
Total	$509,670,557	53.6%

Sector Breakdown

Value	Value
Information Technology	35.7%
Communication Services	15.5%
Consumer Discretionary	15.0%
Health Care	11.5%
Industrials	7.5%
Financials	5.8%
Consumer Staples	5.6%
Materials	1.3%
Short-Term Investments	2.7%
Other assets less liabilities	-0.6%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VL-A-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VL-A-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCAN ME

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Portfolio Information

Class A

4

VPS-LCG-A-0153-1224

Class B

December 31, 2024

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Portfolio Information

AB VPS Large Cap Growth Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Large Cap Growth Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VL-B-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$101	0.90%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Russell 1000 Growth Index (the “benchmark”). Overall sector allocation drove the underperformance led by an overweight to health care and an underweight to technology. Underweights to real estate and consumer discretionary contributed, offsetting some losses. Security selection also detracted. Contributions from selection within technology and communication services were offset by selection within consumer discretionary and health care, which detracted.

Performance Highlights

Top contributors to performance:

  During the 12-month period, underweights to the real estate and consumer-discretionary sectors contributed, as did security selection within technology and communication services.

Top detractors from performance:

  During the 12-month period, an overweight to the health care sector and an underweight to the technology sector, and security selection within the consumer-discretionary and health care sectors were the leading detractors from performance.

Class B

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class B	S&P 500 Index	Russell 1000 Growth Index
12/14	$10,000	$10,000	$10,000
12/15	$11,085	$10,138	$10,567
12/16	$11,346	$11,351	$11,314
12/17	$14,940	$13,829	$14,733
12/18	$15,287	$13,223	$14,510
12/19	$20,540	$17,386	$19,790
12/20	$27,760	$20,585	$27,408
12/21	$35,713	$26,494	$34,971
12/22	$25,468	$21,696	$24,782
12/23	$34,327	$27,399	$35,358
12/24	$42,893	$34,254	$47,152

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class B	24.95%	15.87%	15.67%
S&P 500 Index	25.02%	14.53%	13.10%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

The addition of the S&P 500 Index broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VL-B-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$951,493,333
# of Portfolio Holdings	55
Portfolio Turnover Rate	27%
Total Advisory Fees Paid	$5,235,485

Class B

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
NVIDIA Corp.	$90,508,640	9.5%
Microsoft Corp.	$78,498,053	8.2%
Amazon.com, Inc.	$63,558,380	6.7%
Alphabet, Inc. - Class C	$53,131,618	5.6%
Meta Platforms, Inc. - Class A	$51,157,765	5.4%
Visa, Inc. - Class A	$43,874,569	4.6%
Netflix, Inc.	$39,148,557	4.1%
Broadcom, Inc.	$33,402,812	3.5%
Costco Wholesale Corp.	$30,983,670	3.3%
Home Depot, Inc. (The)	$25,406,493	2.7%
Total	$509,670,557	53.6%

Sector Breakdown

Value	Value
Information Technology	35.7%
Communication Services	15.5%
Consumer Discretionary	15.0%
Health Care	11.5%
Industrials	7.5%
Financials	5.8%
Consumer Staples	5.6%
Materials	1.3%
Short-Term Investments	2.7%
Other assets less liabilities	-0.6%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VL-B-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class B

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VL-B-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Please scan QR code for

Portfolio Information

Class B

4

VPS-LCG-B-0153-1224

Class A

December 31, 2024

SCAN ME

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Portfolio Information

AB VPS Small Cap Growth Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Small Cap Growth Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VS-A-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$98	0.90%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio outperformed the Russell 2000 Growth Index (the “benchmark”). Overall security selection and sector allocation were positive. Security selection within industrials and consumer discretionary contributed the most, while selection within technology and real estate detracted. Gains from an underweight to materials and an overweight to technology offset losses from overweights to consumer discretionary and financials.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection within industrials and consumer discretionary, an underweight to materials and an overweight to technology were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, security selection within technology and real estate, along with overweights to consumer discretionary and financials were the leading detractors from performance.

Class A

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	S&P 500 Index	Russell 2000 Growth Index
12/14	$10,000	$10,000	$10,000
12/15	$9,875	$10,138	$9,862
12/16	$10,513	$11,351	$10,978
12/17	$14,101	$13,829	$13,411
12/18	$13,975	$13,223	$12,163
12/19	$19,062	$17,386	$15,628
12/20	$29,352	$20,585	$21,040
12/21	$32,128	$26,494	$21,636
12/22	$19,568	$21,696	$15,933
12/23	$23,094	$27,399	$18,906
12/24	$27,399	$34,254	$21,772

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A	18.64%	7.53%	10.60%
S&P 500 Index	25.02%	14.53%	13.10%
Russell 2000 Growth Index	15.15%	6.86%	8.09%

The addition of the S&P 500 Index broad-based benchmark provides a comparison of the Portfolio's performance against the broader market as regulatorily required.

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VS-A-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$64,894,798
# of Portfolio Holdings	103
Portfolio Turnover Rate	92%
Total Advisory Fees Paid	$228,180

Class A

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Boot Barn Holdings, Inc.	$1,207,880	1.9%
ACV Auctions, Inc. - Class A	$1,196,186	1.8%
Semtech Corp.	$1,134,267	1.7%
Clearwater Analytics Holdings, Inc. - Class A	$1,129,861	1.7%
CSW Industrials, Inc.	$1,074,629	1.7%
Construction Partners, Inc. - Class A	$1,063,908	1.6%
SPS Commerce, Inc.	$1,053,711	1.6%
Intapp, Inc.	$1,038,771	1.6%
Piper Sandler Cos.	$1,034,527	1.6%
Modine Manufacturing Co.	$1,025,517	1.6%
Total	$10,959,257	16.8%

Sector Breakdown

Value	Value
Information Technology	24.3%
Industrials	23.1%
Health Care	21.1%
Consumer Discretionary	14.5%
Financials	10.0%
Consumer Staples	4.2%
Materials	1.2%
Energy	0.6%
Short-Term Investments	2.9%
Other assets less liabilities	-1.9%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VS-A-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VS-A-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCAN ME

Please scan QR code for

Portfolio Information

Class A

4

VPS-SCG-A-0153-1224

Class B

December 31, 2024

SCAN ME

Please scan QR code for

Portfolio Information

AB VPS Small Cap Growth Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Small Cap Growth Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VS-B-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$126	1.15%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio outperformed the Russell 2000 Growth Index (the “benchmark”). Overall security selection and sector allocation were positive. Security selection within industrials and consumer discretionary contributed the most, while selection within technology and real estate detracted. Gains from an underweight to materials and an overweight to technology offset losses from overweights to consumer discretionary and financials.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection within industrials and consumer discretionary, an underweight to materials and an overweight to technology were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, security selection within technology and real estate, along with overweights to consumer discretionary and financials were the leading detractors from performance.

Class B

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class B	S&P 500 Index	Russell 2000 Growth Index
12/14	$10,000	$10,000	$10,000
12/15	$9,847	$10,138	$9,862
12/16	$10,459	$11,351	$10,978
12/17	$13,991	$13,829	$13,411
12/18	$13,837	$13,223	$12,163
12/19	$18,819	$17,386	$15,628
12/20	$28,913	$20,585	$21,040
12/21	$31,573	$26,494	$21,636
12/22	$19,176	$21,696	$15,933
12/23	$22,576	$27,399	$18,906
12/24	$26,739	$34,254	$21,772

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class B	18.44%	7.28%	10.34%
S&P 500 Index	25.02%	14.53%	13.10%
Russell 2000 Growth Index	15.15%	6.86%	8.09%

The addition of the S&P 500 Index broad-based benchmark provides a comparison of the Portfolio's performance against the broader market as regulatorily required.

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VS-B-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$64,894,798
# of Portfolio Holdings	103
Portfolio Turnover Rate	92%
Total Advisory Fees Paid	$228,180

Class B

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Boot Barn Holdings, Inc.	$1,207,880	1.9%
ACV Auctions, Inc. - Class A	$1,196,186	1.8%
Semtech Corp.	$1,134,267	1.7%
Clearwater Analytics Holdings, Inc. - Class A	$1,129,861	1.7%
CSW Industrials, Inc.	$1,074,629	1.7%
Construction Partners, Inc. - Class A	$1,063,908	1.6%
SPS Commerce, Inc.	$1,053,711	1.6%
Intapp, Inc.	$1,038,771	1.6%
Piper Sandler Cos.	$1,034,527	1.6%
Modine Manufacturing Co.	$1,025,517	1.6%
Total	$10,959,257	16.8%

Sector Breakdown

Value	Value
Information Technology	24.3%
Industrials	23.1%
Health Care	21.1%
Consumer Discretionary	14.5%
Financials	10.0%
Consumer Staples	4.2%
Materials	1.2%
Energy	0.6%
Short-Term Investments	2.9%
Other assets less liabilities	-1.9%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VS-B-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class B

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VS-B-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCAN ME

Please scan QR code for

Portfolio Information

Class B

4

VPS-SCG-B-0153-1224

Class A

December 31, 2024

SCAN ME

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Portfolio Information

AB VPS Discovery Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Discovery Value Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VQ-A-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$85	0.81%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Russell 2500 Value Index (the "benchmark"). Overall security selection detracted from performance, while sector allocation contributed. Gains from security selection within financials and communication services were offset by losses from selection within health care and consumer staples. Sector allocation was positive. An underweight to materials and overweight to technology added to gains, offsetting losses from an overweight to consumer discretionary and an underweight to utilities.

Performance Highlights

Top contributors to performance:

  During the 12-month period, an underweight to materials and overweight to technology and security selection within financials and communication services were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, leading detractors to performance were selection within health care and consumer staples and an overweight to consumer discretionary and an underweight to utilities.

Class A

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	S&P 500 Index	Russell 2500 Value Index
12/14	$10,000	$10,000	$10,000
12/15	$9,451	$10,138	$9,451
12/16	$11,823	$11,351	$11,833
12/17	$13,377	$13,829	$13,059
12/18	$11,367	$13,223	$11,445
12/19	$13,651	$17,386	$14,142
12/20	$14,111	$20,585	$14,832
12/21	$19,183	$26,494	$18,953
12/22	$16,185	$21,696	$16,473
12/23	$18,966	$27,399	$19,105
12/24	$20,866	$34,254	$21,204

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A	10.02%	8.86%	7.63%
S&P 500 Index	25.02%	14.53%	13.10%
Russell 2500 Value Index	10.98%	8.44%	7.81%

The addition of the S&P 500 Index broad-based benchmark provides a comparison of the Portfolio's performance against the broader market as regulatorily required.

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VQ-A-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$697,028,669
# of Portfolio Holdings	92
Portfolio Turnover Rate	53%
Total Advisory Fees Paid	$5,311,202

Class A

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Tapestry, Inc.	$13,519,456	1.9%
F5, Inc.	$12,613,735	1.8%
Bath & Body Works, Inc.	$12,002,106	1.7%
CH Robinson Worldwide, Inc.	$11,861,343	1.7%
Pentair PLC	$10,765,461	1.5%
Jones Lang LaSalle, Inc.	$10,595,934	1.5%
BJ's Wholesale Club Holdings, Inc.	$10,588,868	1.5%
Cameco Corp. (New York)	$10,305,751	1.5%
Encompass Health Corp.	$10,303,490	1.5%
NCR Atleos Corp.	$10,273,283	1.5%
Total	$112,829,427	16.1%

Sector Breakdown

Value	Value
Industrials	20.9%
Financials	20.4%
Consumer Discretionary	15.4%
Information Technology	12.0%
Real Estate	8.1%
Health Care	6.6%
Energy	5.4%
Materials	3.1%
Utilities	2.8%
Consumer Staples	2.7%
Communication Services	2.0%
Short-Term Investments	8.4%
Other assets less liabilities	-7.8%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VQ-A-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VQ-A-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Portfolio Information

Class A

4

VPS-DV-A-0153-1224

Class B

December 31, 2024

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Portfolio Information

AB VPS Discovery Value Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Discovery Value Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VQ-B-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$111	1.06%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Russell 2500 Value Index (the "benchmark"). Overall security selection detracted from performance, while sector allocation contributed. Gains from security selection within financials and communication services were offset by losses from selection within health care and consumer staples. Sector allocation was positive. An underweight to materials and overweight to technology added to gains, offsetting losses from an overweight to consumer discretionary and an underweight to utilities.

Performance Highlights

Top contributors to performance:

  During the 12-month period, an underweight to materials and overweight to technology and security selection within financials and communication services were the leading contributors to performance.

Top detractors from performance:

  During the 12-month period, leading detractors to performance were selection within health care and consumer staples and an overweight to consumer discretionary and an underweight to utilities.

Class B

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio, a broad-based securities market index and an additional index that corresponds to the Portfolio's investment strategies, over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class B	S&P 500 Index	Russell 2500 Value Index
12/14	$10,000	$10,000	$10,000
12/15	$9,431	$10,138	$9,451
12/16	$11,769	$11,351	$11,833
12/17	$13,281	$13,829	$13,059
12/18	$11,250	$13,223	$11,445
12/19	$13,489	$17,386	$14,142
12/20	$13,900	$20,585	$14,832
12/21	$18,850	$26,494	$18,953
12/22	$15,868	$21,696	$16,473
12/23	$18,544	$27,399	$19,105
12/24	$20,346	$34,254	$21,204

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class B	9.72%	8.57%	7.36%
S&P 500 Index	25.02%	14.53%	13.10%
Russell 2500 Value Index	10.98%	8.44%	7.81%

The addition of the S&P 500 Index broad-based benchmark provides a comparison of the Portfolio's performance against the broader market as regulatorily required.

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VQ-B-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$697,028,669
# of Portfolio Holdings	92
Portfolio Turnover Rate	53%
Total Advisory Fees Paid	$5,311,202

Class B

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Tapestry, Inc.	$13,519,456	1.9%
F5, Inc.	$12,613,735	1.8%
Bath & Body Works, Inc.	$12,002,106	1.7%
CH Robinson Worldwide, Inc.	$11,861,343	1.7%
Pentair PLC	$10,765,461	1.5%
Jones Lang LaSalle, Inc.	$10,595,934	1.5%
BJ's Wholesale Club Holdings, Inc.	$10,588,868	1.5%
Cameco Corp. (New York)	$10,305,751	1.5%
Encompass Health Corp.	$10,303,490	1.5%
NCR Atleos Corp.	$10,273,283	1.5%
Total	$112,829,427	16.1%

Sector Breakdown

Value	Value
Industrials	20.9%
Financials	20.4%
Consumer Discretionary	15.4%
Information Technology	12.0%
Real Estate	8.1%
Health Care	6.6%
Energy	5.4%
Materials	3.1%
Utilities	2.8%
Consumer Staples	2.7%
Communication Services	2.0%
Short-Term Investments	8.4%
Other assets less liabilities	-7.8%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VQ-B-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class B

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VQ-B-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Portfolio Information

Class B

4

VPS-DV-B-0153-1224

Class A

December 31, 2024

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Portfolio Information

AB VPS Sustainable Global Thematic Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Sustainable Global Thematic Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VA-A-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$94	0.91%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Morgan Stanley Capital

International All Country World Index (“MSCI ACWI”)(net)(the “benchmark”). Overall security selection drove the underperformance, while sector allocation contributed. Security selection within technology and financials detracted the most, while selection within consumer staples and utilities was positive. In terms of sector allocation, an overweight to technology and an underweight to materials contributed and helped offset losses from an underweight to communication services and an overweight to health care. Overall country selection (a result of bottom-up security analysis combined with fundamental research) detracted, as losses from overweights to Brazil and Indonesia offset gains from underweights to France and South Korea.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for the annual period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, an overweight to technology and an underweight to materials contributed, as did security selection within consumer staples and utilities. In terms of country selection, underweights to France and South Korea also added to gains.

Top detractors from performance:

  During the 12-month period, leading detractors to performance included security selection within technology and financials, an underweight to communication services and an overweight to health care. Country selection, including overweights to Brazil and Indonesia, also detracted from gains.

Class A

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio and a broad-based securities market index over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	MSCI ACWI Index (net)
12/14	$10,000	$10,000
12/15	$10,289	$9,764
12/16	$10,225	$10,531
12/17	$13,974	$13,056
12/18	$12,605	$11,827
12/19	$16,406	$14,973
12/20	$22,872	$17,406
12/21	$28,103	$20,633
12/22	$20,520	$16,844
12/23	$23,805	$20,584
12/24	$25,283	$24,183

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A	6.21%	9.03%	9.72%
MSCI ACWI Index (net)	17.49%	10.06%	9.23%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VA-A-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$160,869,684
# of Portfolio Holdings	54
Portfolio Turnover Rate	47%
Total Advisory Fees Paid	$1,176,639

Class A

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Microsoft Corp.	$6,112,593	3.8%
NVIDIA Corp.	$5,201,992	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	$4,940,003	3.1%
Flex Ltd.	$4,626,686	2.9%
Visa, Inc. - Class A	$4,374,941	2.7%
London Stock Exchange Group PLC	$4,225,046	2.6%
Fiserv, Inc.	$4,155,236	2.6%
Veralto Corp.	$4,057,093	2.5%
NextEra Energy, Inc.	$3,855,273	2.4%
MercadoLibre, Inc.	$3,849,796	2.4%
Total	$45,398,659	28.2%

Sector Breakdown

Value	Value
Information Technology	32.8%
Financials	19.1%
Industrials	18.5%
Health Care	13.6%
Consumer Discretionary	6.1%
Consumer Staples	3.9%
Utilities	3.7%
Energy	1.5%
Short-Term Investments	0.9%
Other assets less liabilities	-0.1%

Country Breakdown

Value	Value
United States	60.6%
United Kingdom	7.8%
Brazil	5.6%
Japan	4.0%
Switzerland	3.4%
Taiwan	3.1%
Canada	3.1%
Ireland	2.3%
Hong Kong	2.0%
India	2.0%
Jersey (Channel Islands)	1.5%
Netherlands	1.2%
Italy	1.0%
Norway	0.9%
Others	0.7%
Short-Term Investments	0.9%
Other assets less liabilities	-0.1%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VA-A-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VA-A-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCAN ME

Please scan QR code for

Portfolio Information

VPS-SGT-A-0153-1224

Class A

4

Class B

December 31, 2024

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Portfolio Information

AB VPS Sustainable Global Thematic Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB VPS Sustainable Global Thematic Portfolio (the “Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://www.abfunds.com/link/AB/64VA-B-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$119	1.16%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period ended December 31, 2024, all share classes of the Portfolio underperformed the Morgan Stanley Capital

International All Country World Index (“MSCI ACWI”)(net)(the “benchmark”). Overall security selection drove the underperformance, while sector allocation contributed. Security selection within technology and financials detracted the most, while selection within consumer staples and utilities was positive. In terms of sector allocation, an overweight to technology and an underweight to materials contributed and helped offset losses from an underweight to communication services and an overweight to health care. Overall country selection (a result of bottom-up security analysis combined with fundamental research) detracted, as losses from overweights to Brazil and Indonesia offset gains from underweights to France and South Korea.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for the annual period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, an overweight to technology and an underweight to materials contributed, as did security selection within consumer staples and utilities. In terms of country selection, underweights to France and South Korea also added to gains.

Top detractors from performance:

  During the 12-month period, leading detractors to performance included security selection within technology and financials, an underweight to communication services and an overweight to health care. Country selection, including overweights to Brazil and Indonesia, also detracted from gains.

Class B

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio and a broad-based securities market index over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class B	MSCI ACWI Index (net)
12/14	$10,000	$10,000
12/15	$10,265	$9,764
12/16	$10,175	$10,531
12/17	$13,868	$13,056
12/18	$12,484	$11,827
12/19	$16,201	$14,973
12/20	$22,533	$17,406
12/21	$27,619	$20,633
12/22	$20,116	$16,844
12/23	$23,274	$20,584
12/24	$24,662	$24,183

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class B	5.96%	8.77%	9.45%
MSCI ACWI Index (net)	17.49%	10.06%	9.23%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/AB/64VA-B-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$160,869,684
# of Portfolio Holdings	54
Portfolio Turnover Rate	47%
Total Advisory Fees Paid	$1,176,639

Class B

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Microsoft Corp.	$6,112,593	3.8%
NVIDIA Corp.	$5,201,992	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	$4,940,003	3.1%
Flex Ltd.	$4,626,686	2.9%
Visa, Inc. - Class A	$4,374,941	2.7%
London Stock Exchange Group PLC	$4,225,046	2.6%
Fiserv, Inc.	$4,155,236	2.6%
Veralto Corp.	$4,057,093	2.5%
NextEra Energy, Inc.	$3,855,273	2.4%
MercadoLibre, Inc.	$3,849,796	2.4%
Total	$45,398,659	28.2%

Sector Breakdown

Value	Value
Information Technology	32.8%
Financials	19.1%
Industrials	18.5%
Health Care	13.6%
Consumer Discretionary	6.1%
Consumer Staples	3.9%
Utilities	3.7%
Energy	1.5%
Short-Term Investments	0.9%
Other assets less liabilities	-0.1%

Country Breakdown

Value	Value
United States	60.6%
United Kingdom	7.8%
Brazil	5.6%
Japan	4.0%
Switzerland	3.4%
Taiwan	3.1%
Canada	3.1%
Ireland	2.3%
Hong Kong	2.0%
India	2.0%
Jersey (Channel Islands)	1.5%
Netherlands	1.2%
Italy	1.0%
Norway	0.9%
Others	0.7%
Short-Term Investments	0.9%
Other assets less liabilities	-0.1%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/AB/64VA-B-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class B

3

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

Information regarding the Portfolio’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Portfolio’s website https://www.abfunds.com/link/AB/64VA-B-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Portfolio Information

VPS-SGT-B-0153-1224

Class B

4

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Hedged Allocation Portfolio	2023	60,807	—	29,670
	2024	45,000	—	9,274
AB Sustainable Global Thematic Portfolio	2023	44,022	—	19,327
	2024	44,022	—	4,222
AB Relative Value Portfolio	2023	32,974	—	19,617
	2024	32,974	—	3,780
AB International Value Portfolio	2023	44,022	—	46,938
	2024	44,022	—	12,660
AB Large Cap Growth Portfolio	2023	32,974	—	17,220
	2024	32,974	—	1,770
AB Small Cap Growth Portfolio	2023	32,974	—	18,663
	2024	32,974	—	1,893
AB Discovery Value Portfolio	2023	37,394	—	19,663
	2024	37,394	—	6,602
AB Dynamic Asset Allocation Portfolio	2023	89,404	—	59,547
	2024	55,000	—	24,499
AB Global Risk Allocation-Moderate Portfolio	2023	58,830	—	34,712
	2024	58,830	—	20,686

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Hedged Allocation Portfolio	2023	$1,917,111	$29,670
			—
			$(29,670)
	2024	$1,765,978	$9,274
			—
			(9,274)
AB Sustainable Global Thematic Portfolio	2023	$1,906,768	$19,327
			—
			$(19,327)
	2024	$1,760,926	$4,222
			—
			(4,222)
AB Relative Value Portfolio	2023	$1,907,058	$19,617
			—
			$(19,617)
	2024	$1,760,484	$3,780
			—
			$(3,780)
AB International Value Portfolio	2023	$1,934,379	$46,938
			—
			$(46,938)
	2024	$1,769,364	$12,660
			—
			(12,660)
AB Large Cap Growth Portfolio	2023	$1,904,661	$17,220
			—
			$(17,220)
	2024	$1,758,474	$1,770
			—
			(1,770)
AB Small Cap Growth Portfolio	2023	$1,906,104	$18,663
			—
			$(18,663)
	2024	$1,758,597	$1,893
			—
			(1,893)
AB Discovery Value Portfolio	2023	$1,907,104	$19,663
			—
			$(19,663)
	2024	$1,763,306	$6,602
			—
			(6,602)
AB Dynamic Asset Allocation Portfolio	2023	$1,946,988	$59,547
			—
			$(59,547)
	2024	$1,781,203	$24,499
			—
			(24,499)
AB Global Risk Allocation-Moderate Portfolio	2023	$1,922,153	$34,712
			—
			$(34,712)
	2024	$1,777,390	$20,686
			—
			(20,686)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

DEC 12.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB BALANCED HEDGED ALLOCATION PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

BALANCED HEDGED ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2024	AB Variable Products Series Fund

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES–87.0%
FUNDS AND INVESTMENT TRUSTS–87.0%(a)
iShares Core MSCI EAFE ETF		260,700	$18,321,996
iShares Core MSCI Emerging Markets ETF		186,000	9,712,920
iShares Core S&P 500 ETF		79,900	47,035,532
iShares Core U.S. Aggregate Bond ETF(b)		250,500	24,273,450
Vanguard Mid-Cap ETF(b)		18,450	4,873,198
Vanguard Real Estate ETF(b)		44,900	3,999,692
Vanguard Small-Cap ETF(b)		14,650	3,520,102
Vanguard Total Bond Market ETF(b)		336,900	24,226,479

Total Investment Companies (cost $123,782,313)			135,963,369

	Principal Amount (000)
INFLATION-LINKED SECURITIES–3.1%
UNITED STATES–3.1%
U.S. Treasury Inflation Index 0.125%, 01/15/2032 (TIPS)(c) (cost $5,573,156)	U.S.$	5,550	4,812,559

	Notional Amount
PURCHASED OPTIONS–CALLS–3.0%
OPTIONS ON EQUITY INDICES–3.0%
S&P 500 Index Expiration: Dec 2026; Contracts: 18; Exercise Price: USD 6,100.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	10,980,000	1,164,600

S&P 500 Index Expiration: Dec 2026; Contracts: 14; Exercise Price: USD 6,000.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	8,400,000	990,430
S&P 500 Index Expiration: Dec 2026; Contracts: 12; Exercise Price: USD 5,500.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	6,600,000	1,242,240
S&P 500 Index Expiration: Dec 2026; Contracts: 6; Exercise Price: USD 5,600.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	3,360,000	580,230
S&P 500 Index Expiration: Dec 2026; Contracts: 6; Exercise Price: USD 5,300.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	3,180,000	700,050

Total Purchased Options–Calls (premiums paid $4,307,464)			4,677,550

PURCHASED OPTIONS– PUTS–2.4%
OPTIONS ON EQUITY INDICES–2.4%
S&P 500 Index Expiration: Dec 2026; Contracts: 33; Exercise Price: USD 5,600.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	18,480,000	1,010,295

1

BALANCED HEDGED ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company		Notional Amount	U.S. $ Value

S&P 500 Index Expiration: Dec 2026; Contracts: 24; Exercise Price: USD 5,500.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	13,200,000	$680,160
S&P 500 Index Expiration: Dec 2026; Contracts: 18; Exercise Price: USD 6,100.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	10,980,000	798,120
S&P 500 Index Expiration: Dec 2026; Contracts: 14; Exercise Price: USD 6,000.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	8,400,000	577,570
S&P 500 Index Expiration: Dec 2026; Contracts: 12; Exercise Price: USD 5,700.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	6,840,000	396,480
S&P 500 Index Expiration: Dec 2026; Contracts: 12; Exercise Price: USD 5,300.00; Counterparty: Morgan Stanley & Co., Inc.(d)	USD	6,360,000	289,920

Total Purchased Options–Puts (premiums paid $4,258,079)			3,752,545

Company		Shares	U.S. $ Value

COMMON STOCKS–0.0%
ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Gazprom PJSC(d)(e)(f)(g)		31,460	–0	–
LUKOIL PJSC(e)(f)(g)		790	–0	–

			–0	–

MATERIALS–0.0%
METALS & MINING–0.0%
MMC Norilsk Nickel PJSC (ADR)(d)(e)(f)		2,540	–0	–

Total Common Stocks (cost $272,696)			–0	–

SHORT-TERM INVESTMENTS–4.8%
INVESTMENT COMPANIES–4.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(a)(h)(i) (cost $7,544,584)		7,544,584	7,544,584

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.3% (cost $145,738,292)			156,750,607

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–4.1%
INVESTMENT COMPANIES–4.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(a)(h)(i) (cost $6,437,125)		6,437,125	6,437,125

TOTAL INVESTMENTS–104.4% (cost $152,175,417)			163,187,732
Other assets less liabilities–(4.4)%			(6,841,221)

NET ASSETS–100.0%			$156,346,511

2

AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Futures	9	March 2025	$1,012,410	$(57,242)
MSCI EAFE Futures	39	March 2025	4,421,625	(134,047)
MSCI Emerging Markets Futures	46	March 2025	2,469,740	(91,060)
S&P 500 E-Mini Futures	20	March 2025	5,935,750	(223,529)
S&P Mid 400 E-Mini Futures	5	March 2025	1,573,350	(85,140)
U.S. Long Bond (CBT) Futures	45	March 2025	5,122,969	(118,879)
U.S. T-Note 10 Yr (CBT) Futures	496	March 2025	53,940,000	(481,871)

				$(1,191,768)

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Non-income producing security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Fair valued by the Adviser.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Gazprom PJSC	09/28/2021-09/29/2021	$154,651	$–0	–	0.00%
LUKOIL PJSC	06/29/2018-07/09/2021	61,154	–0	–	0.00%

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

MSCI—Morgan Stanley Capital International

PJSC—Public Joint Stock Company

TIPS—Treasury Inflation-Protected Securities

See notes to financial statements.

3

BALANCED HEDGED ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2024	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $138,193,708)	$149,206,023	(a)
Affiliated issuers (cost $13,981,709—including investment of cash collateral for securities loaned of $6,437,125)	13,981,709
Cash	20
Foreign currencies, at value (cost $3,025)	2,982
Affiliated dividends receivable	22,652
Unaffiliated dividends and interest receivable	6,223
Receivable due from Adviser	1,211
Receivable for capital stock sold	406

Total assets	163,221,226

LIABILITIES
Payable for collateral received on securities loaned	6,437,125
Payable for variation margin on futures	150,209
Advisory fee payable	59,436
Payable for capital stock redeemed	48,507
Distribution fee payable	29,775
Administrative fee payable	22,291
Transfer Agent fee payable	167
Accrued expenses	127,205

Total liabilities	6,874,715

NET ASSETS	$156,346,511

COMPOSITION OF NET ASSETS
Capital stock, at par	$17,327
Additional paid-in capital	143,244,739
Distributable earnings	13,084,445

NET ASSETS	$156,346,511

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$15,427,768	1,683,143	$9.17

B	$140,918,743	15,643,773	$9.01

(a)	Includes securities on loan with a value of $11,706,815 (see Note E).

See notes to financial statements.

4

BALANCED HEDGED ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2024	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $555)	$3,793,184
Affiliated issuers	274,992
Interest	145,954
Securities lending income	18,172
Other income	110,687

4,342,989

EXPENSES
Advisory fee (see Note B)	747,060
Distribution fee—Class B	375,608
Transfer agency—Class A	498
Transfer agency—Class B	4,736
Administrative	92,747
Audit and tax	65,917
Custody and accounting	61,137
Printing	54,301
Legal	37,305
Directors’ fees	22,839
Miscellaneous	18,679

Total expenses	1,480,827
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(12,077)

Net expenses	1,468,750

Net investment income	2,874,239

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	7,546,941
Futures	1,010,049
Foreign currency transactions	(90)
Net change in unrealized appreciation (depreciation) of:
Investments	6,980,468
Futures	(4,564,393)
Foreign currency denominated assets and liabilities	(389)

Net gain on investment and foreign currency transactions	10,972,586

NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,846,825

(a)	Net of foreign realized capital gains taxes of $5,943.

See notes to financial statements.

5

BALANCED HEDGED ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2024	Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,874,239	$2,924,139
Net realized gain (loss) on investment and foreign currency transactions	8,556,900	(6,050,458)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	2,415,686	23,831,462

Net increase in net assets from operations	13,846,825	20,705,143
Distributions to Shareholders
Class A	(633,925)	(978,634)
Class B	(5,620,894)	(9,515,346)
CAPITAL STOCK TRANSACTIONS
Net decrease	(24,086,380)	(14,760,704)

Total decrease	(16,494,374)	(4,549,541)
NET ASSETS
Beginning of period	172,840,885	177,390,426

End of period	$156,346,511	$172,840,885

See notes to financial statements.

6

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2024	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Hedged Allocation Portfolio (the “Portfolio”) (formerly known as AB Balanced Wealth Strategy Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers nine separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

7

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

8

AB Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$135,963,369		$–0	–	$–0	–	$135,963,369
Inflation-Linked Securities	–0	–	4,812,559		–0	–	4,812,559
Purchased Options—Calls	–0	–	4,677,550		–0	–	4,677,550
Purchased Options—Puts	–0	–	3,752,545		–0	–	3,752,545
Common Stocks	–0	–	–0	–	0	(a)	–0	–
Short-Term Investments	7,544,584		–0	–	–0	–	7,544,584
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,437,125		–0	–	–0	–	6,437,125

Total Investments in Securities	149,945,078		13,242,654		0	(a)	163,187,732
Other Financial Instruments(b):
Assets	–0	–	–0	–	–0	–	–0	–
Liabilities:
Futures	(1,191,768)		–0	–	–0	–	(1,191,768	)(c)

Total	$148,753,310		$13,242,654		$0	(a)	$161,995,964

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)	Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

9

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2024, there was no such reimbursement. This fee waiver and/or expense reimbursement agreement extends through May 1, 2025 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2024, the reimbursement for such services amounted to $92,747.

10

AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,950 for the year ended December 31, 2024.

The Portfolio may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2024, such waiver amounted to $8,614.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2024 is as follows:

Portfolio	Market Value 12/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$10,353	$41,185	$43,993	$7,545	$275
AB Government Money Market Portfolio*	6,202	243,734	243,499	6,437	–0	–

Total				$13,982	$275

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$9,296,935		$37,632,387
U.S. government securities	–0	–	–0	–

11

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$152,175,417

Gross unrealized appreciation	$18,185,452
Gross unrealized depreciation	(7,037,690)

Net unrealized appreciation	$11,147,762

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2024, the Portfolio held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the

12

AB Variable Products Series Fund

exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2024, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended December 31, 2024, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on futures	$600,750	*

Equity contracts			Payable for variation margin on futures	591,018	*

Equity contracts	Investments in securities, at value	$8,430,095

Total		$8,430,095		$1,191,768

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(538,792)	$(3,004,439)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	1,548,841	(1,559,954)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	2,907,209	(244,734)

Total		$3,917,258	$(4,809,127)

13

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2024:

Futures:
Average notional amount of buy contracts	$73,122,412
Average notional amount of sale contracts	$2,271,586	(a)
Purchased Options:
Average notional amount	$92,024,615

(a)	Positions were open for 10 months during the year.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

14

AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2024 is as follows:

				AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned		Advisory Fee Waived
$11,706,815	$6,437,125	$5,485,627	$18,172	$–0	–	$3,463

*	As of December 31, 2024.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Class A
Shares sold	83,454	15,409	$745,767	$134,466
Shares issued in reinvestment of dividends and distributions	70,909	117,766	633,925	978,634
Shares redeemed	(276,002)	(289,545)	(2,489,227)	(2,475,377)

Net decrease	(121,639)	(156,370)	$(1,109,535)	$(1,362,277)

Class B
Shares sold	447,965	503,184	$4,013,635	$4,219,796
Shares issued on reinvestment of dividends and distributions	639,464	1,163,245	5,620,894	9,515,346
Shares redeemed	(3,631,685)	(3,256,453)	(32,611,374)	(27,133,569)

Net decrease	(2,544,256)	(1,590,024)	$(22,976,845)	$(13,398,427)

At December 31, 2024, certain shareholders of the Portfolio owned 70% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

ETF Risk—ETFs, are investment companies and are subject to market and selection risk. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

15

BALANCED HEDGED ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Real Assets Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2024.

16

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2024 and December 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$4,625,970	$1,598,559
Net long-term capital gains	1,628,849	8,895,421

Total taxable distributions paid	$6,254,819	$10,493,980

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,897,149
Accumulated capital and other losses	(8,961,977	)(a)
Unrealized appreciation (depreciation)	11,149,273	(b)

Total accumulated earnings (deficit)	$13,084,445

(a)	As of December 31, 2024, the cumulative deferred loss on straddles was $8,961,977.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2024, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

BALANCED HEDGED ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$8.78	$8.28	$11.75	$10.61	$10.24

Income From Investment Operations
Net investment income(a)(b)	.18	.16	.15	.16	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59	.89	(2.25)	1.29	.78
Contributions from Affiliates	–0	–	–0	–	.00	(c)	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.77	1.05	(2.10)	1.45	.91

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.10)	(.35)	(.06)	(.24)
Distributions from net realized gain on investment transactions	(.19)	(.45)	(1.02)	(.25)	(.30)

Total dividends and distributions	(.38)	(.55)	(1.37)	(.31)	(.54)

Net asset value, end of period	$9.17	$8.78	$8.28	$11.75	$10.61

Total Return
Total investment return based on net asset value(d)*	8.84%	13.04%	(18.99)%	13.73%	9.41%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,428	$15,843	$16,241	$21,879	$21,252
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.66%	.69%	.63%	.56%	.55%
Expenses, before waivers/reimbursements(e)‡	.67%	.70%	.71%	.75%	.77%
Net investment income(b)	1.97%	1.92%	1.50%	1.43%	1.38%
Portfolio turnover rate	6%	4%	135	%**	63	%**	66	%**

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.04%	.09%	.20%	.22%

See footnote summary on page 20.

18

BALANCED HEDGED ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$8.63	$8.15	$11.58	$10.47	$10.10

Income From Investment Operations
Net investment income(a)(b)	.15	.14	.12	.13	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58	.87	(2.22)	1.26	.78
Contributions from Affiliates	–0	–	–0	–	.00	(c)	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.73	1.01	(2.10)	1.39	.89

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.08)	(.31)	(.03)	(.22)
Distributions from net realized gain on investment transactions	(.19)	(.45)	(1.02)	(.25)	(.30)

Total dividends and distributions	(.35)	(.53)	(1.33)	(.28)	(.52)

Net asset value, end of period	$9.01	$8.63	$8.15	$11.58	$10.47

Total Return
Total investment return based on net asset value(d)*	8.58%	12.66%	(19.17)%	13.36%	9.25%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$140,919	$156,998	$161,149	$223,893	$222,427
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.91%	.94%	.88%	.81%	.80%
Expenses, before waivers/reimbursements(e)‡	.92%	.95%	.96%	1.00%	1.02%
Net investment income(b)	1.71%	1.66%	1.24%	1.20%	1.14%
Portfolio turnover rate	6%	4%	135	%**	63	%**	66	%**

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.04%	.09%	.20%	.22%

See footnote summary on page 20.

19

BALANCED HEDGED ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, such waiver amounted to .01%, .01%, .08%, .19% and .20%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2024 and December 31, 2022 by .10% and .02%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Balanced Hedged Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Balanced Hedged Allocation Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2025

21

2024 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2024. For corporate shareholders, 17.10% of dividends paid qualify for the dividends received deduction. The Portfolio designates $1,628,849 of dividends paid as long-term capital gain dividends.

22

BALANCED HEDGED ALLOCATION PORTFOLIO	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Hedged Allocation Portfolio (the “Fund”) at a meeting held in-person on November 5-7, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

23

BALANCED HEDGED ALLOCATION PORTFOLIO

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meetings, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods July 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was equal to the median.

The directors considered the schedule of fees charged by the Adviser for services to any sub-advised funds utilizing investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class B shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class B expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, and the directors note that the Fund’s expense ratio was currently close to the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no

24

AB Variable Products Series Fund

established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

25

VPS-BHA-0151-1224

DEC 12.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	AB DYNAMIC ASSET ALLOCATION PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2024	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–64.7%

INFORMATION TECHNOLOGY–17.0%
COMMUNICATIONS EQUIPMENT–0.5%
Arista Networks, Inc.(a)	2,488	$274,999
Cisco Systems, Inc.	9,298	550,442
F5, Inc.(a)	136	34,200
Juniper Networks, Inc.	767	28,724
Motorola Solutions, Inc.	389	179,807
Nokia Oyj	12,429	54,979
Telefonaktiebolaget LM Ericsson–Class B	6,474	52,429

		1,175,580

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
Amphenol Corp.–Class A	2,806	194,877
CDW Corp./DE	311	54,126
Corning, Inc.	1,895	90,050
Halma PLC	885	29,691
Hexagon AB–Class B	4,839	46,200
Jabil, Inc.	264	37,990
Keyence Corp.	487	197,952
Keysight Technologies, Inc.(a)	404	64,894
Kyocera Corp.	3,036	30,092
Murata Manufacturing Co., Ltd.	3,951	62,682
Omron Corp.	453	15,253
Shimadzu Corp.	578	16,177
TDK Corp.	4,510	58,082
TE Connectivity PLC	711	101,652
Teledyne Technologies, Inc.(a)	109	50,590
Trimble, Inc.(a)	569	40,206
Yaskawa Electric Corp.	507	12,939
Yokogawa Electric Corp.	534	11,358
Zebra Technologies Corp.–Class A(a)	120	46,346

		1,161,157

IT SERVICES–0.9%
Accenture PLC–Class A	1,456	512,206
Akamai Technologies, Inc.(a)	353	33,764
Bechtle AG	191	6,126
Capgemini SE	362	59,125
CGI, Inc.	475	51,973
Cognizant Technology Solutions Corp.–Class A	1,155	88,819
EPAM Systems, Inc.(a)	133	31,098
Fujitsu Ltd.	3,910	68,685
Gartner, Inc.(a)	180	87,205
GoDaddy, Inc.–Class A(a)	329	64,935
International Business Machines Corp.	2,146	471,755

Company	Shares	U.S. $ Value

MongoDB, Inc.(a)	172	$40,043
NEC Corp.	609	52,116
Nomura Research Institute Ltd.	854	25,075
NTT Data Group Corp.	1,422	27,039
Obic Co., Ltd.	705	20,980
Okta, Inc.(a)	379	29,865
Otsuka Corp.	560	12,807
SCSK Corp.	392	8,205
Shopify, Inc.–Class A(a)(b)	2,825	300,669
Snowflake, Inc.–Class A(a)	703	108,550
TIS, Inc.	494	11,668
Twilio, Inc.–Class A(a)	356	38,476
VeriSign, Inc.(a)	205	42,427
Wix.com Ltd.(a)	123	26,390

		2,220,001

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.9%
Advanced Micro Devices, Inc.(a)	3,771	455,499
Advantest Corp.	1,808	102,801
Analog Devices, Inc.	1,157	245,816
Applied Materials, Inc.	1,921	312,412
ASM International NV	109	63,022
ASML Holding NV(b)	931	652,104
BE Semiconductor Industries NV(b)	180	24,672
Broadcom, Inc.	10,337	2,396,530
Disco Corp.	231	61,279
Enphase Energy, Inc.(a)	316	21,703
Entegris, Inc.(b)	352	34,869
First Solar, Inc.(a)	237	41,769
Infineon Technologies AG	3,044	99,361
Intel Corp.	9,962	199,738
KLA Corp.	312	196,597
Kokusai Electric Corp.(b)	400	5,242
Lam Research Corp.	3,020	218,135
Lasertec Corp.	171	16,030
Marvell Technology, Inc.	2,018	222,888
Microchip Technology, Inc.	1,259	72,204
Micron Technology, Inc.	2,583	217,385
Monolithic Power Systems, Inc.	114	67,454
NVIDIA Corp.	57,150	7,674,673
NXP Semiconductors NV	594	123,463
ON Semiconductor Corp.(a)	998	62,924
Qorvo, Inc.(a)	221	15,455
QUALCOMM, Inc.	2,595	398,644
Renesas Electronics Corp.(a)	3,917	49,570
SCREEN Holdings Co., Ltd.	200	11,807
Skyworks Solutions, Inc.	372	32,989
STMicroelectronics NV	1,593	39,900
Teradyne, Inc.	380	47,850
Texas Instruments, Inc.	2,127	398,834
Tokyo Electron Ltd.	1,090	163,848

		14,747,467

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SOFTWARE–5.5%
Adobe, Inc.(a)	1,026	$456,242
ANSYS, Inc.(a)	204	68,815
AppLovin Corp.–Class A(a)	485	157,058
Aspen Technology, Inc.(a)	66	16,476
Atlassian Corp., Ltd.–Class A(a)	373	90,781
Autodesk, Inc.(a)	501	148,081
Bentley Systems, Inc.–Class B	372	17,372
Cadence Design Systems, Inc.(a)	638	191,693
Check Point Software Technologies Ltd.(a)	205	38,274
Cloudflare, Inc.–Class A(a)	709	76,345
Coinbase Global, Inc.–Class A(a)	449	111,487
Constellation Software, Inc./Canada	47	145,334
Crowdstrike Holdings, Inc.–Class A(a)	542	185,451
CyberArk Software Ltd.(a)	101	33,648
Dassault Systemes SE	1,560	53,982
Datadog, Inc.–Class A(a)	654	93,450
Descartes Systems Group, Inc. (The)(a)	199	22,621
DocuSign, Inc.(a)	473	42,542
Fair Isaac Corp.(a)	57	113,483
Fortinet, Inc.(a)	1,515	143,137
Gen Digital, Inc.	1,291	35,348
HubSpot, Inc.(a)	114	79,432
Intuit, Inc.	653	410,410
Manhattan Associates, Inc.(a)	143	38,644
Microsoft Corp.	16,452	6,934,518
MicroStrategy, Inc.–Class A(a)	426	123,378
Monday.com Ltd.(a)	87	20,483
Nemetschek SE	135	13,114
Nice Ltd.(a)	146	24,794
Nutanix, Inc.–Class A(a)	587	35,913
Open Text Corp.	619	17,518
Oracle Corp.	3,874	645,563
Oracle Corp. Japan	42	4,020
Palantir Technologies, Inc.–Class A(a)	4,742	358,637
Palo Alto Networks, Inc.(a)	1,518	276,215
PTC, Inc.(a)	280	51,484
Roper Technologies, Inc.	250	129,962
Sage Group PLC (The)	2,342	37,211
Salesforce, Inc.	2,227	744,553
Samsara, Inc.–Class A(a)	509	22,238
SAP SE	2,433	598,455
ServiceNow, Inc.(a)	480	508,858
Synopsys, Inc.(a)	358	173,759
Temenos AG (REG)	131	9,257
Trend Micro, Inc./Japan	289	15,581
Tyler Technologies, Inc.(a)	99	57,087

Company	Shares	U.S. $ Value

WiseTech Global Ltd.	429	$32,026
Workday, Inc.–Class A(a)	496	127,983
Xero Ltd.(a)	338	35,173
Zoom Communications, Inc.–Class A(a)	580	47,334
Zscaler, Inc.(a)	213	38,427

		13,853,647

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.8%
Apple, Inc.	35,422	8,870,377
Brother Industries Ltd.	585	9,896
Canon, Inc.	2,211	71,817
Dell Technologies, Inc.–Class C	739	85,162
FUJIFILM Holdings Corp.	2,627	54,352
Hewlett Packard Enterprise Co.	3,027	64,627
HP, Inc.	2,246	73,287
Logitech International SA (REG)	354	29,221
NetApp, Inc.	477	55,370
Pure Storage, Inc.–Class A(a)	726	44,598
Ricoh Co., Ltd.	1,272	14,446
Seagate Technology Holdings PLC	491	42,378
Seiko Epson Corp.	692	12,486
Super Micro Computer, Inc.(a)	1,228	37,429
Western Digital Corp.(a)	806	48,062

		9,513,508

		42,671,360

FINANCIALS–10.3%
BANKS–3.8%
ABN AMRO Bank NV(b)	1,068	16,481
AIB Group PLC	4,341	24,005
ANZ Group Holdings Ltd.	6,940	122,281
Banco Bilbao Vizcaya Argentaria SA	13,431	131,415
Banco BPM SpA(b)	3,001	24,298
Banco de Sabadell SA	12,677	24,635
Banco Santander SA	36,104	167,026
Bank Hapoalim BM	2,946	35,565
Bank Leumi Le-Israel BM	3,514	41,807
Bank of America Corp.	16,271	715,110
Bank of Ireland Group PLC	2,340	21,339
Bank of Montreal	1,700	165,039
Bank of Nova Scotia (The)	2,883	154,815
Banque Cantonale Vaudoise (REG)	70	6,445
Barclays PLC	33,870	113,302
BNP Paribas SA	2,372	145,633
BOC Hong Kong Holdings Ltd.	8,531	27,241
BPER Banca SPA	2,319	14,790

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CaixaBank SA	9,316	$50,578
Canadian Imperial Bank of Commerce(b)	2,198	139,041
Chiba Bank Ltd. (The)	1,314	10,128
Citigroup, Inc.	4,445	312,884
Citizens Financial Group, Inc.	1,045	45,729
Commerzbank AG	2,209	36,277
Commonwealth Bank of Australia(b)	3,899	368,928
Concordia Financial Group Ltd.(b)	2,421	13,314
Credit Agricole SA	2,481	34,137
Danske Bank A/S	1,608	45,591
DBS Group Holdings Ltd.	4,592	147,153
DNB Bank ASA	2,087	41,666
Erste Group Bank AG	785	48,588
Fifth Third Bancorp	1,577	66,676
FinecoBank Banca Fineco SpA	1,424	24,853
First Citizens BancShares, Inc./NC–Class A	24	50,712
Hang Seng Bank Ltd.(b)	1,705	20,884
HSBC Holdings PLC	42,414	416,637
Huntington Bancshares, Inc./OH	3,385	55,074
ING Groep NV	7,699	120,655
Intesa Sanpaolo SpA	34,087	136,717
Israel Discount Bank Ltd.–Class A	2,882	19,715
Japan Post Bank Co., Ltd.	3,418	32,306
JPMorgan Chase & Co.	6,629	1,589,038
KBC Group NV	535	41,307
KeyCorp	2,198	37,674
Lloyds Banking Group PLC	142,945	97,621
M&T Bank Corp.	389	73,136
Mediobanca Banca di Credito Finanziario SpA	1,164	16,999
Mitsubishi UFJ Financial Group, Inc.	25,887	302,223
Mizrahi Tefahot Bank Ltd.	361	15,627
Mizuho Financial Group, Inc.	5,654	138,029
National Australia Bank Ltd.	7,163	164,121
National Bank of Canada(b)	794	72,382
NatWest Group PLC	16,454	82,455
Nordea Bank Abp (Helsinki)	7,354	80,238
Oversea-Chinese Banking Corp., Ltd.	8,327	101,698
PNC Financial Services Group, Inc. (The)	926	178,579
Regions Financial Corp.	2,133	50,168
Resona Holdings, Inc.	4,922	35,482
Royal Bank of Canada	3,297	397,535
Shizuoka Financial Group, Inc.	994	8,061

Company	Shares	U.S. $ Value

Skandinaviska Enskilda Banken AB–Class A	3,698	$50,678
Societe Generale SA	1,679	47,122
Standard Chartered PLC	4,898	60,300
Sumitomo Mitsui Financial Group, Inc.	8,699	208,778
Sumitomo Mitsui Trust Holdings, Inc.	1,534	35,834
Svenska Handelsbanken AB–Class A	3,399	35,095
Swedbank AB–Class A	1,979	39,077
Toronto-Dominion Bank (The)	4,072	216,794
Truist Financial Corp.	3,121	135,389
UniCredit SpA	3,433	137,486
United Overseas Bank Ltd.	2,692	71,488
US Bancorp	3,636	173,910
Wells Fargo & Co.	7,930	557,003
Westpac Banking Corp.	8,012	159,927

		9,600,724

CAPITAL MARKETS–2.2%
3i Group PLC	2,269	101,000
Ameriprise Financial, Inc.	229	121,926
Amundi SA	143	9,517
Ares Management Corp.–Class A	439	77,716
ASX Ltd.	452	18,176
Bank of New York Mellon Corp. (The)	1,720	132,148
Blackrock, Inc.	345	353,663
Blackstone, Inc.	1,678	289,321
Brookfield Asset Management Ltd.–Class A (Toronto)(b)	828	44,907
Brookfield Corp. (Toronto)(b)	3,185	183,064
Carlyle Group, Inc. (The)(b)	540	27,265
Cboe Global Markets, Inc.	244	47,678
Charles Schwab Corp. (The)	3,729	275,983
CME Group, Inc.	839	194,841
CVC Capital Partners PLC(a)(b)(c)	495	10,946
Daiwa Securities Group, Inc.	3,063	20,212
Deutsche Bank AG (REG)	4,416	76,206
Deutsche Boerse AG	439	101,126
EQT AB	868	23,995
Euronext NV	182	20,418
FactSet Research Systems, Inc.	89	42,745
Franklin Resources, Inc.	670	13,594
Futu Holdings Ltd. (ADR)	140	11,199
Goldman Sachs Group, Inc. (The)	736	421,448
Hargreaves Lansdown PLC	829	11,376
Hong Kong Exchanges & Clearing Ltd.	2,801	104,838

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

IGM Financial, Inc.(b)	193	$6,164
Intercontinental Exchange, Inc.	1,338	199,375
Japan Exchange Group, Inc.(b)	2,276	25,253
Julius Baer Group Ltd.	480	31,138
KKR & Co., Inc.	1,447	214,026
London Stock Exchange Group PLC	1,114	157,246
LPL Financial Holdings, Inc.	174	56,813
Macquarie Group Ltd.	844	115,428
MarketAxess Holdings, Inc.	88	19,892
Moody’s Corp.	383	181,301
Morgan Stanley	2,827	355,410
MSCI, Inc.	183	109,802
Nasdaq, Inc.	1,005	77,697
Nomura Holdings, Inc.	7,021	40,735
Northern Trust Corp.	470	48,175
Onex Corp.	147	11,482
Partners Group Holding AG	53	71,989
Raymond James Financial, Inc.	456	70,830
Robinhood Markets, Inc.–Class A(a)	1,245	46,389
S&P Global, Inc.	745	371,032
SBI Holdings, Inc.	595	14,944
Schroders PLC	1,878	7,591
SEI Investments Co.	257	21,197
Singapore Exchange Ltd.	1,635	15,241
State Street Corp.	686	67,331
T. Rowe Price Group, Inc.	519	58,694
TMX Group Ltd.	647	19,931
Tradeweb Markets, Inc.–Class A	271	35,479
UBS Group AG (REG)	7,663	234,616

		5,420,509

CONSUMER FINANCE–0.3%
Ally Financial, Inc.	639	23,010
American Express Co.	1,325	393,247
Capital One Financial Corp.	890	158,705
Discover Financial Services	585	101,339
Synchrony Financial	921	59,865

		736,166

FINANCIAL SERVICES–2.0%
Adyen NV(a)(b)	51	75,790
Apollo Global Management, Inc.	929	153,434
Berkshire Hathaway, Inc.–Class B(a)	3,087	1,399,275
Block, Inc.(a)	1,294	109,977
Corebridge Financial, Inc.	621	18,586
Corpay, Inc.(a)	154	52,117
Edenred SE	571	18,772
Equitable Holdings, Inc.	735	34,670

Company	Shares	U.S. $ Value

Eurazeo SE	98	$7,310
EXOR NV	232	21,269
Fidelity National Information Services, Inc.	1,271	102,659
Fiserv, Inc.(a)	1,341	275,468
Global Payments, Inc.	593	66,452
Groupe Bruxelles Lambert NV	193	13,197
Industrivarden AB–Class A	283	8,945
Industrivarden AB–Class C	374	11,813
Infratil Ltd.	2,139	15,077
Investor AB–Class B	4,034	106,848
Jack Henry & Associates, Inc.	170	29,801
L E Lundbergforetagen AB–Class B	177	8,020
M&G PLC	5,269	13,039
Mastercard, Inc.–Class A	1,922	1,012,068
Mitsubishi HC Capital, Inc.	2,023	13,332
Nexi SpA(a)(b)	1,200	6,679
ORIX Corp.	2,731	58,672
PayPal Holdings, Inc.(a)	2,263	193,147
Sofina SA(b)	36	8,126
Toast, Inc.–Class A(a)(b)	913	33,279
Visa, Inc.–Class A	3,892	1,230,028
Wise PLC–Class A(a)	1,552	20,628

		5,118,478

INSURANCE–2.0%
Admiral Group PLC	607	20,053
Aegon Ltd.(b)	3,146	18,721
Aflac, Inc.	1,240	128,266
Ageas SA/NV	372	18,087
AIA Group Ltd.	25,437	182,710
Allianz SE (REG)	913	280,622
Allstate Corp. (The)	615	118,566
American Financial Group, Inc./OH	166	22,730
American International Group, Inc.	1,501	109,273
Aon PLC–Class A	456	163,777
Arch Capital Group Ltd.	876	80,899
Arthur J Gallagher & Co.	511	145,047
ASR Nederland NV	369	17,550
Assurant, Inc.	121	25,800
Aviva PLC	6,239	36,567
AXA SA	4,103	146,024
Baloise Holding AG (REG)	101	18,302
Brown & Brown, Inc.	565	57,641
Chubb Ltd.	894	247,012
Cincinnati Financial Corp.	364	52,307
Dai-ichi Life Holdings, Inc.	2,113	56,304
Erie Indemnity Co.–Class A	59	24,322
Everest Group Ltd.	101	36,608
Fairfax Financial Holdings Ltd.	48	66,785
Fidelity National Financial, Inc.	605	33,965
Generali(b)	2,195	62,101

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Gjensidige Forsikring ASA	466	$8,228
Great-West Lifeco, Inc.(b)	651	21,589
Hannover Rueck SE	141	35,309
Hartford Financial Services Group, Inc. (The)	683	74,720
Helvetia Holding AG (REG)	86	14,184
iA Financial Corp., Inc.	220	20,404
Insurance Australia Group Ltd.	5,524	28,892
Intact Financial Corp.	416	75,745
Japan Post Holdings Co., Ltd.	4,467	42,069
Japan Post Insurance Co., Ltd.	492	9,037
Legal & General Group PLC	13,744	39,464
Loews Corp.	435	36,840
Manulife Financial Corp.	4,099	125,926
Markel Group, Inc.(a)	30	51,787
Marsh & McLennan Cos., Inc.	1,146	243,422
Medibank Pvt Ltd.	6,417	15,041
MetLife, Inc.	1,387	113,568
MS&AD Insurance Group Holdings, Inc.	2,976	64,274
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	312	157,423
NN Group NV	631	27,517
Phoenix Group Holdings PLC	1,634	10,412
Poste Italiane SpA	1,065	15,062
Power Corp. of Canada(b)	1,310	40,864
Principal Financial Group, Inc.	540	41,801
Progressive Corp. (The)	1,364	326,828
Prudential Financial, Inc.	832	98,617
Prudential PLC	6,283	49,862
QBE Insurance Group Ltd.	3,509	41,672
Sampo Oyj–Class A(b)	1,153	47,094
Sompo Holdings, Inc.	2,066	53,531
Sun Life Financial, Inc.(b)	1,346	79,920
Suncorp Group Ltd.	2,965	34,835
Swiss Life Holding AG (REG)	67	51,729
Swiss Re AG	703	101,819
T&D Holdings, Inc.	1,096	20,061
Talanx AG	150	12,758
Tokio Marine Holdings, Inc.	4,412	158,338
Travelers Cos., Inc. (The)	531	127,913
Tryg A/S	790	16,665
Unipol Gruppo SpA	919	11,477
W R Berkley Corp.	710	41,549
Willis Towers Watson PLC	237	74,238
Zurich Insurance Group AG	341	202,815

		5,035,338

Company	Shares	U.S. $ Value

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)–0.0%
Annaly Capital Management, Inc.	1,254	$22,948

		25,934,163

CONSUMER DISCRETIONARY–7.2%
AUTOMOBILE COMPONENTS–0.1%
Aisin Corp.	1,229	13,731
Aptiv PLC(a)	619	37,437
Bridgestone Corp.	1,368	45,983
Cie Generale des Etablissements Michelin SCA	1,557	51,234
Continental AG	256	17,250
Denso Corp.	4,440	61,214
Magna International, Inc.(b)	636	26,582
Sumitomo Electric Industries Ltd.	1,619	28,944

		282,375

AUTOMOBILES–1.6%
Bayerische Motoren Werke AG	676	55,290
Bayerische Motoren Werke AG (Preference Shares)	130	9,739
Dr. Ing. h.c. F. Porsche AG (Preference Shares)(c)	265	16,059
Ferrari NV(b)	294	125,450
Ford Motor Co.	9,100	90,090
General Motors Co.	2,619	139,514
Honda Motor Co., Ltd.	10,469	99,673
Isuzu Motors Ltd.(b)	1,312	17,848
Mercedes-Benz Group AG	1,745	97,287
Nissan Motor Co., Ltd.(b)	5,179	15,707
Porsche Automobil Holding SE (Preference Shares)	357	13,452
Renault SA	448	21,810
Rivian Automotive, Inc.–Class A(a)(b)	1,748	23,248
Stellantis NV (Milan)	4,580	59,579
Subaru Corp.	1,381	24,538
Suzuki Motor Corp.	3,636	40,739
Tesla, Inc.(a)	6,699	2,705,324
Toyota Motor Corp.	23,870	466,067
Volkswagen AG (Preference Shares)	481	44,380
Yamaha Motor Co., Ltd.	2,185	19,251

		4,085,045

BROADLINE RETAIL–2.3%
Amazon.com, Inc.(a)	22,007	4,828,116
Canadian Tire Corp., Ltd.–Class A(b)	122	12,834
Cie Financiere Richemont SA (REG)	1,253	189,546

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Dollarama, Inc.	655	$63,921
eBay, Inc.	1,140	70,623
Global-e Online Ltd.(a)	233	12,706
MercadoLibre, Inc.(a)	106	180,247
Next PLC	278	32,977
Pan Pacific International Holdings Corp.	871	23,662
Prosus NV(b)	3,188	126,643
Rakuten Group, Inc.(a)	3,513	18,926
Wesfarmers Ltd.	2,645	116,850

		5,677,051

DISTRIBUTORS–0.0%
D’ieteren Group	50	8,317
Genuine Parts Co.	325	37,947
LKQ Corp.	613	22,528
Pool Corp.	89	30,344

		99,136

DIVERSIFIED CONSUMER SERVICES–0.0%
Pearson PLC	1,397	22,401

HOTELS, RESTAURANTS & LEISURE–1.3%
Accor SA	454	22,081
Airbnb, Inc.–Class A(a)	1,025	134,695
Amadeus IT Group SA(b)	1,050	74,113
Aristocrat Leisure Ltd.	1,320	55,744
Booking Holdings, Inc.	78	387,537
Carnival Corp.(a)	2,421	60,331
Chipotle Mexican Grill, Inc.(a)	3,191	192,417
Compass Group PLC	3,955	131,596
Darden Restaurants, Inc.	274	51,153
Delivery Hero SE(a)	435	12,220
Domino’s Pizza, Inc.	80	33,581
DoorDash, Inc.–Class A(a)	717	120,277
DraftKings, Inc.–Class A(a)	1,018	37,870
Entain PLC	1,415	12,147
Evolution AB	395	30,461
Expedia Group, Inc.(a)	291	54,222
Flutter Entertainment PLC(a)	414	106,998
Galaxy Entertainment Group Ltd.	5,343	22,492
Genting Singapore Ltd.	13,869	7,780
Hilton Worldwide Holdings, Inc.	574	141,870
Hyatt Hotels Corp.–Class A(b)	105	16,483
InterContinental Hotels Group PLC	371	46,161
La Francaise des Jeux SACA	237	9,127
Las Vegas Sands Corp.(b)	858	44,067
Lottery Corp., Ltd. (The)	5,186	15,818
Marriott International, Inc./MD–Class A	558	155,649

Company	Shares	U.S. $ Value

McDonald’s Corp.	1,671	$484,406
McDonald’s Holdings Co. Japan Ltd.	192	7,542
MGM Resorts International(a)	531	18,399
Oriental Land Co., Ltd./Japan	2,505	53,998
Restaurant Brands International, Inc.	717	46,733
Royal Caribbean Cruises Ltd.	570	131,493
Sands China Ltd.(a)	5,620	14,964
Sodexo SA	206	16,975
Starbucks Corp.	2,640	240,900
Whitbread PLC	418	15,387
Wynn Resorts Ltd.	233	20,075
Yum! Brands, Inc.	655	87,875
Zensho Holdings Co., Ltd.	200	11,327

		3,126,964

HOUSEHOLD DURABLES–0.3%
Barratt Redrow PLC	3,212	17,608
Berkeley Group Holdings PLC	238	11,583
DR Horton, Inc.	684	95,637
Garmin Ltd.	358	73,841
Lennar Corp.–Class A	557	75,958
NVR, Inc.(a)	7	57,252
Panasonic Holdings Corp.	5,471	55,917
Persimmon PLC	745	11,128
PulteGroup, Inc.	484	52,708
SEB SA	58	5,241
Sekisui House Ltd.	1,389	33,119
Sony Group Corp.	14,570	307,071
Taylor Wimpey PLC	8,248	12,553

		809,616

LEISURE PRODUCTS–0.0%
Bandai Namco Holdings, Inc.	1,337	31,881
Shimano, Inc.	160	21,523

		53,404

SPECIALTY RETAIL–1.1%
AutoZone, Inc.(a)	40	128,080
Avolta AG	213	8,551
Best Buy Co., Inc.	475	40,755
Burlington Stores, Inc.(a)	148	42,189
CarMax, Inc.(a)	361	29,515
Carvana Co.(a)	266	54,094
Dick’s Sporting Goods, Inc.	135	30,893
Dynatrace, Inc.(a)	694	37,719
Fast Retailing Co., Ltd.	457	154,165
H & M Hennes & Mauritz AB–Class B(b)	1,320	17,792
Home Depot, Inc. (The)	2,314	900,123
Industria de Diseno Textil SA	2,542	130,211

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

JD Sports Fashion PLC	6,039	$7,218
Kingfisher PLC	4,252	13,217
Lowe’s Cos., Inc.	1,322	326,270
Nitori Holdings Co., Ltd.	213	25,239
O’Reilly Automotive, Inc.(a)	135	160,083
Ross Stores, Inc.	773	116,932
TJX Cos., Inc. (The)	2,628	317,489
Tractor Supply Co.	1,255	66,590
Ulta Beauty, Inc.(a)	110	47,842
Williams-Sonoma, Inc.	294	54,443
Zalando SE(a)	523	17,496
ZOZO, Inc.	271	8,346

		2,735,252

TEXTILES, APPAREL & LUXURY GOODS–0.5%
adidas AG	378	92,974
Asics Corp.	1,600	31,212
Deckers Outdoor Corp.(a)	355	72,097
Gildan Activewear, Inc.	329	15,484
Hermes International SCA	74	177,553
Kering SA	173	42,730
Lululemon Athletica, Inc.(a)	261	99,809
LVMH Moet Hennessy Louis Vuitton SE	641	421,645
Moncler SpA(b)	544	28,718
NIKE, Inc.–Class B	2,774	209,909
Pandora A/S	191	34,945
Puma SE	246	11,311
Swatch Group AG (The) (BR)	67	12,178

		1,250,565

		18,141,809

INDUSTRIALS–6.9%
AEROSPACE & DEFENSE–1.2%
Airbus SE	1,384	221,621
Axon Enterprise, Inc.(a)	167	99,251
BAE Systems PLC	7,043	101,034
Boeing Co. (The)(a)	1,698	300,546
CAE, Inc.(a)(b)	743	18,866
Dassault Aviation SA	46	9,399
Elbit Systems Ltd.	62	16,257
General Dynamics Corp.	544	143,339
General Electric Co.	2,526	421,312
HEICO Corp.(b)	102	24,249
HEICO Corp.–Class A	176	32,750
Howmet Aerospace, Inc.	904	98,871
Huntington Ingalls Industries, Inc.	91	17,196
Kongsberg Gruppen ASA	205	23,064
L3Harris Technologies, Inc.	442	92,944
Leonardo SpA	943	25,370
Lockheed Martin Corp.	500	242,970
Melrose Industries PLC	3,005	20,766
MTU Aero Engines AG	125	41,749
Northrop Grumman Corp.	324	152,050

Company	Shares	U.S. $ Value

Rheinmetall AG	102	$65,169
Rolls-Royce Holdings PLC(a)	19,820	140,551
RTX Corp.	3,099	358,616
Saab AB–Class B	746	15,761
Safran SA	846	185,365
Singapore Technologies Engineering Ltd.	3,908	13,335
Textron, Inc.	437	33,426
Thales SA	216	31,017
TransDigm Group, Inc.	131	166,014

		3,112,858

AIR FREIGHT & LOGISTICS–0.2%
CH Robinson Worldwide, Inc.	273	28,206
Deutsche Post AG	2,377	83,914
DSV A/S	476	101,372
Expeditors International of Washington, Inc.	329	36,443
FedEx Corp.	541	152,200
InPost SA(a)	524	8,946
SG Holdings Co., Ltd.	752	7,188
United Parcel Service, Inc.–Class B	1,707	215,253

		633,522

BUILDING PRODUCTS–0.5%
A O Smith Corp.	280	19,099
AGC, Inc.	422	12,327
Allegion PLC	203	26,528
Assa Abloy AB–Class B	2,336	68,997
Builders FirstSource, Inc.(a)	271	38,734
Carlisle Cos., Inc.	108	39,835
Carrier Global Corp.	1,893	129,216
Cie de Saint-Gobain SA	1,057	93,927
Daikin Industries Ltd.	619	72,225
Fortune Brands Innovations, Inc.	290	19,816
Geberit AG (REG)	78	44,236
Johnson Controls International PLC	1,557	122,894
Kingspan Group PLC	360	26,171
Lennox International, Inc.	75	45,697
Masco Corp.	509	36,938
Nibe Industrier AB–Class B(b)	3,531	13,799
Otis Worldwide Corp.	934	86,498
Owens Corning	203	34,575
ROCKWOOL A/S–Class B	22	7,828
TOTO Ltd.	361	8,648
Trane Technologies PLC	526	194,278

		1,142,266

COMMERCIAL SERVICES & SUPPLIES–0.4%
Brambles Ltd.	3,246	38,605
Cintas Corp.	846	154,564

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Copart, Inc.(a)	2,020	$115,928
Dai Nippon Printing Co., Ltd.	932	13,042
Element Fleet Management Corp.	943	19,064
GFL Environmental, Inc.(b)	533	23,761
RB Global, Inc.(b)	429	38,720
Rentokil Initial PLC	5,884	29,370
Republic Services, Inc.	512	103,004
Rollins, Inc.	677	31,379
Secom Co., Ltd.	940	31,922
Securitas AB–Class B(b)	1,146	14,169
TOPPAN Holdings, Inc.	536	14,219
Veralto Corp.	576	58,666
Waste Connections, Inc.	601	103,119
Waste Management, Inc.	935	188,674

		978,206

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA(b)	411	20,596
AECOM	312	33,328
Bouygues SA	442	13,088
Eiffage SA	171	14,995
EMCOR Group, Inc.	109	49,475
Ferrovial SE(b)	1,109	46,550
Kajima Corp.	903	16,358
Obayashi Corp.	1,484	19,540
Quanta Services, Inc.(b)	343	108,405
Skanska AB–Class B	793	16,675
Stantec, Inc.	266	20,870
Taisei Corp.(b)	400	16,760
Vinci SA	1,166	120,047
WSP Global, Inc.	304	53,497

		550,184

ELECTRICAL EQUIPMENT–0.7%
ABB Ltd. (REG)	3,685	198,984
AMETEK, Inc.	540	97,340
Eaton Corp. PLC	927	307,643
Emerson Electric Co.	1,334	165,323
Fuji Electric Co., Ltd.	330	17,642
Fujikura Ltd.	600	24,495
GE Vernova, Inc.	640	210,515
Hubbell, Inc.	125	52,361
Legrand SA	611	59,433
Mitsubishi Electric Corp.	4,458	75,277
NIDEC Corp.	1,966	35,313
Prysmian SpA(b)	655	41,918
Rockwell Automation, Inc.	264	75,448
Schneider Electric SE	1,274	317,170
Siemens Energy AG(a)	1,490	79,077
Vertiv Holdings Co.–Class A	831	94,410
Vestas Wind Systems A/S(a)	2,354	32,290

		1,884,639

Company	Shares	U.S. $ Value

GROUND TRANSPORTATION–0.6%
Canadian National Railway Co.	1,247	$126,630
Canadian Pacific Kansas City Ltd. (Toronto)	2,174	157,411
Central Japan Railway Co.	1,835	34,435
CSX Corp.	4,518	145,796
East Japan Railway Co.	2,079	36,821
Grab Holdings Ltd.–Class A(a)	4,925	23,246
Hankyu Hanshin Holdings, Inc.	526	13,710
JB Hunt Transport Services, Inc.	190	32,425
Knight-Swift Transportation Holdings, Inc.	377	19,996
MTR Corp., Ltd.	3,764	13,075
Norfolk Southern Corp.	527	123,687
Old Dominion Freight Line, Inc.	449	79,204
TFI International, Inc.	187	25,269
Tokyu Corp.(b)	1,253	13,353
U-Haul Holding Co. (Non-Voting)	226	14,475
Uber Technologies, Inc.(a)	4,405	265,710
Union Pacific Corp.	1,419	323,589
West Japan Railway Co.	996	17,641

		1,466,473

INDUSTRIAL CONGLOMERATES–0.5%
3M Co.	1,280	165,235
CK Hutchison Holdings Ltd.	6,047	32,149
DCC PLC	230	14,738
Hikari Tsushin, Inc.	86	18,666
Hitachi Ltd.	10,810	264,737
Honeywell International, Inc.	1,514	341,997
Investment AB Latour–Class B	345	8,606
Jardine Matheson Holdings Ltd.	340	13,917
Keppel Ltd.	2,974	14,900
Lifco AB–Class B	543	15,738
Sekisui Chemical Co., Ltd.	883	15,119
Siemens AG (REG)	1,771	345,336
Smiths Group PLC	803	17,217
Swire Pacific Ltd.–Class A	935	8,456

		1,276,811

MACHINERY–1.2%
Alfa Laval AB	674	28,210
Alstom SA(a)	807	18,007
Atlas Copco AB–Class A	6,260	95,538
Atlas Copco AB–Class B	3,638	49,153
Caterpillar, Inc.	1,130	409,919
CNH Industrial NV	2,045	23,170

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Cummins, Inc.	321	$111,901
Daifuku Co., Ltd.	706	14,505
Daimler Truck Holding AG	1,151	44,086
Deere & Co.	606	256,762
Dover Corp.	320	60,032
Epiroc AB–Class A	1,536	26,769
Epiroc AB–Class B	909	14,181
FANUC Corp.	2,170	56,687
Fortive Corp.	817	61,275
GEA Group AG	361	17,932
Graco, Inc.	394	33,210
Hitachi Construction Machinery Co., Ltd.(b)	258	5,718
Hoshizaki Corp.	302	11,874
IDEX Corp.	176	36,835
Illinois Tool Works, Inc.	692	175,464
Indutrade AB	637	15,961
Ingersoll Rand, Inc.	940	85,032
Knorr-Bremse AG	169	12,266
Komatsu Ltd.	2,000	54,485
Kone Oyj–Class B(b)	792	38,610
Kubota Corp.	2,151	24,919
Makita Corp.	595	18,093
Metso Oyj(b)	1,449	13,490
MINEBEA MITSUMI, Inc.	833	13,343
Mitsubishi Heavy Industries Ltd.	7,430	103,604
Nordson Corp.	127	26,574
PACCAR, Inc.	1,222	127,112
Parker-Hannifin Corp.	300	190,809
Pentair PLC	386	38,847
Rational AG	12	10,278
Sandvik AB	2,485	44,559
Schindler Holding AG	95	26,247
Schindler Holding AG (REG)	55	15,004
SKF AB–Class B	794	14,903
SMC Corp.	110	42,715
Snap-on, Inc.	123	41,756
Spirax Group PLC	172	14,713
Stanley Black & Decker, Inc.	359	28,824
Techtronic Industries Co., Ltd.	3,244	42,645
Toro Co. (The)	239	19,144
Toyota Industries Corp.	406	32,653
Trelleborg AB–Class B	496	16,973
VAT Group AG(c)	63	23,821
Volvo AB–Class A	467	11,414
Volvo AB–Class B	3,702	89,967
Wartsila OYJ Abp	1,172	20,771
Westinghouse Air Brake Technologies Corp.	408	77,353
Xylem, Inc./NY	564	65,435
Yangzijiang Shipbuilding Holdings Ltd.	6,000	13,115

		2,966,663

Company	Shares	U.S. $ Value

MARINE TRANSPORTATION–0.1%
AP Moller–Maersk A/S–Class A	7	$11,262
AP Moller–Maersk A/S–Class B	11	18,301
Kawasaki Kisen Kaisha Ltd.	900	12,804
Kuehne + Nagel International AG (REG)	113	25,927
Mitsui OSK Lines Ltd.	817	28,430
Nippon Yusen KK(b)	989	32,918
SITC International Holdings Co., Ltd.	3,000	7,955

		137,597

PASSENGER AIRLINES–0.0%
Air Canada(a)(b)	409	6,334
ANA Holdings, Inc.	395	7,169
Delta Air Lines, Inc.	376	22,748
Deutsche Lufthansa AG (REG)	1,398	8,984
Japan Airlines Co., Ltd.	358	5,644
Qantas Airways Ltd.(a)	1,785	9,882
Singapore Airlines Ltd.(b)	3,936	18,556
Southwest Airlines Co.(b)	349	11,733

		91,050

PROFESSIONAL SERVICES–0.7%
Adecco Group AG (REG)	392	9,683
Automatic Data Processing, Inc.	950	278,094
Booz Allen Hamilton Holding Corp.	301	38,739
Broadridge Financial Solutions, Inc.	272	61,496
Bureau Veritas SA	740	22,481
Computershare Ltd.	1,236	25,964
Dayforce, Inc.(a)(b)	368	26,732
Equifax, Inc.	289	73,652
Experian PLC	2,143	92,106
Intertek Group PLC	376	22,214
Jacobs Solutions, Inc.	290	38,750
Leidos Holdings, Inc.	298	42,930
Paychex, Inc.	755	105,866
Paycom Software, Inc.	120	24,596
Randstad NV(b)	253	10,652
Recruit Holdings Co., Ltd.	3,286	228,403
RELX PLC (London)	4,341	196,686
SGS SA (REG)	353	35,412
SS&C Technologies Holdings, Inc.	515	39,027
Teleperformance SE	127	10,893
Thomson Reuters Corp.(b)	367	58,931
TransUnion	453	41,998
Verisk Analytics, Inc.	332	91,443
Wolters Kluwer NV	556	92,376

		1,669,124

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TRADING COMPANIES & DISTRIBUTORS–0.5%
AddTech AB	606	$16,512
AerCap Holdings NV(b)	453	43,352
Ashtead Group PLC	1,019	63,044
Beijer Ref AB	897	13,238
Brenntag SE	303	18,222
Bunzl PLC	783	32,240
Fastenal Co.	1,335	96,000
Ferguson Enterprises, Inc.	468	81,231
ITOCHU Corp.	2,801	137,737
Marubeni Corp.	3,308	49,648
Mitsubishi Corp.	7,833	128,161
Mitsui & Co., Ltd.	5,862	121,573
MonotaRO Co., Ltd.	632	10,740
Reece Ltd.(b)	527	7,280
Rexel SA	521	13,270
SGH Ltd.(b)	474	13,484
Sumitomo Corp.	2,589	56,029
Toromont Industries Ltd.	191	15,100
Toyota Tsusho Corp.	1,476	26,102
United Rentals, Inc.	154	108,484
Watsco, Inc.(b)	81	38,385
WW Grainger, Inc.	102	107,513

		1,197,345

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA	175	35,717
Aeroports de Paris SA	81	9,379
Auckland International Airport Ltd.	3,527	17,168
Getlink SE	705	11,242
Transurban Group(b)	7,234	59,789

		133,295

		17,240,033

HEALTH CARE–6.7%
BIOTECHNOLOGY–1.0%
AbbVie, Inc.	4,115	731,235
Alnylam Pharmaceuticals, Inc.(a)	299	70,358
Amgen, Inc.	1,252	326,321
Argenx SE(a)	139	85,862
Biogen, Inc.(a)	339	51,840
BioMarin Pharmaceutical, Inc.(a)	444	29,184
CSL Ltd.	1,128	196,780
Exact Sciences Corp.(a)(b)	431	24,218
Genmab A/S(a)	147	30,700
Gilead Sciences, Inc.	2,901	267,965
Grifols SA(a)	695	6,568
Incyte Corp.(a)	381	26,316
Moderna, Inc.(a)	762	31,684
Neurocrine Biosciences, Inc.(a)	235	32,078
Regeneron Pharmaceuticals, Inc.(a)	253	180,219

Company	Shares	U.S. $ Value

Swedish Orphan Biovitrum AB(a)	456	$13,082
United Therapeutics Corp.(a)	99	34,931
Vertex Pharmaceuticals, Inc.(a)	601	242,023
Zealand Pharma A/S(a)	149	14,822

		2,396,186

HEALTH CARE EQUIPMENT & SUPPLIES–1.4%
Abbott Laboratories	4,054	458,548
Alcon AG	1,165	98,777
Align Technology, Inc.(a)	165	34,404
Avantor, Inc.(a)	1,584	33,375
Baxter International, Inc.	1,189	34,671
Becton Dickinson & Co.	674	152,910
BioMerieux	97	10,382
Boston Scientific Corp.(a)	3,431	306,457
Carl Zeiss Meditec AG (BR)	94	4,401
Cochlear Ltd.	153	27,399
Coloplast A/S–Class B	294	32,211
Cooper Cos., Inc. (The)(a)	464	42,656
Demant A/S(a)	206	7,582
Dexcom, Inc.(a)	934	72,637
DiaSorin SpA	52	5,364
Edwards Lifesciences Corp.(a)	1,404	103,938
EssilorLuxottica SA	693	169,043
Fisher & Paykel Healthcare Corp., Ltd.	1,366	29,360
GE Healthcare, Inc.	1,064	83,184
Getinge AB–Class B	533	8,743
Hologic, Inc.(a)	541	39,001
Hoya Corp.	848	105,242
IDEXX Laboratories, Inc.(a)	192	79,381
Insulet Corp.(a)	163	42,554
Intuitive Surgical, Inc.(a)	828	432,183
Koninklijke Philips NV(a)(b)	1,862	47,167
Medtronic PLC	2,988	238,681
Olympus Corp.	2,780	41,506
ResMed, Inc.	342	78,212
Siemens Healthineers AG	657	34,694
Smith & Nephew PLC	2,037	25,243
Solventum Corp.(a)	342	22,593
Sonova Holding AG (REG)	118	38,587
STERIS PLC	230	47,279
Straumann Holding AG (REG)	260	32,750
Stryker Corp.	799	287,680
Sysmex Corp.	1,173	21,507
Teleflex, Inc.	110	19,578
Terumo Corp.	3,102	59,886
Zimmer Biomet Holdings, Inc.	475	50,174

		3,459,940

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–1.0%
Amplifon SpA(b)	290	$7,473
Cardinal Health, Inc.	564	66,704
Cencora, Inc.	413	92,793
Centene Corp.(a)	1,226	74,271
Cigna Group (The)	651	179,767
CVS Health Corp.	2,931	131,573
DaVita, Inc.(a)	108	16,151
Elevance Health, Inc.	540	199,206
Fresenius Medical Care AG	479	21,809
Fresenius SE & Co. KGaA(a)	985	34,190
HCA Healthcare, Inc.	451	135,368
Henry Schein, Inc.(a)	295	20,414
Humana, Inc.	281	71,292
Labcorp Holdings, Inc.	195	44,717
McKesson Corp.	302	172,113
Molina Healthcare, Inc.(a)	137	39,874
Quest Diagnostics, Inc.	259	39,073
Ramsay Health Care Ltd.(b)	429	9,155
Sonic Healthcare Ltd.	1,063	17,730
UnitedHealth Group, Inc.	2,151	1,088,105
Universal Health Services, Inc.–Class B	139	24,939

		2,486,717

HEALTH CARE TECHNOLOGY–0.0%
M3, Inc.(b)	1,030	8,925
Pro Medicus Ltd.	134	20,699
Veeva Systems, Inc.–Class A(a)	359	75,480

		105,104

LIFE SCIENCES TOOLS & SERVICES–0.6%
Agilent Technologies, Inc.	670	90,008
Bachem Holding AG	79	5,052
Bio-Rad Laboratories, Inc.–Class A(a)	45	14,783
Bio-Techne Corp.	370	26,651
Charles River Laboratories International, Inc.(a)(b)	120	22,152
Danaher Corp.	1,514	347,539
Eurofins Scientific SE	315	16,066
Illumina, Inc.(a)(b)	370	49,443
IQVIA Holdings, Inc.(a)	425	83,517
Lonza Group AG (REG)	168	99,160
Mettler-Toledo International, Inc.(a)	50	61,184
QIAGEN NV(a)	517	23,174
Revvity, Inc.	287	32,032
Sartorius AG (Preference Shares)	61	13,556
Sartorius Stedim Biotech	68	13,275
Thermo Fisher Scientific, Inc.	890	463,005

Company	Shares	U.S. $ Value

Waters Corp.(a)	138	$51,195
West Pharmaceutical Services, Inc.	169	55,358

		1,467,150

PHARMACEUTICALS–2.7%
Astellas Pharma, Inc.	4,185	40,639
AstraZeneca PLC	3,612	470,931
Bayer AG (REG)	2,290	45,743
Bristol-Myers Squibb Co.	4,723	267,133
Chugai Pharmaceutical Co., Ltd.	1,583	69,780
Daiichi Sankyo Co., Ltd.	4,058	111,040
Eisai Co., Ltd.	545	14,840
Eli Lilly & Co.	1,882	1,452,904
Galderma Group AG(a)	194	21,513
GSK PLC	9,659	162,921
Hikma Pharmaceuticals PLC	388	9,673
Ipsen SA	88	10,087
Johnson & Johnson	5,564	804,666
Kyowa Kirin Co., Ltd.	605	9,098
Merck & Co., Inc.	5,906	587,529
Merck KGaA	301	43,802
Novartis AG (REG)	4,592	447,064
Novo Nordisk A/S–Class B	7,503	647,373
Ono Pharmaceutical Co., Ltd.	894	9,308
Orion Oyj–Class B(b)	252	11,167
Otsuka Holdings Co., Ltd.	1,078	58,643
Pfizer, Inc.	13,202	350,249
Recordati Industria Chimica e Farmaceutica SpA(b)	244	12,791
Roche Holding AG (BR)	75	22,402
Roche Holding AG (Genusschein)	1,637	457,716
Royalty Pharma PLC–Class A	888	22,653
Sandoz Group AG	954	39,107
Sanofi SA	2,661	258,678
Shionogi & Co., Ltd.	1,756	24,628
Takeda Pharmaceutical Co., Ltd.	3,743	99,086
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	2,640	58,186
UCB SA	295	58,724
Viatris, Inc.	2,807	34,947
Zoetis, Inc.	1,056	172,054

		6,907,075

		16,822,172

COMMUNICATION SERVICES–5.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.7%
AT&T, Inc.	16,705	380,373

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

BCE, Inc.(b)	170	$3,941
BT Group PLC(b)	15,081	27,183
Cellnex Telecom SA(a)(b)	1,235	39,009
Charter Communications, Inc.–Class A(a)	216	74,038
Comcast Corp.–Class A	9,000	337,770
Deutsche Telekom AG (REG)	8,132	243,660
Elisa Oyj	331	14,332
HKT Trust & HKT Ltd.–Class SS	8,744	10,799
Infrastrutture Wireless Italiane SpA	783	7,954
Koninklijke KPN NV	9,064	33,051
Nippon Telegraph & Telephone Corp.	69,675	69,596
Orange SA	4,340	43,304
Quebecor, Inc.–Class B(b)	370	8,108
Singapore Telecommunications Ltd.	17,333	39,048
Swisscom AG (REG)	60	33,393
Telecom Italia SpA/Milano(a)(b)	23,220	5,934
Telefonica SA(b)	9,251	37,752
Telenor ASA	1,435	16,011
Telia Co. AB	5,497	15,279
Telstra Group Ltd.	9,423	23,353
TELUS Corp.	1,147	15,552
Verizon Communications, Inc.	9,807	392,182
Washington H Soul Pattinson & Co., Ltd.(b)	557	11,774

		1,883,396

ENTERTAINMENT–0.9%
Bollore SE	1,661	10,214
Capcom Co., Ltd.	836	18,186
CTS Eventim AG & Co. KGaA	145	12,258
Electronic Arts, Inc.	585	85,585
Konami Group Corp.	230	21,521
Liberty Media Corp.-Liberty Formula One–Class C(a)	492	45,589
Live Nation Entertainment, Inc.(a)	376	48,692
Netflix, Inc.(a)	1,000	891,320
Nexon Co., Ltd.	740	11,008
Nintendo Co., Ltd.	2,460	143,275
ROBLOX Corp.–Class A(a)	1,116	64,572
Roku, Inc.(a)	297	22,079
Sea Ltd. (ADR)(a)	863	91,564
Spotify Technology SA(a)	357	159,715
Take-Two Interactive Software, Inc.(a)	409	75,289
Toho Co., Ltd./Tokyo	296	11,567
Universal Music Group NV(b)	1,919	49,086
Walt Disney Co. (The)	4,225	470,454

Company	Shares	U.S. $ Value

Warner Bros Discovery, Inc.(a)	5,429	$57,384

		2,289,358

INTERACTIVE MEDIA & SERVICES–3.2%
Alphabet, Inc.–Class A	13,650	2,583,945
Alphabet, Inc.–Class C	11,711	2,230,243
Auto Trader Group PLC	2,085	20,631
CAR Group Ltd.	880	19,583
LY Corp.	6,635	17,544
Match Group, Inc.(a)(b)	571	18,677
Meta Platforms, Inc.–Class A	5,092	2,981,417
Pinterest, Inc.–Class A(a)	1,407	40,803
REA Group Ltd.(b)	123	17,695
Scout24 SE	175	15,442
SEEK Ltd.(b)	831	11,564
Snap, Inc.–Class A(a)(b)	2,456	26,451

		7,983,995

MEDIA–0.2%
Dentsu Group, Inc.	426	10,237
Fox Corp.–Class A	519	25,213
Fox Corp.–Class B	329	15,049
Informa PLC	3,100	30,918
Interpublic Group of Cos., Inc. (The)	875	24,518
News Corp.–Class A	884	24,345
Omnicom Group, Inc.(b)	456	39,234
Publicis Groupe SA	533	56,743
Trade Desk, Inc. (The)–Class A(a)	1,046	122,936
WPP PLC	2,513	25,904

		375,097

WIRELESS TELECOMMUNICATION SERVICES–0.3%
KDDI Corp.	3,568	113,643
Rogers Communications, Inc.–Class B(b)	835	25,669
SoftBank Corp.	66,670	84,160
SoftBank Group Corp.	2,262	129,264
T-Mobile US, Inc.	1,223	269,953
Tele2 AB–Class B	1,274	12,580
Vodafone Group PLC	51,782	44,174

		679,443

		13,211,289

CONSUMER STAPLES–3.9%
BEVERAGES–0.7%
Anheuser-Busch InBev SA/NV	2,094	104,834
Asahi Group Holdings Ltd.	3,392	35,584
Brown-Forman Corp.–Class B	424	16,104
Carlsberg AS–Class B	223	21,417

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Coca-Cola Co. (The)	9,539	$593,898
Coca-Cola Europacific Partners PLC	483	37,099
Coca-Cola HBC AG–Class DI	506	17,286
Constellation Brands, Inc.–Class A	381	84,201
Davide Campari-Milano NV(b)	1,435	8,981
Diageo PLC	5,185	164,768
Heineken Holding NV	302	18,106
Heineken NV(b)	671	47,822
Keurig Dr Pepper, Inc.	2,687	86,306
Kirin Holdings Co., Ltd.	1,828	23,735
Molson Coors Beverage Co.–Class B(b)	424	24,304
Monster Beverage Corp.(a)	1,712	89,983
PepsiCo, Inc.	3,196	485,984
Pernod Ricard SA	472	53,330
Suntory Beverage & Food Ltd.	338	10,739
Treasury Wine Estates Ltd.	1,891	13,246

		1,937,727

CONSUMER STAPLES DISTRIBUTION & RETAIL–1.2%
Aeon Co., Ltd.	1,525	35,690
Albertsons Cos., Inc.–Class A	877	17,224
Alimentation Couche-Tard, Inc.	1,768	98,052
Carrefour SA	1,264	17,990
Coles Group Ltd.(b)	3,124	36,468
Costco Wholesale Corp.	1,032	945,591
Dollar General Corp.	513	38,896
Dollar Tree, Inc.(a)(b)	476	35,671
Empire Co., Ltd.–Class A	309	9,435
Endeavour Group Ltd./Australia(b)	3,547	9,202
George Weston Ltd.	137	21,305
J Sainsbury PLC	4,120	14,079
Jeronimo Martins SGPS SA	660	12,613
Kesko Oyj–Class B(b)	636	12,000
Kobe Bussan Co., Ltd.	396	8,657
Koninklijke Ahold Delhaize NV	2,166	70,652
Kroger Co. (The)	1,602	97,962
Loblaw Cos., Ltd.(b)	354	46,587
Marks & Spencer Group PLC	4,779	22,381
MatsukiyoCocokara & Co.	800	11,647
Metro, Inc./CN	493	30,919
Seven & i Holdings Co., Ltd.	5,136	80,520
Sysco Corp.	1,145	87,547
Target Corp.	1,074	145,183
Tesco PLC	15,970	73,452

Company	Shares	U.S. $ Value

Walgreens Boots Alliance, Inc.(b)	1,710	$15,954
Walmart, Inc.	10,300	930,605
Woolworths Group Ltd.	2,847	53,668

		2,979,950

FOOD PRODUCTS–0.7%
Ajinomoto Co., Inc.	1,058	43,072
Archer-Daniels-Midland Co.	1,114	56,279
Associated British Foods PLC	778	19,846
Barry Callebaut AG (REG)	8	10,652
Bunge Global SA	330	25,661
Chocoladefabriken Lindt & Spruengli AG	2	22,186
Chocoladefabriken Lindt & Spruengli AG (REG)	1	109,894
Conagra Brands, Inc.	1,112	30,858
Danone SA	1,505	101,708
General Mills, Inc.	1,294	82,518
Hershey Co. (The)	344	58,256
Hormel Foods Corp.	703	22,053
J M Smucker Co. (The)	248	27,310
JDE Peet’s NV(b)	284	4,879
Kellanova	643	52,064
Kerry Group PLC–Class A	357	34,431
Kikkoman Corp.	1,585	17,600
Kraft Heinz Co. (The)	2,113	64,890
Lamb Weston Holdings, Inc.	332	22,188
Lotus Bakeries NV	1	11,193
McCormick & Co., Inc./MD (Non-Voting)	588	44,829
MEIJI Holdings Co., Ltd.	540	10,986
Mondelez International, Inc.–Class A	3,112	185,880
Mowi ASA	1,084	18,578
Nestle SA (REG)	6,104	500,792
Nissin Foods Holdings Co., Ltd.	492	11,886
Orkla ASA	1,633	14,127
Salmar ASA	154	7,319
Saputo, Inc.	593	10,309
The Campbell’s Company(b)	451	18,888
Tyson Foods, Inc.–Class A	666	38,255
WH Group Ltd.	19,359	14,919
Wilmar International Ltd.	4,113	9,335
Yakult Honsha Co., Ltd.	584	11,062

		1,714,703

HOUSEHOLD PRODUCTS–0.6%
Church & Dwight Co., Inc.	571	59,790
Clorox Co. (The)	288	46,774
Colgate-Palmolive Co.	1,809	164,456
Essity AB–Class B	1,421	37,979
Henkel AG & Co. KGaA	242	18,650

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Henkel AG & Co. KGaA (Preference Shares)	394	$34,568
Kimberly-Clark Corp.	785	102,866
Procter & Gamble Co. (The)	5,474	917,716
Reckitt Benckiser Group PLC	1,611	97,515
Unicharm Corp.	2,682	22,111

		1,502,425

PERSONAL CARE PRODUCTS–0.3%
Beiersdorf AG	231	29,671
Estee Lauder Cos., Inc. (The)–Class A	544	40,789
Haleon PLC	17,936	84,571
Kao Corp.	1,093	44,224
Kenvue, Inc.	4,463	95,285
L’Oreal SA	560	198,242
Shiseido Co., Ltd.	963	17,029
Unilever PLC (London)	5,784	328,650

		838,461

TOBACCO–0.4%
Altria Group, Inc.	3,975	207,853
British American Tobacco PLC	4,642	167,505
Imperial Brands PLC	1,870	59,800
Japan Tobacco, Inc.	2,790	71,571
Philip Morris International, Inc.	3,622	435,908

		942,637

		9,915,903

ENERGY–2.4%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.	2,315	94,961
Halliburton Co.	2,058	55,957
Schlumberger NV	3,309	126,867
Tenaris SA	948	17,897

		295,682

OIL, GAS & CONSUMABLE FUELS–2.3%
Aker BP ASA	736	14,469
APA Corp.(b)	862	19,904
ARC Resources Ltd.(b)	1,381	25,046
BP PLC	37,688	186,290
Cameco Corp. (Toronto)	1,014	52,137
Canadian Natural Resources Ltd.	4,925	152,055
Cenovus Energy, Inc.(b)	3,198	48,478
Cheniere Energy, Inc.	527	113,236
Chevron Corp.	4,048	586,312
ConocoPhillips	3,053	302,766
Coterra Energy, Inc.	1,723	44,005
Devon Energy Corp.	1,457	47,688

Company	Shares	U.S. $ Value

Diamondback Energy, Inc.	444	$72,741
Enbridge, Inc.	5,073	215,314
ENEOS Holdings, Inc.	6,337	33,245
Eni SpA(b)	5,358	73,289
EOG Resources, Inc.	1,325	162,418
EQT Corp.	1,317	60,727
Equinor ASA	1,953	46,323
Expand Energy Corp.(b)	476	47,386
Exxon Mobil Corp.	10,351	1,113,457
Galp Energia SGPS SA	1,083	17,950
Hess Corp.	646	85,924
HF Sinclair Corp.	378	13,249
Idemitsu Kosan Co., Ltd.	2,120	13,964
Imperial Oil Ltd.(b)	427	26,316
Inpex Corp.	2,018	25,389
Keyera Corp.	534	16,331
Kinder Morgan, Inc.	4,662	127,739
Marathon Petroleum Corp.	780	108,810
MEG Energy Corp.(b)	620	10,179
Neste Oyj(b)	986	12,478
Occidental Petroleum Corp.	1,477	72,979
OMV AG	343	13,302
ONEOK, Inc.	1,361	136,644
Ovintiv, Inc. (New York)	614	24,867
Parkland Corp.	326	7,373
Pembina Pipeline Corp.(b)	1,352	49,953
Phillips 66	975	111,082
Repsol SA	2,744	33,389
Santos Ltd.(b)	7,570	31,347
Shell PLC	14,454	450,546
Suncor Energy, Inc.	2,941	104,979
Targa Resources Corp.	485	86,573
TC Energy Corp.	2,418	112,687
Texas Pacific Land Corp.	46	50,874
TotalEnergies SE	5,027	280,079
Tourmaline Oil Corp.(b)	822	38,039
Valero Energy Corp.	747	91,575
Williams Cos., Inc. (The)	2,840	153,701
Woodside Energy Group Ltd.(b)	4,425	68,521

		5,794,125

		6,089,807

MATERIALS–2.1%
CHEMICALS–1.0%
Air Liquide SA	1,347	218,968
Air Products and Chemicals, Inc.	518	150,241
Akzo Nobel NV(b)	398	23,889
Albemarle Corp.(b)	274	23,586
Arkema SA	131	9,968
Asahi Kasei Corp.	2,875	19,809
BASF SE	2,080	91,210
Celanese Corp.	255	17,649
CF Industries Holdings, Inc.	420	35,834
Clariant AG (REG)	503	5,614
Corteva, Inc.	1,613	91,877
Covestro AG(a)	418	25,113

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Croda International PLC	309	$13,070
Dow, Inc.	1,634	65,572
DSM-Firmenich AG	433	43,769
DuPont de Nemours, Inc.	973	74,191
Eastman Chemical Co.	272	24,839
Ecolab, Inc.	597	139,889
EMS-Chemie Holding AG (REG)	16	10,796
Evonik Industries AG	597	10,377
Givaudan SA (REG)	22	96,171
ICL Group Ltd.	1,804	8,910
IMCD NV(b)	133	19,765
International Flavors & Fragrances, Inc.	596	50,392
Linde PLC	1,112	465,561
LyondellBasell Industries NV–Class A	606	45,008
Mitsubishi Chemical Group Corp.	3,205	16,187
Mitsui Chemicals, Inc.	440	9,605
Mosaic Co. (The)	742	18,238
Nippon Paint Holdings Co., Ltd.	2,222	14,346
Nippon Sanso Holdings Corp.	450	12,487
Nitto Denko Corp.	1,670	27,920
Novonesis (Novozymes) B	821	46,523
Nutrien Ltd.(b)	1,153	51,592
Orica Ltd.	1,153	11,820
PPG Industries, Inc.	544	64,981
RPM International, Inc.	300	36,918
Sherwin-Williams Co. (The)	558	189,681
Shin-Etsu Chemical Co., Ltd.	4,245	139,818
Sika AG (REG)	355	84,706
Syensqo SA(b)	173	12,634
Symrise AG	309	32,962
Toray Industries, Inc.	3,253	20,598
Westlake Corp.	90	10,319
Yara International ASA	386	10,218

		2,593,621

CONSTRUCTION MATERIALS–0.2%
CRH PLC	1,597	147,754
Heidelberg Materials AG	318	39,293
Holcim AG	1,215	116,986
James Hardie Industries PLC(a)	1,001	30,852
Martin Marietta Materials, Inc.	142	73,343
Vulcan Materials Co.	308	79,227

		487,455

CONTAINERS & PACKAGING–0.1%
Amcor PLC	3,369	31,702
Avery Dennison Corp.	188	35,181

Company	Shares	U.S. $ Value

Ball Corp.	708	$39,032
CCL Industries, Inc.–Class B	349	17,954
Crown Holdings, Inc.	281	23,236
International Paper Co.(b)	769	41,388
Packaging Corp. of America	209	47,052
SIG Group AG	713	14,098
Smurfit WestRock PLC	1,212	65,278

		314,921

METALS & MINING–0.7%
Agnico Eagle Mines Ltd.(b)	1,169	91,458
Anglo American PLC	2,962	87,578
Antofagasta PLC	919	18,205
ArcelorMittal SA	1,093	25,395
Barrick Gold Corp. (Toronto)	4,086	63,360
BHP Group Ltd.	11,821	288,370
BlueScope Steel Ltd.	1,022	11,817
Boliden AB	637	17,922
Endeavour Mining PLC	427	7,627
First Quantum Minerals Ltd.(a)	1,652	21,296
Fortescue Ltd.(b)	3,947	44,445
Franco-Nevada Corp.	448	52,646
Freeport-McMoRan, Inc.	3,348	127,492
Glencore PLC(a)	24,169	106,444
Ivanhoe Mines Ltd.–Class A(a)(b)	1,731	20,544
JFE Holdings, Inc.	1,378	15,516
Kinross Gold Corp.	2,864	26,599
Lundin Mining Corp.(b)	1,539	13,244
Mineral Resources Ltd.	412	8,695
Newmont Corp. (New York)	2,665	99,191
Nippon Steel Corp.	2,095	42,100
Norsk Hydro ASA	3,277	18,026
Northern Star Resources Ltd.	2,679	25,454
Nucor Corp.	553	64,541
Pan American Silver Corp.(b)	846	17,115
Reliance, Inc.	129	34,735
Rio Tinto Ltd.(b)	865	62,724
Rio Tinto PLC	2,627	155,072
South32 Ltd.	10,552	22,134
Steel Dynamics, Inc.	342	39,012
Sumitomo Metal Mining Co., Ltd.(b)	572	13,041
Teck Resources Ltd.–Class B	1,062	43,058
Wheaton Precious Metals Corp.(b)	1,057	59,495

		1,744,351

PAPER & FOREST PRODUCTS–0.1%
Holmen AB–Class B	178	6,529

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Mondi PLC	1,029	$15,319
Stora Enso Oyj–Class R(b)	1,356	13,647
Svenska Cellulosa AB SCA–Class B	1,413	17,922
UPM-Kymmene Oyj(b)	1,244	34,210
West Fraser Timber Co., Ltd.(b)	127	11,004

		98,631

		5,238,979

UTILITIES–1.6%
ELECTRIC UTILITIES–1.0%
Acciona SA(b)	58	6,527
Alliant Energy Corp.	598	35,366
American Electric Power Co., Inc.	1,240	114,365
BKW AG	49	8,118
Chubu Electric Power Co., Inc.	1,539	16,146
CK Infrastructure Holdings Ltd.	1,403	10,415
CLP Holdings Ltd.	3,629	30,437
Constellation Energy Corp.	729	163,085
Duke Energy Corp.	1,799	193,824
Edison International	900	71,856
EDP SA	7,312	23,391
Elia Group SA/NV(b)	69	5,309
Emera, Inc.	672	25,118
Endesa SA	740	15,913
Enel SpA	18,955	135,266
Entergy Corp.	996	75,517
Evergy, Inc.	536	32,991
Eversource Energy	833	47,839
Exelon Corp.	2,332	87,777
FirstEnergy Corp.(b)	1,275	50,720
Fortis, Inc./Canada	1,154	47,952
Fortum Oyj(b)	1,045	14,630
Hydro One Ltd.(c)	768	23,653
Iberdrola SA(b)	14,086	194,108
Kansai Electric Power Co., Inc. (The)(b)	1,671	18,521
Mercury NZ Ltd.	1,631	5,337
NextEra Energy, Inc.	4,821	345,618
NRG Energy, Inc.	481	43,396
Origin Energy Ltd.	4,015	27,045
PG&E Corp.	4,732	95,492
Power Assets Holdings Ltd.	3,358	23,386
PPL Corp.	1,720	55,831
Redeia Corp. SA	946	16,154
Southern Co. (The)	2,550	209,916
SSE PLC	2,573	51,574
Terna–Rete Elettrica Nazionale(b)	3,279	25,910
Tokyo Electric Power Co. Holdings, Inc.(a)	3,584	10,713
Verbund AG	159	11,529
Xcel Energy, Inc.	1,299	87,708

		2,458,453

Company	Shares	U.S. $ Value

GAS UTILITIES–0.1%
AltaGas Ltd.(b)	694	$16,164
APA Group	3,017	12,989
Atmos Energy Corp.	362	50,416
Hong Kong & China Gas Co., Ltd.	25,787	20,547
Osaka Gas Co., Ltd.	840	18,372
Snam SpA(b)	4,699	20,829
Tokyo Gas Co., Ltd.	750	20,780

		160,097

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp. (The)	1,657	21,325
Brookfield Renewable Corp.	314	8,690
EDP Renovaveis SA(b)	727	7,551
Meridian Energy Ltd.	3,037	10,042
Orsted AS(a)	392	17,700
RWE AG	1,474	44,019
Vistra Corp.	801	110,434

		219,761

MULTI-UTILITIES–0.4%
Ameren Corp.	622	55,445
Canadian Utilities Ltd.–Class A	310	7,516
CenterPoint Energy, Inc.	1,519	48,198
Centrica PLC	12,015	20,046
CMS Energy Corp.	696	46,388
Consolidated Edison, Inc.	807	72,009
Dominion Energy, Inc.	1,955	105,296
DTE Energy Co.	483	58,322
E.ON SE	5,233	60,954
Engie SA	4,257	67,513
National Grid PLC	11,386	135,269
NiSource, Inc.	1,045	38,414
Public Service Enterprise Group, Inc.	1,161	98,093
Sembcorp Industries Ltd.	2,000	8,091
Sempra	1,476	129,475
Veolia Environnement SA	1,640	46,014
WEC Energy Group, Inc.(b)	737	69,308

		1,066,351

WATER UTILITIES–0.0%
American Water Works Co., Inc.	454	56,518
Essential Utilities, Inc.	606	22,010
Severn Trent PLC	629	19,721
United Utilities Group PLC	1,589	20,903

		119,152

		4,023,814

REAL ESTATE–1.3%
DIVERSIFIED REITs–0.0%
Covivio SA/France	130	6,589
GPT Group (The)	4,463	12,023

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Land Securities Group PLC	1,649	$12,042
Mirvac Group(b)	9,194	10,633
Stockland	5,562	16,497
WP Carey, Inc.(b)	510	27,785

		85,569

HEALTH CARE REITs–0.1%
Alexandria Real Estate Equities, Inc.	367	35,801
Healthpeak Properties, Inc.	1,630	33,040
Ventas, Inc.	967	56,947
Welltower, Inc.	1,441	181,609

		307,397

HOTEL & RESORT REITs–0.0%
Host Hotels & Resorts, Inc.	1,637	28,680

INDUSTRIAL REITs–0.1%
CapitaLand Ascendas REIT	8,639	16,224
Goodman Group	4,010	88,148
Prologis, Inc.	2,157	227,995
Segro PLC(b)	2,995	26,269
Warehouses De Pauw CVA(b)	420	8,256

		366,892

OFFICE REITs–0.0%
BXP, Inc.	350	26,026
Gecina SA	107	10,024
Japan Real Estate Investment Corp.	15	10,293
Nippon Building Fund, Inc.(b)	18	14,002

		60,345

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Azrieli Group Ltd.	99	8,171
CapitaLand Investment Ltd./Singapore	5,504	10,552
CBRE Group, Inc.–Class A(a)	714	93,741
CK Asset Holdings Ltd.	4,531	18,493
CoStar Group, Inc.(a)	955	68,368
Daito Trust Construction Co., Ltd.	183	20,458
Daiwa House Industry Co., Ltd.	1,344	41,262
Fastighets AB Balder–Class B(a)	1,544	10,746
FirstService Corp.	94	17,028
Henderson Land Development Co., Ltd.	2,938	8,906
Hongkong Land Holdings Ltd.	2,595	11,555
Hulic Co., Ltd.	901	7,826
LEG Immobilien SE	174	14,758
Mitsubishi Estate Co., Ltd.	2,535	35,190

Company	Shares	U.S. $ Value

Mitsui Fudosan Co., Ltd.	6,207	$49,639
Sagax AB–Class B	512	10,507
Sino Land Co., Ltd.	8,242	8,317
Sumitomo Realty & Development Co., Ltd.	715	22,236
Sun Hung Kai Properties Ltd.	3,616	34,408
Swiss Prime Site AG (REG)	180	19,619
Unibail-Rodamco-Westfield(a)	276	20,787
Vonovia SE	1,726	52,544
Wharf Holdings Ltd. (The)	2,000	5,612
Wharf Real Estate Investment Co., Ltd.	3,876	9,859
Zillow Group, Inc.–Class C(a)	358	26,510

		627,092

RESIDENTIAL REITs–0.2%
American Homes 4 Rent–Class A	767	28,701
AvalonBay Communities, Inc.	331	72,810
Camden Property Trust	249	28,894
Canadian Apartment Properties REIT	191	5,665
Equity LifeStyle Properties, Inc.	413	27,506
Equity Residential	795	57,049
Essex Property Trust, Inc.	150	42,816
Invitation Homes, Inc.	1,356	43,351
Mid-America Apartment Communities, Inc.	272	42,043
Sun Communities, Inc.	291	35,784
UDR, Inc.	730	31,689

		416,308

RETAIL REITs–0.2%
CapitaLand Integrated Commercial Trust	13,354	18,832
Kimco Realty Corp.	1,571	36,809
Klepierre SA	501	14,429
Link REIT	5,973	25,119
Realty Income Corp.	2,030	108,422
Regency Centers Corp.	402	29,720
Scentre Group	12,121	25,658
Simon Property Group, Inc.	760	130,880
Vicinity Ltd.	9,016	11,685

		401,554

SPECIALIZED REITs–0.4%
American Tower Corp.	1,088	199,550
Crown Castle, Inc.	1,013	91,940
Digital Realty Trust, Inc.	763	135,303
Equinix, Inc.	221	208,379
Extra Space Storage, Inc.	494	73,902
Gaming and Leisure Properties, Inc.(b)	640	30,822
Iron Mountain, Inc.	684	71,895

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company		Shares	U.S. $ Value

Public Storage		367	$109,895
SBA Communications Corp.		250	50,950
VICI Properties, Inc.		2,441	71,302
Weyerhaeuser Co.		1,695	47,714

			1,091,652

			3,385,489

Total Common Stocks (cost $67,220,207)			162,674,818

	Principal Amount (000)
GOVERNMENTS– TREASURIES–33.7%
UNITED STATES–33.7%
U.S. Treasury Bonds
1.25%, 05/15/2050	$	552	262,170
2.25%, 08/15/2046		3,477	2,246,947
2.25%, 08/15/2049		287	177,940
2.25%, 02/15/2052		2,286	1,387,727
2.375%, 11/15/2049		584	371,252
2.375%, 05/15/2051		1,859	1,170,526
2.50%, 02/15/2045		212	147,485
2.50%, 05/15/2046		42	28,830
2.75%, 08/15/2047		143	100,892
2.875%, 05/15/2043		221	167,325
2.875%, 08/15/2045		2,897	2,138,643
2.875%, 11/15/2046		187	135,693
2.875%, 05/15/2049		313	222,345
2.875%, 05/15/2052		417	292,240
3.00%, 05/15/2045		265	200,406
3.00%, 02/15/2047		238	176,344
3.00%, 05/15/2047		409	302,818
3.00%, 02/15/2048		350	257,252
3.00%, 08/15/2048		792	579,442
3.00%, 02/15/2049		257	186,990
3.125%, 02/15/2043		487	384,414
3.50%, 02/15/2039		555	486,668
3.625%, 08/15/2043		1,869	1,584,015
3.625%, 05/15/2053		1,351	1,099,976
3.75%, 11/15/2043		123	106,250
4.00%, 11/15/2052		208	181,306
4.25%, 05/15/2039		134	127,068
4.25%, 08/15/2054		214	195,719
4.375%, 11/15/2039		502	481,641
4.375%, 08/15/2043		128	120,843
4.50%, 08/15/2039		179	174,107
4.75%, 02/15/2037		651	660,053
4.75%, 11/15/2053		352	348,711
5.25%, 11/15/2028		2,017	2,075,825
5.375%, 02/15/2031		359	375,107
5.50%, 08/15/2028		762	791,826
6.00%, 02/15/2026		856	869,204
6.125%, 11/15/2027		1,389	1,454,753
6.25%, 05/15/2030		374	406,116

Company	Principal Amount (000)		U.S. $ Value

U.S. Treasury Notes
0.50%, 02/28/2026	$	1,120	$1,072,733
0.625%, 05/15/2030		934	765,990
0.625%, 08/15/2030		997	809,839
0.75%, 05/31/2026		1,952	1,858,499
0.75%, 08/31/2026		1,015	958,288
0.875%, 09/30/2026		1,513	1,427,327
1.00%, 07/31/2028		2,116	1,882,973
1.125%, 10/31/2026		1,163	1,099,398
1.25%, 12/31/2026		919	866,211
1.375%, 11/15/2031		407	332,205
1.50%, 08/15/2026		1,541	1,475,026
1.50%, 02/15/2030		523	453,774
1.625%, 02/15/2026		640	621,503
1.625%, 05/15/2031		3,081	2,598,631
1.75%, 11/15/2029		984	872,466
1.875%, 02/15/2032		1,787	1,503,035
2.00%, 11/15/2026		4,808	4,613,618
2.25%, 08/15/2027		2,292	2,177,831
2.25%, 11/15/2027		3,588	3,392,159
2.375%, 05/15/2027		4,367	4,181,498
2.375%, 05/15/2029		1,096	1,009,782
2.625%, 02/15/2029		451	421,264
2.75%, 02/15/2028		129	122,848
2.75%, 08/15/2032		949	841,290
2.875%, 05/15/2028		400	382,224
2.875%, 05/15/2032		2,242	2,013,866
3.125%, 11/15/2028		912	872,289
3.125%, 08/31/2029		727	688,321
3.375%, 05/15/2033		1,115	1,024,938
3.50%, 04/30/2028		794	773,999
3.50%, 09/30/2029		608	584,530
3.50%, 02/15/2033		1,420	1,321,581
3.625%, 03/31/2028		1,209	1,183,673
3.625%, 08/31/2029		807	781,112
3.625%, 09/30/2031		599	569,332
3.75%, 12/31/2028		1,202	1,174,564
3.875%, 08/15/2033		1,128	1,074,448
3.875%, 08/15/2034		911	861,465
4.00%, 06/30/2028		694	686,537
4.00%, 01/31/2029		561	553,286
4.00%, 07/31/2029		752	739,523
4.00%, 02/15/2034		1,412	1,351,952
4.125%, 10/31/2027		603	600,152
4.125%, 11/15/2032		787	767,304
4.25%, 02/28/2029		1,018	1,013,129
4.25%, 06/30/2029		567	563,313
4.375%, 08/31/2028		1,306	1,306,316
4.375%, 11/30/2028		237	237,474
4.375%, 05/15/2034		888	874,286
4.50%, 05/31/2029		1,211	1,216,387
4.50%, 11/15/2033		1,206	1,201,211
4.625%, 09/30/2028		578	583,419
4.625%, 04/30/2029		1,925	1,943,751

Total Governments–Treasuries (cost $93,742,587)			84,779,439

AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

AGENCIES–0.8%
AGENCY DEBENTURES–0.8%
Federal Farm Credit Banks Funding Corp. 4.625%, 03/05/2026	$	219	$219,813
Federal Home Loan Banks 4.625%, 11/17/2026		800	804,696
Federal National Mortgage Association 6.625%, 11/15/2030		900	999,234

Total Agencies (cost $2,021,844)			2,023,743

	Notional Amount
PURCHASED OPTIONS– PUTS–0.5%
OPTIONS ON EQUITY INDICES–0.5%
Euro STOXX 50 Index Expiration: Sep 2025; Contracts: 850; Exercise Price: EUR 4,200.00; Counterparty: UBS AG(a)	EUR	3,570,000	74,516
Euro STOXX 50 Index Expiration: Sep 2025; Contracts: 280; Exercise Price: EUR 4,200.00; Counterparty: UBS AG(a)	EUR	1,176,000	24,547
FTSE 100 Index Expiration: Oct 2025; Contracts: 190; Exercise Price: GBP 7,200.00; Counterparty: UBS AG(a)	GBP	1,368,000	23,867
FTSE 100 Index Expiration: Oct 2025; Contracts: 50; Exercise Price: GBP 7,200.00; Counterparty: UBS AG(a)	GBP	360,000	6,281
Nikkei 225 Index Expiration: Dec 2025; Contracts: 11,000; Exercise Price: JPY 31,000.00; Counterparty: UBS AG(a)	JPY	341,000,000	54,424

Company	Notional Amount		U.S. $ Value

Nikkei 225 Index Expiration: Dec 2025; Contracts: 3,000; Exercise Price: JPY 31,000.00; Counterparty: UBS AG(a)	JPY	93,000,000	$14,843
S&P 500 Index Expiration: Nov 2025; Contracts: 6,900; Exercise Price: USD 5,150.00; Counterparty: UBS AG(a)	USD	35,535,000	835,501
S&P 500 Index Expiration: Nov 2025; Contracts: 1,500; Exercise Price: USD 5,150.00; Counterparty: UBS AG(a)	USD	7,725,000	181,631

Total Purchased Options–Puts (premiums paid $1,084,978)			1,215,610

	Shares
WARRANTS–0.0%
INFORMATION TECHNOLOGY–0.0%
SOFTWARE–0.0%
Constellation Software, Inc., expiring 03/31/2040(a)(b)(d)(e) (cost $0)		52	–0	–

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.4%
U.S. TREASURY BILLS–0.4%
U.S. Treasury Bill Zero Coupon, 01/30/2025 (cost $914,102)	$	918	914,667

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.1% (cost $164,983,718)			251,608,277

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.1%
INVESTMENT COMPANIES–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(f)(g)(h) (cost $2,922,091)	2,922,091	$2,922,091

TOTAL INVESTMENTS–101.2% (cost $167,905,809)		254,530,368
Other assets less liabilities–(1.2)%		(3,112,366)

NET ASSETS–100.0%		$251,418,002

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	43	March 2025	$2,174,072	$(35,563)
Euro-Bund Futures	6	March 2025	829,343	(19,076)
Long Gilt Futures	18	March 2025	2,082,385	(63,380)
MSCI EAFE Futures	1	March 2025	113,375	(572)
Nikkei 225 (OSE) Futures	2	March 2025	507,166	9,203
OMXS 30 Index Futures	2	January 2025	44,885	(1,117)
S&P 500 E-Mini Futures	23	March 2025	6,826,113	(162,130)
S&P 500 MIC E-Mini Futures	7	March 2025	207,751	(4,656)
TOPIX Index Futures	8	March 2025	1,416,759	25,847
U.S. T-Note 2 Yr (CBT) Futures	55	March 2025	11,308,516	5,086
U.S. T-Note 10 Yr (CBT) Futures	106	March 2025	11,527,500	(114,433)
U.S. Ultra Bond (CBT) Futures	24	March 2025	2,853,750	(165,788)

Sold Contracts
FTSE 100 Index Futures	21	March 2025	2,150,645	13,715
MSCI Singapore IX ETS Futures	1	January 2025	27,346	57
S&P TSX 60 Index Futures	7	March 2025	1,446,409	26,742
SPI 200 Futures	7	March 2025	882,561	13,238
U.S. T-Note 5 Yr (CBT) Futures	35	March 2025	3,720,664	19,658

				$(453,169)

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	GBP	5,760	USD	7,212	01/16/2025	$2,125
Bank of America, NA	USD	4,211	GBP	3,286	01/16/2025	(97,856)
Bank of America, NA	AUD	4,039	USD	2,618	02/05/2025	117,906
Bank of America, NA	NZD	1,799	USD	1,050	02/05/2025	42,747
Bank of America, NA	SEK	14,121	USD	1,280	02/05/2025	1,476
Bank of America, NA	USD	2,047	NZD	3,500	02/05/2025	(88,273)
Bank of America, NA	USD	943	SEK	10,281	02/05/2025	(11,753)
Bank of America, NA	USD	737	JPY	112,588	02/21/2025	(17,306)
Barclays Bank PLC	USD	2,802	GBP	2,209	01/16/2025	(36,355)
Barclays Bank PLC	AUD	6,393	USD	4,064	02/05/2025	107,092
Barclays Bank PLC	NOK	11,807	USD	1,064	02/05/2025	26,693
Citibank, NA	USD	3,478	GBP	2,772	01/16/2025	(8,001)
Deutsche Bank AG	CAD	1,289	USD	930	02/05/2025	32,491
Deutsche Bank AG	NOK	10,766	USD	968	02/05/2025	21,968
Deutsche Bank AG	USD	6,387	CAD	9,090	02/05/2025	(55,267)
Deutsche Bank AG	USD	2,403	NOK	26,638	02/05/2025	(62,778)
Deutsche Bank AG	USD	1,533	JPY	233,615	02/21/2025	(40,228)
Deutsche Bank AG	EUR	9,499	USD	9,993	02/27/2025	130,162
Goldman Sachs Bank USA	USD	869	GBP	687	01/16/2025	(9,449)
Goldman Sachs Bank USA	CAD	3,421	USD	2,475	02/05/2025	92,402
Goldman Sachs Bank USA	SEK	20,589	USD	1,879	02/05/2025	15,275
HSBC Bank USA	CAD	2,520	USD	1,806	02/05/2025	51,081
JPMorgan Chase Bank, NA	USD	5,947	AUD	9,152	02/05/2025	(281,376)
Morgan Stanley Capital Services, Inc.	USD	1,336	SEK	14,699	02/05/2025	(5,249)
State Street Bank & Trust Co.	AUD	567	USD	367	02/05/2025	16,695
State Street Bank & Trust Co.	NOK	7,006	USD	629	02/05/2025	13,714
State Street Bank & Trust Co.	NZD	529	USD	305	02/05/2025	8,793
State Street Bank & Trust Co.	SEK	579	USD	53	02/05/2025	358
State Street Bank & Trust Co.	USD	274	CAD	384	02/05/2025	(6,705)
State Street Bank & Trust Co.	USD	39	NOK	434	02/05/2025	(1,106)
UBS AG	AUD	2,685	USD	1,745	02/05/2025	82,989
UBS AG	CHF	3,389	USD	3,822	02/27/2025	66,764

						$109,029

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2024, the aggregate market value of these securities amounted to $74,479 or 0.0% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	The rate shown represents the 7-day yield as of period end.

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2024	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $164,983,718)	$251,608,277	(a)
Affiliated issuers (cost $2,922,091—investment of cash collateral for securities loaned)	2,922,091
Cash collateral due from broker	1,324,118
Foreign currencies, at value (cost $68,960)	69,036
Unaffiliated interest and dividends receivable	888,567
Unrealized appreciation on forward currency exchange contracts	830,731
Receivable for investment securities sold	528,044
Receivable due from Adviser	18,966
Affiliated dividends receivable	4,309
Receivable for capital stock sold	2,114

Total assets	258,196,253

LIABILITIES
Due to custodian	299,569
Payable for collateral received on securities loaned	2,922,091
Payable for investment securities purchased	1,102,698
Cash collateral due to broker	1,100,000
Unrealized depreciation on forward currency exchange contracts	721,702
Advisory fee payable	148,003
Payable for capital stock redeemed	91,205
Payable for variation margin on futures	90,094
Distribution fee payable	52,819
Administrative fee payable	24,045
Foreign capital gains tax payable	1,614
Transfer Agent fee payable	167
Directors’ fees payable	33
Accrued expenses	224,211

Total liabilities	6,778,251

NET ASSETS	$251,418,002

COMPOSITION OF NET ASSETS
Capital stock, at par	$25,865
Additional paid-in capital	174,003,053
Distributable earnings	77,389,084

NET ASSETS	$251,418,002

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$188,823	19,323	$9.77

B	$251,229,179	25,845,779	$9.72

(a)	Includes securities on loan with a value of $5,551,153 (see Note E).

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2024	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $193,954)	$2,842,750
Affiliated issuers	283,457
Interest	2,673,062
Securities lending income	12,458

5,811,727

EXPENSES
Advisory fee (see Note B)	1,802,937
Distribution fee—Class B	643,438
Transfer agency—Class A	1
Transfer agency—Class B	2,232
Custody and accounting	121,821
Administrative	94,150
Audit and tax	93,122
Legal	41,737
Printing	39,531
Directors’ fees	24,104
Miscellaneous	50,009

Total expenses	2,913,082
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(89,900)

Net expenses	2,823,182

Net investment income	2,988,545

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,160,797
Forward currency exchange contracts	761,623
Futures	1,904,753
Swaps	24,846
Foreign currency transactions	(27,489)
Net change in unrealized appreciation (depreciation) of:
Investments(a)	20,418,340
Forward currency exchange contracts	169,414
Futures	(1,667,234)
Swaps	587
Foreign currency denominated assets and liabilities	(61,257)

Net gain on investment and foreign currency transactions	22,684,380

NET INCREASE IN NET ASSETS FROM OPERATIONS	$25,672,925

(a)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $1,614.

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2024	Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,988,545	$2,861,589
Net realized gain (loss) on investment and foreign currency transactions	3,824,530	(7,397,655)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	18,859,850	35,313,267

Net increase in net assets from operations	25,672,925	30,777,201
Distributions to Shareholders
Class A	(2,481)	(1,818)
Class B	(2,801,157)	(1,462,051)
CAPITAL STOCK TRANSACTIONS
Net decrease	(25,268,198)	(11,093,686)

Total increase (decrease)	(2,398,911)	18,219,646
NET ASSETS
Beginning of period	253,816,913	235,597,267

End of period	$251,418,002	$253,816,913

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2024	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P. (the “Adviser”) determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers nine separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or

AB Variable Products Series Fund

other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$39,486,233		$3,185,127		$ –0	–	$42,671,360
Financials	17,782,234		8,151,929		–0	–	25,934,163
Consumer Discretionary	14,097,820		4,043,989		–0	–	18,141,809
Industrials	10,718,529		6,521,504		–0	–	17,240,033
Health Care	12,249,007		4,573,165		–0	–	16,822,172
Communication Services	11,679,572		1,531,717		–0	–	13,211,289
Consumer Staples	6,908,606		3,007,297		–0	–	9,915,903
Energy	4,771,329		1,318,478		–0	–	6,089,807
Materials	2,967,418		2,271,561		–0	–	5,238,979
Utilities	2,843,614		1,180,200		–0	–	4,023,814
Real Estate	2,651,323		734,166		–0	–	3,385,489
Governments—Treasuries	–0	–	84,779,439		–0	–	84,779,439
Agencies	–0	–	2,023,743		–0	–	2,023,743
Purchased Options—Puts	–0	–	1,215,610		–0	–	1,215,610
Warrants	–0	–	–0	–	0	(a)	–0	–
Short-Term Investments	–0	–	914,667		–0	–	914,667
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,922,091		–0	–	–0	–	2,922,091

Total Investments in Securities	129,077,776		125,452,592		0	(a)	254,530,368
Other Financial Instruments(b):
Assets:
Futures	113,546		–0	–	–0	–	113,546	(c)
Forward Currency Exchange Contracts	–0	–	830,731		–0	–	830,731
Liabilities:
Futures	(566,715)		–0	–	–0	–	(566,715	)(c)
Forward Currency Exchange Contracts	–0	–	(721,702)		–0	–	(721,702)

Total	$128,624,607		$125,561,621		$ 0	(a)	$254,186,228

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)	Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2025 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2024, such reimbursements/waivers amounted to $80,263.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2024, the reimbursement for such services amounted to $94,150.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,950 for the year ended December 31, 2024.

The Portfolio may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2024, such waiver amounted to $8,088.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2024 is as follows:

Portfolio	Market Value 12/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/24 (000)		Dividend Income (000)
AB Government Money Market Portfolio	$6,268	$46,274	$52,542	$–0	–	$283
AB Government Money Market Portfolio*	1,616	14,975	13,669	2,922		–0	–

Total				$2,922		$283

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

AB Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$10,051,475	$28,816,917
U.S. government securities	16,084,642	14,897,420

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$169,816,929

Gross unrealized appreciation	$100,523,232
Gross unrealized depreciation	(15,762,565)

Net unrealized appreciation	$84,760,667

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2024, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2024, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2024, the Portfolio held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

AB Variable Products Series Fund

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2024, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2024, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$24,744	*	Payable for variation margin on futures	$362,677	*

Equity contracts	Receivable for variation margin on futures	88,802	*	Payable for variation margin on futures	204,038	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	830,731		Unrealized depreciation on forward currency exchange contracts	721,702

Equity contracts	Investments in securities, at value	1,215,610

Total		$2,159,887			$1,288,417

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(356,132)	$(1,369,389)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	2,260,885	(297,845)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	761,623	169,414

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(1,372,449)	265,688

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	24,846	587

Total		$1,318,773	$(1,231,545)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2024:

Futures:
Average notional amount of buy contracts	$51,542,268
Average notional amount of sale contracts	$7,362,272
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$32,998,311
Average principal amount of sale contracts	$35,489,450
Purchased Options:
Average notional amount	$47,212,584
Total Return Swaps:
Average notional amount	$198,426	(a)

(a)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$164,254	$(164,254)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	133,785	(36,355)		–0	–	–0	–	97,430
Deutsche Bank AG	184,621	(158,273)		–0	–	–0	–	26,348
Goldman Sachs Bank USA	107,677	(9,449)		–0	–	–0	–	98,228
HSBC Bank USA	51,081	–0	–	–0	–	–0	–	51,081
State Street Bank & Trust Co.	39,560	(7,811)		–0	–	–0	–	31,749
UBS AG	1,365,363	–0	–	(1,100,000)		–0	–	265,363

Total	$2,046,341	$(376,142)		$(1,100,000)		$–0	–	$570,199	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$215,188	$(164,254)		$–0	–	$–0	–	$50,934
Barclays Bank PLC	36,355	(36,355)		–0	–	–0	–	–0	–
Citibank, NA	8,001	–0	–	–0	–	–0	–	8,001
Deutsche Bank AG	158,273	(158,273)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	9,449	(9,449)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	281,376	–0	–	–0	–	–0	–	281,376
Morgan Stanley Capital Services, Inc.	5,249	–0	–	–0	–	–0	–	5,249
State Street Bank & Trust Co.	7,811	(7,811)		–0	–	–0	–	–0	–

Total	$721,702	$(376,142)		$–0	–	$–0	–	$345,560	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2024 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned		Advisory Fee Waived
$5,551,153	$2,922,091	$2,914,260	$12,458	$–0	–	$1,549

*	As of December 31, 2024.

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Class A
Shares sold	2,657	2,915	$25,039	$24,456
Shares issued in reinvestment of dividends	263	214	2,481	1,818
Shares redeemed	(8,853)	(6,942)	(80,486)	(57,972)

Net decrease	(5,933)	(3,813)	$(52,966)	$(31,698)

Class B
Shares sold	1,172,404	1,935,596	$11,014,981	$16,171,966
Shares issued on reinvestment of dividends	298,981	172,819	2,801,157	1,462,051
Shares redeemed	(4,118,173)	(3,442,663)	(39,031,370)	(28,696,005)

Net decrease	(2,646,788)	(1,334,248)	$(25,215,232)	$(11,061,988)

At December 31, 2024, certain shareholders of the Portfolio owned 92% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs, are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk— The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2024.

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

	2024		2023
Distributions paid from:
Ordinary income	$2,803,638		$1,463,869
Net long-term capital gains	–0	–	–0	–

Total taxable distributions paid	$2,803,638		$1,463,869

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,946,523
Accumulated capital and other losses	(11,295,364	)(a)
Unrealized appreciation (depreciation)	84,737,925	(b)

Total accumulated earnings (deficit)	$77,389,084

(a)	As of December 31, 2024, the Portfolio had a net capital loss carryforward of $11,119,481. During the fiscal year, the Portfolio utilized $1,471,863 of capital loss carry forwards to offset current year net realized gains. As of December 31, 2024, the cumulative deferred loss on straddles was $175,883.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales, corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2024, the Portfolio had a net short-term capital loss carryforward of $7,078,145 and a net long-term capital loss carryforward of $4,041,336, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$8.95	$7.94	$14.94	$13.89	$13.46

Income From Investment Operations
Net investment income(a)(b)	.13	.12	.12	.14	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.82	.96	(2.57)	1.20	.51

Net increase (decrease) in net asset value from operations	.95	1.08	(2.45)	1.34	.66

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.07)	(.38)	(.29)	(.23)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(4.17)	–0	–	–0	–

Total dividends and distributions	(.13)	(.07)	(4.55)	(.29)	(.23)

Net asset value, end of period	$9.77	$8.95	$7.94	$14.94	$13.89

Total Return
Total investment return based on net asset value(c)	10.65%	13.70%	(18.45)%	9.67%	5.02%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$189	$226	$231	$412	$364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.85%	.85%	.84%	.82%	.80%
Expenses, before waivers/reimbursements(d)‡	.88%	.93%	.91%	.83%	.80%
Net investment income(b)	1.41%	1.42%	1.10%	.98%	1.18%
Portfolio turnover rate	11%	12%	16%	32%	13%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 41.

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$8.90	$7.89	$14.85	$13.80	$13.36

Income From Investment Operations
Net investment income(a)(b)	.11	.10	.09	.12	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.81	.96	(2.56)	1.16	.51

Net increase (decrease) in net asset value from operations	.92	1.06	(2.47)	1.28	.63

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.05)	(.32)	(.23)	(.19)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(4.17)	–0	–	–0	–

Total dividends and distributions	(.10)	(.05)	(4.49)	(.23)	(.19)

Net asset value, end of period	$9.72	$8.90	$7.89	$14.85	$13.80

Total Return
Total investment return based on net asset value(c)	10.43%	13.48%	(18.68)%	9.28%	4.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$251,229	$253,591	$235,366	$301,920	$548,422
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.10%	1.10%	1.09%	1.06%	1.05%
Expenses, before waivers/reimbursements(d)‡	1.13%	1.18%	1.17%	1.07%	1.06%
Net investment income(b)	1.16%	1.18%	.87%	.80%	.93%
Portfolio turnover rate	11%	12%	16%	32%	13%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2022, such waiver amounted to .01%.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Dynamic Asset Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Dynamic Asset Allocation Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2025

2024 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2024. For corporate shareholders, 53.21% of dividends paid qualify for the dividends received deduction.

DYNAMIC ASSET ALLOCATION PORTFOLIO	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held in-person on November 5-7, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods July 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors discussed with the Adviser the reasons for the Fund’s underperformance in the periods reviewed and determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was above the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the those of Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more

DYNAMIC ASSET ALLOCATION PORTFOLIO

(continued)	AB Variable Products Series Fund

established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

VPS-DAA-0151-1224

DEC 12.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	AB DISCOVERY VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

DISCOVERY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2024	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%
INDUSTRIALS–20.9%
AIR FREIGHT & LOGISTICS–1.7%
CH Robinson Worldwide, Inc.	114,802	$11,861,343

BUILDING PRODUCTS–0.5%
Builders FirstSource, Inc.(a)(b)	26,050	3,723,326

COMMERCIAL SERVICES & SUPPLIES–2.2%
ABM Industries, Inc.	156,971	8,033,776
MillerKnoll, Inc.(a)	329,063	7,433,533

		15,467,309

CONSTRUCTION & ENGINEERING–3.7%
Fluor Corp.(b)	178,150	8,786,358
MasTec, Inc.(a)(b)	64,961	8,843,791
WillScot Holdings Corp.(b)	240,703	8,051,515

		25,681,664

ELECTRICAL EQUIPMENT–1.2%
Regal Rexnord Corp.(a)	54,508	8,455,826

GROUND TRANSPORTATION–1.2%
ArcBest Corp.	86,984	8,117,347

MACHINERY–6.6%
Gates Industrial Corp. PLC(a)(b)	413,690	8,509,603
John Bean Technologies Corp.(a)	73,143	9,296,475
Middleby Corp. (The)(a)(b)	71,106	9,631,308
Oshkosh Corp.	80,300	7,634,121
Pentair PLC(a)	106,970	10,765,461

		45,836,968

PROFESSIONAL SERVICES–2.1%
Robert Half, Inc.(a)	127,985	9,017,823
WNS Holdings Ltd.(a)(b)	115,093	5,454,257

		14,472,080

TRADING COMPANIES & DISTRIBUTORS–1.7%
Core & Main, Inc.–Class A(a)(b)	161,640	8,229,093
Herc Holdings, Inc.	18,880	3,574,550

		11,803,643

		145,419,506

FINANCIALS–20.4%
BANKS–11.0%
BankUnited, Inc.	191,404	7,305,891
Comerica, Inc.(a)	137,243	8,488,480

First BanCorp./Puerto Rico(a)	396,254	7,366,362
First Citizens BancShares, Inc./NC–Class A(a)	4,723	9,979,793
First Hawaiian, Inc.(a)	359,838	9,337,796
Texas Capital Bancshares, Inc.(a)(b)	91,562	7,160,148
Webster Financial Corp.	149,589	8,260,305
Wintrust Financial Corp.(a)	80,690	10,062,850
Zions Bancorp NA	159,186	8,635,840

		76,597,465

CAPITAL MARKETS–3.8%
Cboe Global Markets, Inc.	43,170	8,435,418
Invesco Ltd.	522,268	9,129,245
Stifel Financial Corp.	81,344	8,628,971

		26,193,634

FINANCIAL SERVICES–2.4%
NCR Atleos Corp.(a)(b)	302,868	10,273,283
Walker & Dunlop, Inc.(a)	68,840	6,691,936

		16,965,219

INSURANCE–3.2%
American Financial Group, Inc./OH(a)	73,326	10,040,529
Hanover Insurance Group, Inc. (The)	53,630	8,294,416
Kemper Corp.	61,800	4,105,992

		22,440,937

		142,197,255

CONSUMER DISCRETIONARY–15.4%
AUTOMOBILE COMPONENTS–2.2%
Adient PLC(b)	361,990	6,237,088
BorgWarner, Inc.(a)	300,175	9,542,563

		15,779,651

DIVERSIFIED CONSUMER SERVICES–1.2%
ADT, Inc.(a)	1,191,394	8,232,532

HOTELS, RESTAURANTS & LEISURE–1.4%
Dine Brands Global, Inc.(a)	101,030	3,041,003
Viking Holdings Ltd.(a)(b)	154,114	6,790,263

		9,831,266

HOUSEHOLD DURABLES–0.9%
Taylor Morrison Home Corp.(b)	100,829	6,171,743

LEISURE PRODUCTS–1.0%
Brunswick Corp./DE(a)	109,690	7,094,749

SPECIALTY RETAIL–4.5%
AutoNation, Inc.(a)(b)	53,959	9,164,397
Bath & Body Works, Inc.(a)	309,572	12,002,106
Group 1 Automotive, Inc.(a)	23,620	9,955,358

		31,121,861

1

DISCOVERY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–4.2%
Crocs, Inc.(a)(b)	78,117	$8,556,155
PVH Corp.(a)	65,991	6,978,548
Tapestry, Inc.(a)	206,941	13,519,456
		29,054,159

		107,285,961

INFORMATION TECHNOLOGY–12.0%
COMMUNICATIONS EQUIPMENT–3.9%
Calix, Inc.(b)	145,005	5,056,325
F5, Inc.(b)	50,160	12,613,735
Lumentum Holdings, Inc.(a)(b)	108,756	9,130,066

		26,800,126

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.2%
Avnet, Inc.(a)	131,960	6,904,147
Belden, Inc.(a)	49,984	5,628,698
TD SYNNEX Corp.(a)	82,090	9,627,515

		22,160,360

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.7%
Amkor Technology, Inc.(a)	268,958	6,909,531
FormFactor, Inc.(a)(b)	200,922	8,840,568
Synaptics, Inc.(a)(b)	41,677	3,180,789

		18,930,888

SOFTWARE–2.2%
ACI Worldwide, Inc.(b)	114,806	5,959,579
CommVault Systems, Inc.(b)	26,496	3,998,511
Gen Digital, Inc.	203,991	5,585,274

		15,543,364

		83,434,738

REAL ESTATE–8.1%
DIVERSIFIED REITS–0.6%
Broadstone Net Lease, Inc.–Class A	245,061	3,886,668

HOTEL & RESORT REITS–0.9%
Ryman Hospitality Properties, Inc.	57,880	6,039,199

INDUSTRIAL REITS–1.9%
First Industrial Realty Trust, Inc.(a)	122,767	6,154,310
STAG Industrial, Inc.	211,298	7,146,098

		13,300,408

OFFICE REITS–1.2%
COPT Defense Properties(a)	282,450	8,741,828

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.5%
Jones Lang LaSalle, Inc.(b)	41,858	10,595,934

RESIDENTIAL REITS–1.4%
Independence Realty Trust, Inc.(a)	493,530	9,791,635

SPECIALIZED REITS–0.6%
CubeSmart	99,886	4,280,115

		56,635,787

HEALTH CARE–6.6%
HEALTH CARE EQUIPMENT & SUPPLIES–2.7%
Avantor, Inc.(a)(b)	352,820	7,433,918
Integra LifeSciences Holdings Corp.(a)(b)	181,700	4,120,956
Teleflex, Inc.(a)	39,290	6,992,834

		18,547,708

HEALTH CARE PROVIDERS & SERVICES–2.5%
AMN Healthcare Services, Inc.(b)	96,460	2,307,323
Encompass Health Corp.	111,570	10,303,490
Pediatrix Medical Group, Inc.(a)(b)	396,110	5,196,963

		17,807,776

LIFE SCIENCES TOOLS & SERVICES–1.4%
ICON PLC(a)(b)	47,610	9,984,293

		46,339,777

ENERGY–5.4%
OIL, GAS & CONSUMABLE FUELS–5.4%
Cameco Corp. (New York)	200,540	10,305,751
HF Sinclair Corp.(a)	71,685	2,512,559
Magnolia Oil & Gas Corp.–Class A(a)	338,292	7,909,267
Matador Resources Co.(a)	163,540	9,200,760
Northern Oil and Gas, Inc.(a)	212,497	7,896,389

		37,824,726

MATERIALS–3.1%
CHEMICALS–1.8%
Avient Corp.(a)	181,050	7,397,703
Element Solutions, Inc.	211,469	5,377,657

		12,775,360

CONTAINERS & PACKAGING–1.3%
Graphic Packaging Holding Co.(a)	331,670	9,008,157

		21,783,517

2

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–2.8%
ELECTRIC UTILITIES–2.8%
IDACORP, Inc.(a)	86,574	$9,460,807
Portland General Electric Co.(a)	55,225	2,408,914
TXNM Energy, Inc.(a)	153,747	7,559,740

		19,429,461

CONSUMER STAPLES–2.7%
CONSUMER STAPLES DISTRIBUTION & RETAIL–1.5%
BJ’s Wholesale Club Holdings, Inc.(a)(b)	118,510	10,588,868

FOOD PRODUCTS–1.2%
Nomad Foods Ltd.	477,541	8,013,138

		18,602,006

COMMUNICATION SERVICES–2.0%
MEDIA–2.0%
Criteo SA (Sponsored ADR)(b)	187,529	7,418,647
Nexstar Media Group, Inc.(a)	41,923	6,622,577

		14,041,224

Total Common Stocks (cost $608,759,973)		692,993,958

SHORT-TERM INVESTMENTS–0.5%
INVESTMENT COMPANIES–0.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(c)(d)(e) (cost $3,835,365)	3,835,365	3,835,365

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.9% (cost $612,595,338)		696,829,323

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–7.9%
INVESTMENT COMPANIES–7.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(c)(d)(e) (cost $54,912,779)	54,912,779	54,912,779

TOTAL INVESTMENTS–107.8% (cost $667,508,117)		751,742,102

Other assets less liabilities–(7.8)%		(54,713,433)

NET ASSETS–100.0%		$697,028,669

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

3

DISCOVERY VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2024	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $608,759,973)	$692,993,958	(a)
Affiliated issuers (cost $58,748,144—including investment of cash collateral for securities loaned of $54,912,779)	58,748,144
Cash	22
Unaffiliated dividends receivable	969,591
Receivable for capital stock sold	277,672
Receivable for investment securities sold	179,267
Affiliated dividends receivable	16,226
Receivable due from Adviser	2,266

Total assets	753,187,146

LIABILITIES
Payable for collateral received on securities loaned	54,912,779
Advisory fee payable	448,283
Payable for capital stock redeemed	363,374
Payable for investment securities purchased	179,134
Distribution fee payable	91,364
Administrative fee payable	24,220
Transfer Agent fee payable	167
Directors’ fees payable	163
Accrued expenses	138,993

Total liabilities	56,158,477

NET ASSETS	$697,028,669

COMPOSITION OF NET ASSETS
Capital stock, at par	$38,432
Additional paid-in capital	535,103,721
Distributable earnings	161,886,516

NET ASSETS	$697,028,669

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$271,350,714	14,813,460	$18.32

B	$425,677,955	23,618,330	$18.02

(a)	Includes securities on loan with a value of $177,659,464 (see Note E).

See notes to financial statements.

4

DISCOVERY VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2024	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $32,709)	$11,457,767
Affiliated issuers	224,840
Interest	717
Securities lending income	138,178

11,821,502

EXPENSES
Advisory fee (see Note B)	5,321,328
Distribution fee—Class B	1,107,483
Transfer agency—Class A	2,503
Transfer agency—Class B	4,158
Administrative	94,676
Printing	79,454
Custody and accounting	69,927
Legal	67,118
Audit and tax	51,419
Directors’ fees	30,413
Miscellaneous	22,855

Total expenses	6,851,334
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(10,126)

Net expenses	6,841,208

Net investment income	4,980,294

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	75,328,717
Foreign currency transactions	(2,648)
Net change in unrealized appreciation (depreciation) of investments	(13,528,536)

Net gain on investment and foreign currency transactions	61,797,533

NET INCREASE IN NET ASSETS FROM OPERATIONS	$66,777,827

See notes to financial statements.

5

DISCOVERY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2024	Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,980,294	$4,923,861
Net realized gain on investment transactions and foreign currency transactions	75,326,069	35,759,325
Net change in unrealized appreciation (depreciation) of investments	(13,528,536)	66,873,944

Net increase in net assets from operations	66,777,827	107,557,130
Distributions to Shareholders
Class A	(15,717,646)	(22,107,220)
Class B	(25,029,921)	(40,508,165)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(47,076,392)	13,461,192

Total increase (decrease)	(21,046,132)	58,402,937
NET ASSETS
Beginning of period	718,074,801	659,671,864

End of period	$697,028,669	$718,074,801

See notes to financial statements.

6

DISCOVERY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2024	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Discovery Value Portfolio (the “Portfolio”) (formerly known as AB Small/Mid Cap Value Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers nine separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

7

DISCOVERY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$692,993,958		$–0	–	$–0	–	$692,993,958
Short-Term Investments	3,835,365		–0	–	–0	–	3,835,365
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	54,912,779		–0	–	–0	–	54,912,779

Total Investments in Securities	751,742,102		–0	–	–0	–	751,742,102
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$751,742,102		$–0	–	$–0	–	$751,742,102

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

8

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating

9

DISCOVERY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2024, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2024, the reimbursement for such services amounted to $94,676.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,950 for the year ended December 31, 2024.

The Portfolio may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2024, such waiver amounted to $6,728.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2024 is as follows:

Portfolio	Market Value 12/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$3,805	$175,495	$175,465	$3,835	$225
AB Government Money Market Portfolio*	832	219,797	165,716	54,913	–0	–

Total				$58,748	$225

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual

10

AB Variable Products Series Fund

expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$373,490,164		$457,216,902
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$670,499,679

Gross unrealized appreciation	$132,542,075
Gross unrealized depreciation	(51,299,652)

Net unrealized appreciation	$81,242,423

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2024.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to

11

DISCOVERY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2024 is as follows:

				AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned		Advisory Fee Waived
$177,659,464	$54,912,779	$126,176,171	$138,178	$–0	–	$3,398

*	As of December 31, 2024.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Class A
Shares sold	1,081,016	1,485,530	$19,812,611	$24,512,123
Shares issued in reinvestment of dividends and distributions	910,113	1,319,834	15,717,646	22,107,220
Shares redeemed	(1,830,723)	(1,902,203)	(33,273,557)	(31,889,060)

Net increase	160,406	903,161	$2,256,700	$14,730,283

Class B
Shares sold	762,271	1,449,832	$13,662,298	$23,808,551
Shares issued on reinvestment of dividends and distributions	1,471,482	2,453,553	25,029,921	40,508,165
Shares redeemed	(4,903,222)	(3,914,785)	(88,025,311)	(65,585,807)

Net decrease	(2,669,469)	(11,400)	$(49,333,092)	$(1,269,091)

At December 31, 2024, certain shareholders of the Portfolio owned 72% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

12

AB Variable Products Series Fund

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the industrials sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2024.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$10,009,617	$9,916,054
Net long-term capital gains	30,737,950	52,699,331

Total taxable distributions paid	$40,747,567	$62,615,385

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,767,166
Undistributed capital gains	62,876,928
Unrealized appreciation (depreciation)	81,242,424	(a)

Total accumulated earnings (deficit)	$161,886,518

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

13

DISCOVERY VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2024, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

DISCOVERY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.71	$16.62	$23.46	$17.39	$17.91

Income From Investment Operations
Net investment income(a)(b)	.16	.15	.19	.21	.17
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.54	2.61	(3.74)	6.03	.20

Net increase (decrease) in net asset value from operations	1.70	2.76	(3.55)	6.24	.37

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.19)	(.22)	(.17)	(.16)
Distributions from net realized gain on investment transactions	(.93)	(1.48)	(3.07)	–0	–	(.73)

Total dividends and distributions	(1.09)	(1.67)	(3.29)	(.17)	(.89)

Net asset value, end of period	$18.32	$17.71	$16.62	$23.46	$17.39

Total Return
Total investment return based on net asset value(c)	10.02%	17.18%	(15.63)%	35.95%	3.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$271,351	$259,538	$228,586	$286,390	$222,441
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81%	.81%	.80%	.80%	.83%
Expenses, before waivers/reimbursements	.81%	.81%	.80%	.80%	.83%
Net investment income(b)	.86%	.91%	1.00%	.98%	1.17%
Portfolio turnover rate	53%	49%	42%	54%	58%

See footnote summary on page 16.

15

DISCOVERY VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.44	$16.39	$23.17	$17.19	$17.72

Income From Investment Operations
Net investment income(a)(b)	.11	.11	.14	.16	.13
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.52	2.56	(3.68)	5.95	.18

Net increase (decrease) in net asset value from operations	1.63	2.67	(3.54)	6.11	.31

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.14)	(.17)	(.13)	(.11)
Distributions from net realized gain on investment transactions	(.93)	(1.48)	(3.07)	–0	–	(.73)

Total dividends and distributions	(1.05)	(1.62)	(3.24)	(.13)	(.84)

Net asset value, end of period	$18.02	$17.44	$16.39	$23.17	$17.19

Total Return
Total investment return based on net asset value(c)	9.72%	16.86%	(15.82)%	35.60%	3.05%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$425,678	$458,537	$431,086	$563,741	$432,719
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.06%	1.06%	1.05%	1.05%	1.08%
Expenses, before waivers/reimbursements	1.06%	1.06%	1.05%	1.05%	1.08%
Net investment income(b)	.61%	.65%	.74%	.73%	.91%
Portfolio turnover rate.	53%	49%	42%	54%	58%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

16

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Discovery Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Discovery Value Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2025

17

2024 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2024. For corporate shareholders, 83.18% of dividends paid qualify for the dividends received deduction. The Portfolio designates $30,737,950 of dividends paid as long-term capital gain dividends.

18

DISCOVERY VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Portfolio (formerly AB Small/Mid Cap Value Portfolio) (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

19

DISCOVERY VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of

20

AB Variable Products Series Fund

profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was equal to the median of a peer group and lower than the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

21

VPS-DV-0151-1224

DEC 12.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2024	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.9%

INFORMATION TECHNOLOGY–17.2%
COMMUNICATIONS EQUIPMENT–0.5%
Arista Networks, Inc.(a)	7,257	$802,116
Cisco Systems, Inc.	28,002	1,657,718
F5, Inc.(a)	408	102,600
Juniper Networks, Inc.	2,326	87,109
Motorola Solutions, Inc.	1,174	542,658
Nokia Oyj	35,738	158,084
Telefonaktiebolaget LM Ericsson–Class B	18,616	150,761

		3,501,046

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Amphenol Corp.–Class A	8,470	588,241
CDW Corp./DE	936	162,901
Corning, Inc.	5,414	257,273
Halma PLC	2,544	85,348
Hexagon AB–Class B	13,913	132,833
Jabil, Inc.	793	114,113
Keyence Corp.	1,302	529,226
Keysight Technologies, Inc.(a)	1,219	195,808
Kyocera Corp.	8,595	85,191
Murata Manufacturing Co., Ltd.	11,327	179,701
Omron Corp.	1,173	39,496
Shimadzu Corp.	1,585	44,362
TDK Corp.	13,010	167,550
TE Connectivity PLC	2,102	300,523
Teledyne Technologies, Inc.(a)	327	151,771
Trimble, Inc.(a)	1,716	121,253
Yaskawa Electric Corp.	1,506	38,433
Yokogawa Electric Corp.	1,528	32,500
Zebra Technologies Corp.–Class A(a)	362	139,812

		3,366,335

IT SERVICES–0.7%
Accenture PLC–Class A	4,390	1,544,358
Akamai Technologies, Inc.(a)	1,055	100,911
Bechtle AG	549	17,607
Capgemini SE	1,041	170,024
Cognizant Technology Solutions Corp.–Class A	3,483	267,843
EPAM Systems, Inc.(a)	398	93,060
Fujitsu Ltd.	11,092	194,848
Gartner, Inc.(a)	542	262,583
GoDaddy, Inc.–Class A(a)	986	194,607

International Business Machines Corp.	6,496	1,428,016
NEC Corp.	1,643	140,603
Nomura Research Institute Ltd.	2,529	74,255
NTT Data Group Corp.	4,225	80,338
Obic Co., Ltd.	2,165	64,427
Otsuka Corp.	1,526	34,899
SCSK Corp.	1,046	21,893
TIS, Inc.	1,423	33,611
VeriSign, Inc.(a)	581	120,244
Wix.com Ltd.(a)	354	75,951

		4,920,078

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.1%
Advanced Micro Devices, Inc.(a)	11,400	1,377,006
Advantest Corp.	5,128	291,572
Analog Devices, Inc.	3,488	741,061
Applied Materials, Inc.	5,792	941,953
ASM International NV	315	182,128
ASML Holding NV	2,678	1,875,763
BE Semiconductor Industries NV(b)	517	70,864
Broadcom, Inc.	32,722	7,586,269
Disco Corp.	616	163,411
Enphase Energy, Inc.(a)	949	65,177
First Solar, Inc.(a)	752	132,532
Infineon Technologies AG	8,752	285,680
Intel Corp.	30,299	607,495
KLA Corp.	940	592,313
Kokusai Electric Corp.(b)	1,045	13,694
Lam Research Corp.	9,039	652,887
Lasertec Corp.(b)	536	50,247
Microchip Technology, Inc.	3,773	216,382
Micron Technology, Inc.	7,789	655,522
Monolithic Power Systems, Inc.	343	202,953
NVIDIA Corp.	172,324	23,141,390
NXP Semiconductors NV	1,785	371,012
ON Semiconductor Corp.(a)	2,991	188,583
QUALCOMM, Inc.	7,805	1,199,004
Renesas Electronics Corp.(a)	11,270	142,622
SCREEN Holdings Co., Ltd.	544	32,116
Skyworks Solutions, Inc.	1,122	99,499
STMicroelectronics NV	4,580	114,715
Teradyne, Inc.	1,144	144,052
Texas Instruments, Inc.	6,408	1,201,564
Tokyo Electron Ltd.	2,999	450,808

		43,790,274

1

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SOFTWARE–5.5%
Adobe, Inc.(a)	3,092	$1,374,951
ANSYS, Inc.(a)	614	207,121
Autodesk, Inc.(a)	1,510	446,311
Cadence Design Systems, Inc.(a)	1,927	578,986
Check Point Software Technologies Ltd.(a)	590	110,153
Crowdstrike Holdings, Inc.–Class A(a)	1,635	559,432
CyberArk Software Ltd.(a)	289	96,280
Dassault Systemes SE	4,485	155,198
Fair Isaac Corp.(a)	171	340,449
Fortinet, Inc.(a)	4,469	422,231
Gen Digital, Inc.	3,810	104,318
Intuit, Inc.	1,969	1,237,516
Microsoft Corp.	52,230	22,014,945
Monday.com Ltd.(a)	251	59,095
Nemetschek SE	387	37,594
Nice Ltd.(a)	421	71,496
Oracle Corp.	11,291	1,881,532
Oracle Corp. Japan	257	24,597
Palantir Technologies, Inc.–Class A(a)	14,400	1,089,072
Palo Alto Networks, Inc.(a)	4,598	836,652
PTC, Inc.(a)	844	155,186
Roper Technologies, Inc.	753	391,447
Sage Group PLC (The)	6,733	106,977
Salesforce, Inc.	6,716	2,245,360
SAP SE	6,998	1,721,327
ServiceNow, Inc.(a)	1,447	1,533,994
Synopsys, Inc.(a)	1,079	523,703
Temenos AG (REG)	378	26,710
Trend Micro, Inc./Japan	848	45,718
Tyler Technologies, Inc.(a)	301	173,569
WiseTech Global Ltd.	1,233	92,047
Workday, Inc.–Class A(a)	1,496	386,013
Xero Ltd.(a)	972	101,149

		39,151,129

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.9%
Apple, Inc.	106,190	26,592,100
Brother Industries Ltd.	1,552	26,254
Canon, Inc.	6,250	203,010
Dell Technologies, Inc.–Class C	2,158	248,688
FUJIFILM Holdings Corp.	7,494	155,048
Hewlett Packard Enterprise Co.	9,180	195,993
HP, Inc.	6,770	220,905
Logitech International SA (REG)	1,019	84,115

NetApp, Inc.	1,439	167,039
Ricoh Co., Ltd.	3,572	40,566
Seagate Technology Holdings PLC	1,486	128,257
Seiko Epson Corp.	1,933	34,877
Super Micro Computer, Inc.(a)	3,538	107,838
Western Digital Corp.(a)	2,429	144,841

		28,349,531

		123,078,393

FINANCIALS–9.9%
BANKS–3.4%
ABN AMRO Bank NV(b)	3,072	47,406
AIB Group PLC	12,488	69,057
ANZ Group Holdings Ltd.	19,960	351,691
Banco Bilbao Vizcaya Argentaria SA	38,624	377,914
Banco BPM SpA	8,634	69,906
Banco de Sabadell SA	36,469	70,869
Banco Santander SA	103,849	480,431
Bank Hapoalim BM	8,472	102,275
Bank Leumi Le-Israel BM	10,104	120,211
Bank of America Corp.	46,895	2,061,035
Bank of Ireland Group PLC	6,732	61,392
Banque Cantonale Vaudoise (REG)	202	18,599
Barclays PLC	97,398	325,815
BNP Paribas SA	6,821	418,787
BOC Hong Kong Holdings Ltd.	24,772	79,100
BPER Banca SPA	6,671	42,547
CaixaBank SA	26,789	145,442
Chiba Bank Ltd. (The)	3,848	29,660
Citigroup, Inc.	13,286	935,202
Citizens Financial Group, Inc.	3,096	135,481
Commerzbank AG	6,351	104,299
Commonwealth Bank of Australia	11,216	1,061,271
Concordia Financial Group Ltd.	7,034	38,683
Credit Agricole SA	7,133	98,147
Danske Bank A/S	4,622	131,046
DBS Group Holdings Ltd.	13,338	427,422
DNB Bank ASA	6,001	119,807
Erste Group Bank AG	2,257	139,699
Fifth Third Bancorp	4,711	199,181
FinecoBank Banca Fineco SpA	4,096	71,486
Hang Seng Bank Ltd.(b)	5,068	62,077
HSBC Holdings PLC	122,005	1,198,467
Huntington Bancshares, Inc./OH	10,206	166,052

2

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ING Groep NV	22,138	$346,937
Intesa Sanpaolo SpA	98,022	393,148
Israel Discount Bank Ltd.–Class A	8,293	56,731
Japan Post Bank Co., Ltd.	9,687	91,558
JPMorgan Chase & Co.	19,778	4,740,984
KBC Group NV	1,538	118,748
KeyCorp	6,964	119,363
Lloyds Banking Group PLC	411,051	280,718
M&T Bank Corp.	1,166	219,220
Mediobanca Banca di Credito Finanziario SpA	3,350	48,923
Mitsubishi UFJ Financial Group, Inc.	74,435	869,007
Mizrahi Tefahot Bank Ltd.	1,039	44,977
Mizuho Financial Group, Inc.	16,149	394,238
National Australia Bank Ltd.	20,604	472,086
NatWest Group PLC	47,310	237,082
Nordea Bank Abp (Helsinki)	21,144	230,697
Oversea-Chinese Banking Corp., Ltd.	22,668	276,846
PNC Financial Services Group, Inc. (The)	2,787	537,473
Regions Financial Corp.	6,385	150,175
Resona Holdings, Inc.	13,998	100,908
Shizuoka Financial Group, Inc.	2,912	23,617
Skandinaviska Enskilda Banken AB–Class A	10,634	145,729
Societe Generale SA	4,827	135,472
Standard Chartered PLC	14,082	173,366
Sumitomo Mitsui Financial Group, Inc.	25,034	600,822
Sumitomo Mitsui Trust Holdings, Inc.	4,346	101,521
Svenska Handelsbanken AB–Class A	9,774	100,917
Swedbank AB–Class A	5,689	112,335
Truist Financial Corp.	9,326	404,562
UniCredit SpA	9,874	395,437
United Overseas Bank Ltd.	8,464	224,769
US Bancorp	10,959	524,169
Wells Fargo & Co.	23,390	1,642,914
Westpac Banking Corp.	23,044	459,981

		24,535,887

CAPITAL MARKETS–2.0%
3i Group PLC	6,523	290,360
Ameriprise Financial, Inc.	682	363,117
Amundi SA	412	27,419
ASX Ltd.	1,300	52,277

Bank of New York Mellon Corp. (The)	5,108	392,448
Blackrock, Inc.	1,023	1,048,688
Blackstone, Inc.	5,072	874,514
Cboe Global Markets, Inc.	735	143,619
Charles Schwab Corp. (The)	10,502	777,253
CME Group, Inc.	2,532	588,006
CVC Capital Partners PLC(a)(b)(c)	1,425	31,511
Daiwa Securities Group, Inc.	8,930	58,927
Deutsche Bank AG (REG)	12,700	219,163
Deutsche Boerse AG	1,262	290,709
EQT AB	2,496	68,999
Euronext NV	524	58,786
FactSet Research Systems, Inc.	267	128,235
Franklin Resources, Inc.	2,171	44,050
Futu Holdings Ltd. (ADR)	375	29,996
Goldman Sachs Group, Inc. (The)	2,205	1,262,627
Hargreaves Lansdown PLC	2,385	32,727
Hong Kong Exchanges & Clearing Ltd.	8,063	301,788
Intercontinental Exchange, Inc.	4,034	601,106
Invesco Ltd.	3,157	55,184
Japan Exchange Group, Inc.(b)	6,642	73,696
Julius Baer Group Ltd.	1,380	89,522
KKR & Co., Inc.	4,742	701,389
London Stock Exchange Group PLC	3,205	452,401
Macquarie Group Ltd.	2,427	331,924
MarketAxess Holdings, Inc.	265	59,901
Moody’s Corp.	1,095	518,340
Morgan Stanley	8,715	1,095,650
MSCI, Inc.	551	330,606
Nasdaq, Inc.	2,907	224,740
Nomura Holdings, Inc.	20,119	116,727
Northern Trust Corp.	1,393	142,783
Partners Group Holding AG	152	206,460
Raymond James Financial, Inc.	1,285	199,599
S&P Global, Inc.	2,230	1,110,607
SBI Holdings, Inc.	1,819	45,686
Schroders PLC	5,404	21,844
Singapore Exchange Ltd.	5,739	53,497
State Street Corp.	2,059	202,091
T. Rowe Price Group, Inc.	1,561	176,533
UBS Group AG (REG)	22,043	674,884

		14,570,389

3

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER FINANCE–0.3%
American Express Co.	3,910	$1,160,449
Capital One Financial Corp.	2,680	477,897
Discover Financial Services	1,764	305,578
Synchrony Financial	2,735	177,775

		2,121,699

FINANCIAL SERVICES–2.3%
Adyen NV(a)(b)	146	216,967
Apollo Global Management, Inc.	3,140	518,602
Berkshire Hathaway, Inc.–Class B(a)	12,877	5,836,887
Corpay, Inc.(a)	490	165,826
Edenred SE	1,643	54,015
Eurazeo SE	281	20,960
EXOR NV	667	61,148
Fidelity National Information Services, Inc.	3,782	305,472
Fiserv, Inc.(a)	3,997	821,064
Global Payments, Inc.	1,788	200,363
Groupe Bruxelles Lambert NV	557	38,085
Industrivarden AB–Class A	815	25,761
Industrivarden AB–Class C	1,076	33,986
Infratil Ltd.	6,156	43,392
Investor AB–Class B	11,600	307,248
Jack Henry & Associates, Inc.	513	89,929
L E Lundbergforetagen AB–Class B	509	23,064
M&G PLC	15,160	37,515
Mastercard, Inc.–Class A	5,758	3,031,990
Mitsubishi HC Capital, Inc.	5,901	38,889
Nexi SpA(a)(b)	3,451	19,209
ORIX Corp.	7,726	165,985
PayPal Holdings, Inc.(a)	7,043	601,120
Sofina SA(b)	103	23,250
Visa, Inc.–Class A	12,140	3,836,726
Wise PLC–Class A(a)	4,466	59,359

		16,576,812

INSURANCE–1.9%
Admiral Group PLC	1,745	57,648
Aegon Ltd.(b)	9,051	53,860
Aflac, Inc.	3,512	363,281
Ageas SA/NV	1,071	52,072
AIA Group Ltd.	73,195	525,750
Allianz SE (REG)	2,625	806,827
Allstate Corp. (The)	1,860	358,589
American International Group, Inc.	4,382	319,010

Aon PLC–Class A	1,519	545,564
Arch Capital Group Ltd.	2,632	243,065
Arthur J Gallagher & Co.	1,541	437,413
ASR Nederland NV	1,063	50,558
Assurant, Inc.	360	76,759
Aviva PLC	17,940	105,148
AXA SA	11,802	420,029
Baloise Holding AG (REG)	292	52,911
Brown & Brown, Inc.	1,667	170,067
Chubb Ltd.	2,634	727,774
Cincinnati Financial Corp.	1,098	157,783
Dai-ichi Life Holdings, Inc.	6,058	161,423
Erie Indemnity Co.–Class A	175	72,140
Everest Group Ltd.	302	109,463
Generali(b)	6,311	178,550
Gjensidige Forsikring ASA	1,341	23,678
Globe Life, Inc.	590	65,797
Hannover Rueck SE	404	101,169
Hartford Financial Services Group, Inc. (The)	2,037	222,848
Helvetia Holding AG (REG)	249	41,069
Insurance Australia Group Ltd.	15,883	83,072
Japan Post Holdings Co., Ltd.	12,878	121,282
Japan Post Insurance Co., Ltd.	1,282	23,548
Legal & General Group PLC	39,519	113,472
Loews Corp.	1,270	107,556
Marsh & McLennan Cos., Inc.	3,450	732,815
Medibank Pvt Ltd.	18,462	43,273
MetLife, Inc.	4,086	334,562
MS&AD Insurance Group Holdings, Inc.	8,612	185,998
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	897	452,592
NN Group NV	1,814	79,106
Phoenix Group Holdings PLC	4,700	29,949
Poste Italiane SpA	3,065	43,348
Principal Financial Group, Inc.	1,478	114,412
Progressive Corp. (The)	4,115	985,995
Prudential Financial, Inc.	2,501	296,444
Prudential PLC	18,066	143,372
QBE Insurance Group Ltd.	10,088	119,804
Sampo Oyj–Class A(b)	3,316	135,442
Sompo Holdings, Inc.	5,999	155,436
Suncorp Group Ltd.	8,526	100,170

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Swiss Life Holding AG (REG)	193	$149,009
Swiss Re AG	2,021	292,711
T&D Holdings, Inc.	3,277	59,981
Talanx AG	433	36,827
Tokio Marine Holdings, Inc.	12,579	451,437
Travelers Cos., Inc. (The)	1,595	384,220
Tryg A/S	2,273	47,947
Unipol Gruppo SpA	2,645	33,032
W R Berkley Corp.	2,115	123,770
Willis Towers Watson PLC	708	221,774
Zurich Insurance Group AG	981	583,465

		13,286,066

		71,090,853

CONSUMER DISCRETIONARY–7.2%
AUTOMOBILE COMPONENTS–0.1%
Aisin Corp.	3,549	39,650
Aptiv PLC(a)	1,869	113,037
BorgWarner, Inc.	1,536	48,829
Bridgestone Corp.	3,822	128,469
Cie Generale des Etablissements Michelin SCA	4,477	147,318
Continental AG	737	49,662
Denso Corp.	12,659	174,530
Sumitomo Electric Industries Ltd.	4,783	85,508

		787,003

AUTOMOBILES–1.7%
Bayerische Motoren Werke AG	1,943	158,918
Bayerische Motoren Werke AG (Preference Shares)	375	28,093
Dr. Ing. h.c. F. Porsche AG (Preference Shares)(c)	763	46,237
Ferrari NV(b)	845	360,560
Ford Motor Co.	27,422	271,478
General Motors Co.	7,725	411,511
Honda Motor Co., Ltd.	30,044	286,043
Isuzu Motors Ltd.(b)	3,821	51,979
Mercedes-Benz Group AG	5,019	279,818
Nissan Motor Co., Ltd.(b)	14,903	45,198
Porsche Automobil Holding SE (Preference Shares)	1,027	38,698
Renault SA	1,289	62,753
Stellantis NV (Milan)	13,169	171,308
Subaru Corp.	3,937	69,954
Suzuki Motor Corp.	10,521	117,881
Tesla, Inc.(a)	19,619	7,922,937

Toyota Motor Corp.	68,830	1,343,922
Volkswagen AG (Preference Shares)	1,382	127,510
Yamaha Motor Co., Ltd.	6,226	54,855

		11,849,653

BROADLINE RETAIL–2.3%
Amazon.com, Inc.(a)	65,743	14,423,357
Cie Financiere Richemont SA (REG)	3,603	545,041
eBay, Inc.	3,365	208,462
Global-e Online Ltd.(a)	672	36,644
Next PLC	798	94,661
Pan Pacific International Holdings Corp.	2,550	69,275
Prosus NV	9,168	364,197
Rakuten Group, Inc.(a)	10,068	54,241
Wesfarmers Ltd.	7,605	335,970

		16,131,848

DISTRIBUTORS–0.0%
D’ieteren Group	144	23,954
Genuine Parts Co.	977	114,075
LKQ Corp.	1,826	67,105
Pool Corp.	267	91,031

		296,165

DIVERSIFIED CONSUMER SERVICES–0.0%
Pearson PLC	4,019	64,446

HOTELS, RESTAURANTS & LEISURE–1.2%
Accor SA	1,307	63,569
Airbnb, Inc.–Class A(a)	3,041	399,618
Amadeus IT Group SA(b)	3,019	213,094
Aristocrat Leisure Ltd.	3,796	160,307
Booking Holdings, Inc.	233	1,157,642
Caesars Entertainment, Inc.(a)	1,493	49,896
Carnival Corp.(a)	7,297	181,841
Chipotle Mexican Grill, Inc.(a)	9,572	577,192
Compass Group PLC	11,372	378,385
Darden Restaurants, Inc.	825	154,019
Delivery Hero SE(a)	1,251	35,143
Domino’s Pizza, Inc.	243	102,002
Entain PLC	4,071	34,947
Evolution AB	1,136	87,604
Expedia Group, Inc.(a)	863	160,803
Galaxy Entertainment Group Ltd.	14,639	61,625
Genting Singapore Ltd.	40,481	22,710
Hilton Worldwide Holdings, Inc.	1,713	423,385
InterContinental Hotels Group PLC	1,067	132,760

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

La Francaise des Jeux SACA	683	$26,303
Las Vegas Sands Corp.	2,445	125,575
Lottery Corp., Ltd. (The)	14,921	45,510
Marriott International, Inc./MD–Class A	1,620	451,883
McDonald’s Corp.	5,034	1,459,306
McDonald’s Holdings Co. Japan Ltd.	578	22,705
MGM Resorts International(a)	1,590	55,093
Norwegian Cruise Line Holdings Ltd.(a)	3,089	79,480
Oriental Land Co., Ltd./Japan	7,304	157,446
Royal Caribbean Cruises Ltd.	1,738	400,939
Sands China Ltd.(a)	16,254	43,278
Sodexo SA	593	48,864
Starbucks Corp.	7,963	726,624
Whitbread PLC	1,203	44,282
Wynn Resorts Ltd.	650	56,004
Yum! Brands, Inc.	1,961	263,088
Zensho Holdings Co., Ltd.	645	36,528

		8,439,450

HOUSEHOLD DURABLES–0.3%
Barratt Redrow PLC	9,240	50,653
Berkeley Group Holdings PLC	685	33,336
DR Horton, Inc.	2,049	286,491
Garmin Ltd.	1,079	222,554
Lennar Corp.–Class A	1,678	228,829
Mohawk Industries, Inc.(a)	368	43,840
NVR, Inc.(a)	22	179,936
Panasonic Holdings Corp.	15,609	159,533
Persimmon PLC	2,144	32,026
PulteGroup, Inc.	1,441	156,925
SEB SA	167	15,092
Sekisui House Ltd.	3,994	95,233
Sony Group Corp.	41,890	882,854
Taylor Wimpey PLC	23,731	36,119

		2,423,421

LEISURE PRODUCTS–0.0%
Bandai Namco Holdings, Inc.	3,976	94,809
Hasbro, Inc.	921	51,493
Shimano, Inc.	511	68,738

		215,040

SPECIALTY RETAIL–1.1%
AutoZone, Inc.(a)	119	381,038
Avolta AG	614	24,648
Best Buy Co., Inc.	1,373	117,803

CarMax, Inc.(a)	1,088	88,955
Fast Retailing Co., Ltd.	1,278	431,123
H & M Hennes & Mauritz AB–Class B(b)	3,797	51,179
Home Depot, Inc. (The)	6,978	2,714,372
Industria de Diseno Textil SA	7,311	374,498
JD Sports Fashion PLC	17,374	20,766
Kingfisher PLC	12,234	38,028
Lowe’s Cos., Inc.	3,985	983,498
Nitori Holdings Co., Ltd.	536	63,512
O’Reilly Automotive, Inc.(a)	406	481,435
Ross Stores, Inc.	2,331	352,610
TJX Cos., Inc. (The)	7,923	957,178
Tractor Supply Co.	3,753	199,134
Ulta Beauty, Inc.(a)	331	143,962
Zalando SE(a)	1,504	50,314
ZOZO, Inc.	905	27,872

		7,501,925

TEXTILES, APPAREL & LUXURY GOODS–0.5%
adidas AG	1,086	267,117
Asics Corp.	4,575	89,248
Deckers Outdoor Corp.(a)	1,067	216,697
Hermes International SCA	212	508,666
Kering SA	499	123,251
Lululemon Athletica, Inc.(a)	794	303,634
LVMH Moet Hennessy Louis Vuitton SE	1,844	1,212,970
Moncler SpA(b)	1,566	82,670
NIKE, Inc.–Class B	8,364	632,904
Pandora A/S	549	100,443
Puma SE	708	32,554
Ralph Lauren Corp.	283	65,367
Swatch Group AG (The) (BR)	194	35,262
Tapestry, Inc.	1,637	106,945

		3,777,728

		51,486,679

HEALTH CARE–6.8%
BIOTECHNOLOGY–0.9%
AbbVie, Inc.	12,414	2,205,968
Amgen, Inc.	3,776	984,177
Argenx SE(a)	401	247,702
Biogen, Inc.(a)	1,024	156,590
CSL Ltd.	3,245	566,093
Genmab A/S(a)	421	87,923
Gilead Sciences, Inc.	8,755	808,699
Grifols SA(a)(b)	2,000	18,900
Incyte Corp.(a)	1,123	77,566
Moderna, Inc.(a)	2,379	98,919
Regeneron Pharmaceuticals, Inc.(a)	740	527,124

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Swedish Orphan Biovitrum AB(a)	1,313	$37,667
Vertex Pharmaceuticals, Inc.(a)	1,809	728,484
Zealand Pharma A/S(a)	429	42,675

		6,588,487

HEALTH CARE EQUIPMENT & SUPPLIES–1.4%
Abbott Laboratories	12,185	1,378,245
Alcon AG	3,349	283,953
Align Technology, Inc.(a)	493	102,795
Baxter International, Inc.	3,587	104,597
Becton Dickinson & Co.	2,031	460,773
BioMerieux	278	29,755
Boston Scientific Corp.(a)	10,354	924,819
Carl Zeiss Meditec AG (BR)	270	12,640
Cochlear Ltd.	439	78,616
Coloplast A/S–Class B	845	92,580
Cooper Cos., Inc. (The)(a)	1,399	128,610
Demant A/S(a)	593	21,826
Dexcom, Inc.(a)	2,744	213,401
DiaSorin SpA	150	15,472
Edwards Lifesciences Corp.(a)	4,143	306,706
EssilorLuxottica SA	1,992	485,908
Fisher & Paykel Healthcare Corp., Ltd.	3,928	84,425
GE Healthcare, Inc.	3,210	250,958
Getinge AB–Class B	1,533	25,147
Hologic, Inc.(a)	1,632	117,651
Hoya Corp.	2,349	291,526
IDEXX Laboratories, Inc.(a)	575	237,728
Insulet Corp.(a)	493	128,708
Intuitive Surgical, Inc.(a)	2,502	1,305,944
Koninklijke Philips NV(a)	5,354	135,624
Medtronic PLC	9,009	719,639
Olympus Corp.	7,884	117,710
ResMed, Inc.	1,031	235,779
Siemens Healthineers AG	1,890	99,805
Smith & Nephew PLC	5,861	72,632
Solventum Corp.(a)	971	64,144
Sonova Holding AG (REG)	340	111,183
STERIS PLC	693	142,453
Straumann Holding AG (REG)	748	94,219
Stryker Corp.	2,410	867,721
Sysmex Corp.	3,370	61,788
Teleflex, Inc.	326	58,022
Terumo Corp.	8,981	173,385
Zimmer Biomet Holdings, Inc.	1,399	147,776

		10,184,663

HEALTH CARE PROVIDERS & SERVICES–1.1%
Amplifon SpA(b)	835	21,516
Cardinal Health, Inc.	1,700	201,059
Cencora, Inc.	1,232	276,806
Centene Corp.(a)	3,547	214,877
Cigna Group (The)	1,954	539,577
CVS Health Corp.	8,840	396,828
DaVita, Inc.(a)	317	47,407
Elevance Health, Inc.	1,629	600,938
Fresenius Medical Care AG	1,377	62,696
Fresenius SE & Co. KGaA(a)	2,831	98,267
HCA Healthcare, Inc.	1,281	384,492
Henry Schein, Inc.(a)	876	60,619
Humana, Inc.	846	214,639
Labcorp Holdings, Inc.	588	134,840
McKesson Corp.	892	508,360
Molina Healthcare, Inc.(a)	402	117,002
Quest Diagnostics, Inc.	784	118,274
Ramsay Health Care Ltd.(b)	1,235	26,354
Sonic Healthcare Ltd.	3,059	51,021
UnitedHealth Group, Inc.	6,465	3,270,385
Universal Health Services, Inc.–Class B	412	73,921

		7,419,878

HEALTH CARE TECHNOLOGY–0.0%
M3, Inc.(b)	2,954	25,596
Pro Medicus Ltd.	385	59,472

		85,068

LIFE SCIENCES TOOLS & SERVICES–0.6%
Agilent Technologies, Inc.	2,019	271,232
Bachem Holding AG	226	14,453
Bio-Techne Corp.	1,116	80,385
Charles River Laboratories International, Inc.(a)(b)	359	66,271
Danaher Corp.	4,516	1,036,648
Eurofins Scientific SE	906	46,208
IQVIA Holdings, Inc.(a)	1,211	237,974
Lonza Group AG (REG)	484	285,675
Mettler-Toledo International, Inc.(a)	148	181,105
QIAGEN NV(a)	1,487	66,653
Revvity, Inc.	855	95,427
Sartorius AG (Preference Shares)	176	39,113
Sartorius Stedim Biotech	196	38,265
Thermo Fisher Scientific, Inc.	2,687	1,397,858
Waters Corp.(a)	417	154,699

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

West Pharmaceutical Services, Inc.	509	$166,728

		4,178,694

PHARMACEUTICALS–2.8%
Astellas Pharma, Inc.	12,114	117,636
AstraZeneca PLC	10,389	1,354,514
Bayer AG (REG)	6,584	131,515
Bristol-Myers Squibb Co.	14,248	805,867
Chugai Pharmaceutical Co., Ltd.	4,496	198,189
Daiichi Sankyo Co., Ltd.	11,782	322,393
Eisai Co., Ltd.	1,687	45,936
Eli Lilly & Co.	5,535	4,273,020
Galderma Group AG(a)	558	61,878
GSK PLC	27,782	468,606
Hikma Pharmaceuticals PLC	1,116	27,824
Ipsen SA	253	28,999
Johnson & Johnson	16,914	2,446,103
Kyowa Kirin Co., Ltd.	1,626	24,452
Merck & Co., Inc.	17,771	1,767,859
Merck KGaA	866	126,023
Novartis AG (REG)	13,208	1,285,894
Novo Nordisk A/S–Class B	21,583	1,862,221
Ono Pharmaceutical Co., Ltd.	2,503	26,060
Orion Oyj–Class B(b)	725	32,127
Otsuka Holdings Co., Ltd.	3,000	163,200
Pfizer, Inc.	39,811	1,056,186
Recordati Industria Chimica e Farmaceutica SpA(b)	701	36,749
Roche Holding AG (BR)	215	64,220
Roche Holding AG (Genusschein)	4,708	1,316,388
Sandoz Group AG	2,744	112,484
Sanofi SA	7,654	744,051
Shionogi & Co., Ltd.	5,061	70,981
Takeda Pharmaceutical Co., Ltd.	10,650	281,930
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	7,592	167,328
UCB SA	847	168,607
Viatris, Inc.	8,385	104,393
Zoetis, Inc.	3,169	516,325

		20,209,958

		48,666,748

INDUSTRIALS–6.6%
AEROSPACE & DEFENSE–1.3%
Airbus SE	3,982	637,641
Axon Enterprise, Inc.(a)	509	302,509
BAE Systems PLC	20,254	290,549
Boeing Co. (The)(a)	5,252	929,604
Dassault Aviation SA	132	26,972

Elbit Systems Ltd.	179	46,936
General Dynamics Corp.	1,813	477,707
General Electric Co.	7,603	1,268,104
Howmet Aerospace, Inc.	2,854	312,142
Huntington Ingalls Industries, Inc.	275	51,967
Kongsberg Gruppen ASA	590	66,379
L3Harris Technologies, Inc.	1,332	280,093
Leonardo SpA	2,713	72,990
Lockheed Martin Corp.	1,482	720,163
Melrose Industries PLC	8,645	59,740
MTU Aero Engines AG	361	120,572
Northrop Grumman Corp.	962	451,457
Rheinmetall AG	292	186,561
Rolls-Royce Holdings PLC(a)	56,999	404,202
RTX Corp.	9,351	1,082,098
Saab AB–Class B	2,147	45,360
Safran SA	2,434	533,308
Singapore Technologies Engineering Ltd.	10,451	35,660
Textron, Inc.	1,303	99,667
Thales SA	621	89,173
TransDigm Group, Inc.	395	500,576

		9,092,130

AIR FREIGHT & LOGISTICS–0.3%
CH Robinson Worldwide, Inc.	830	85,755
Deutsche Post AG	6,836	241,327
DSV A/S	1,370	291,763
Expeditors International of Washington, Inc.	983	108,887
FedEx Corp.	1,579	444,220
InPost SA(a)	1,508	25,745
SG Holdings Co., Ltd.	2,143	20,485
United Parcel Service, Inc.–Class B	5,138	647,902

		1,866,084

BUILDING PRODUCTS–0.4%
A O Smith Corp.	837	57,092
AGC, Inc.	1,310	38,266
Allegion PLC	611	79,845
Assa Abloy AB–Class B	6,717	198,395
Builders FirstSource, Inc.(a)	808	115,487
Carrier Global Corp.	5,882	401,505
Cie de Saint-Gobain SA	3,040	270,139
Daikin Industries Ltd.	1,766	206,058
Geberit AG (REG)	224	127,036
Johnson Controls International PLC	4,671	368,682
Kingspan Group PLC	1,036	75,315
Lennox International, Inc.	225	137,093
Masco Corp.	1,516	110,016

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Nibe Industrier AB–Class B	10,159	$39,701
Otis Worldwide Corp.	2,806	259,864
ROCKWOOL A/S–Class B	63	22,418
TOTO Ltd.	947	22,687
Trane Technologies PLC	1,581	583,942

		3,113,541

COMMERCIAL SERVICES & SUPPLIES–0.3%
Brambles Ltd.	9,334	111,011
Cintas Corp.	2,408	439,942
Copart, Inc.(a)	6,159	353,465
Dai Nippon Printing Co., Ltd.	2,598	36,355
Rentokil Initial PLC	16,917	84,441
Republic Services, Inc.	1,430	287,687
Rollins, Inc.	1,973	91,449
Secom Co., Ltd.	2,810	95,427
Securitas AB–Class B(b)	3,297	40,764
TOPPAN Holdings, Inc.	1,600	42,445
Veralto Corp.	1,737	176,913
Waste Management, Inc.	2,566	517,793

		2,277,692

CONSTRUCTION & ENGINEERING–0.1%
ACS Actividades de Construccion y Servicios SA	1,184	59,333
Bouygues SA	1,271	37,635
Eiffage SA	493	43,232
Ferrovial SE(b)	3,189	133,857
Kajima Corp.	2,654	48,077
Obayashi Corp.	4,347	57,238
Quanta Services, Inc.	1,037	327,744
Skanska AB–Class B	2,281	47,964
Taisei Corp.(b)	1,113	46,633
Vinci SA	3,352	345,110

		1,146,823

ELECTRICAL EQUIPMENT–0.7%
ABB Ltd. (REG)	10,599	572,330
AMETEK, Inc.	1,625	292,922
Eaton Corp. PLC	2,776	921,271
Emerson Electric Co.	4,006	496,464
Fuji Electric Co., Ltd.	899	48,062
Fujikura Ltd.	1,700	69,404
GE Vernova, Inc.	1,938	637,466
Generac Holdings, Inc.(a)	418	64,811
Hubbell, Inc.	377	157,922
Legrand SA	1,757	170,906
Mitsubishi Electric Corp.	12,732	214,989
NIDEC Corp.	5,588	100,370
Prysmian SpA	1,883	120,505
Rockwell Automation, Inc.	793	226,631

Schneider Electric SE	3,665	912,423
Siemens Energy AG(a)	4,285	227,412
Vestas Wind Systems A/S(a)	6,767	92,822

		5,326,710

GROUND TRANSPORTATION–0.5%
Central Japan Railway Co.	5,171	97,037
CSX Corp.	13,547	437,162
East Japan Railway Co.	6,075	107,594
Grab Holdings Ltd.–Class A(a)	14,160	66,835
Hankyu Hanshin Holdings, Inc.	1,532	39,931
JB Hunt Transport Services, Inc.	560	95,570
MTR Corp., Ltd.	10,418	36,190
Norfolk Southern Corp.	1,589	372,938
Old Dominion Freight Line, Inc.	1,320	232,848
Tokyu Corp.	3,546	37,789
Uber Technologies, Inc.(a)	14,793	892,314
Union Pacific Corp.	4,259	971,222
West Japan Railway Co.	2,940	52,073

		3,439,503

INDUSTRIAL CONGLOMERATES–0.5%
3M Co.	3,826	493,898
CK Hutchison Holdings Ltd.	17,948	95,420
DCC PLC	663	42,482
Hikari Tsushin, Inc.(b)	118	25,612
Hitachi Ltd.	31,039	760,146
Honeywell International, Inc.	4,568	1,031,866
Investment AB Latour–Class B	993	24,769
Jardine Matheson Holdings Ltd.	1,070	43,799
Keppel Ltd.	9,750	48,849
Lifco AB–Class B	1,563	45,302
Sekisui Chemical Co., Ltd.	2,529	43,302
Siemens AG (REG)	5,093	993,108
Smiths Group PLC	2,310	49,528
Swire Pacific Ltd.–Class A	2,777	25,114

		3,723,195

MACHINERY–1.2%
Alfa Laval AB	1,939	81,157
Alstom SA(a)	2,320	51,766
Atlas Copco AB–Class A	18,001	274,725
Atlas Copco AB–Class B	10,460	141,325
Caterpillar, Inc.	3,392	1,230,482

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Cummins, Inc.	964	$336,050
Daifuku Co., Ltd.	2,161	44,398
Daimler Truck Holding AG	3,309	126,742
Deere & Co.	1,788	757,576
Dover Corp.	964	180,846
Epiroc AB–Class A	4,418	76,995
Epiroc AB–Class B	2,614	40,781
FANUC Corp.	6,330	165,358
Fortive Corp.	2,437	182,775
GEA Group AG	1,040	51,660
Hitachi Construction Machinery Co., Ltd.(b)	720	15,958
Hoshizaki Corp.	727	28,585
IDEX Corp.	532	111,342
Illinois Tool Works, Inc.	1,888	478,721
Indutrade AB	1,832	45,904
Ingersoll Rand, Inc.	2,831	256,092
Knorr-Bremse AG	486	35,275
Komatsu Ltd.	5,893	160,539
Kone Oyj–Class B	2,278	111,053
Kubota Corp.	6,295	72,926
Makita Corp.	1,593	48,442
Metso Oyj(b)	4,168	38,802
MINEBEA MITSUMI, Inc.	2,430	38,924
Mitsubishi Heavy Industries Ltd.	21,455	299,167
Nordson Corp.	382	79,930
PACCAR, Inc.	3,789	394,132
Parker-Hannifin Corp.	904	574,971
Pentair PLC	1,161	116,843
Rational AG	34	29,121
Sandvik AB	7,145	128,120
Schindler Holding AG	273	75,425
Schindler Holding AG (REG)	157	42,830
SKF AB–Class B	2,285	42,888
SMC Corp.	383	148,727
Snap-on, Inc.	369	125,268
Spirax Group PLC	493	42,172
Stanley Black & Decker, Inc.	1,083	86,954
Techtronic Industries Co., Ltd.	9,200	120,943
Toyota Industries Corp.	1,081	86,940
Trelleborg AB–Class B	1,428	48,867
VAT Group AG(c)	181	68,439
Volvo AB–Class A	1,342	32,800
Volvo AB–Class B	10,646	258,721
Wartsila OYJ Abp	3,372	59,761
Westinghouse Air Brake Technologies Corp.	1,208	229,025
Xylem, Inc./NY	1,707	198,046
Yangzijiang Shipbuilding Holdings Ltd.	17,000	37,159

		8,512,448

MARINE TRANSPORTATION–0.1%
AP Moller–Maersk A/S–Class A	20	32,177
AP Moller–Maersk A/S–Class B	31	51,577
Kawasaki Kisen Kaisha Ltd.	2,531	36,008
Kuehne + Nagel International AG (REG)	324	74,340
Mitsui OSK Lines Ltd.	2,304	80,175
Nippon Yusen KK(b)	2,886	96,056
SITC International Holdings Co., Ltd.	8,980	23,813

		394,146

PASSENGER AIRLINES–0.1%
ANA Holdings, Inc.	1,069	19,402
Delta Air Lines, Inc.	4,504	272,492
Deutsche Lufthansa AG (REG)	4,022	25,848
Japan Airlines Co., Ltd.	965	15,213
Qantas Airways Ltd.(a)	5,137	28,438
Singapore Airlines Ltd.(b)	9,966	46,984
Southwest Airlines Co.(b)	4,213	141,641
United Airlines Holdings, Inc.(a)	2,310	224,301

		774,319

PROFESSIONAL SERVICES–0.6%
Adecco Group AG (REG)	1,129	27,889
Automatic Data Processing, Inc.	2,862	837,793
Broadridge Financial Solutions, Inc.	821	185,620
Bureau Veritas SA	2,130	64,710
Computershare Ltd.	3,555	74,678
Dayforce, Inc.(a)(b)	1,108	80,485
Equifax, Inc.	871	221,974
Experian PLC	6,163	264,885
Intertek Group PLC	1,082	63,924
Jacobs Solutions, Inc.	873	116,650
Leidos Holdings, Inc.	937	134,984
Paychex, Inc.	2,250	315,495
Paycom Software, Inc.	342	70,100
Randstad NV(b)	728	30,651
Recruit Holdings Co., Ltd.	9,440	656,155
RELX PLC (London)	12,489	565,864
SGS SA (REG)	1,016	101,922
Teleperformance SE	366	31,393
Verisk Analytics, Inc.	992	273,227
Wolters Kluwer NV	1,598	265,499

		4,383,898

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TRADING COMPANIES & DISTRIBUTORS–0.4%
AddTech AB	1,742	$47,466
AerCap Holdings NV	1,302	124,601
Ashtead Group PLC	2,931	181,335
Beijer Ref AB	2,580	38,076
Brenntag SE	871	52,381
Bunzl PLC	2,251	92,685
Fastenal Co.	4,025	289,438
ITOCHU Corp.	7,957	391,280
Marubeni Corp.	9,538	143,152
Mitsubishi Corp.	22,381	366,192
Mitsui & Co., Ltd.	16,926	351,030
MonotaRO Co., Ltd.	1,678	28,516
Reece Ltd.	1,516	20,943
Rexel SA	1,499	38,179
SGH Ltd.	1,364	38,802
Sumitomo Corp.	7,259	157,093
Toyota Tsusho Corp.	4,266	75,442
United Rentals, Inc.	461	324,747
WW Grainger, Inc.	311	327,809

		3,089,167

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA	503	102,661
Aeroports de Paris SA	232	26,862
Auckland International Airport Ltd.	10,146	49,387
Getlink SE	2,028	32,338
Transurban Group	20,799	171,904

		383,152

		47,522,808

COMMUNICATION SERVICES–5.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	50,407	1,147,767
BT Group PLC(b)	43,361	78,157
Cellnex Telecom SA(a)(b)	3,551	112,164
Charter Communications, Inc.–Class A(a)	679	232,741
Comcast Corp.–Class A	26,816	1,006,405
Deutsche Telekom AG (REG)	23,393	700,926
Elisa Oyj	954	41,307
HKT Trust & HKT Ltd.–Class SS	25,371	31,334
Infrastrutture Wireless Italiane SpA	2,253	22,887
Koninklijke KPN NV	26,061	95,030
Nippon Telegraph & Telephone Corp.	200,242	200,015
Orange SA	12,478	124,503

Singapore Telecommunications Ltd.	49,850	112,303
Swisscom AG (REG)	174	96,840
Telecom Italia SpA/Milano(a)(b)	66,799	17,072
Telefonica SA(b)	26,598	108,543
Telenor ASA	4,128	46,057
Telia Co. AB	15,816	43,960
Telstra Group Ltd.	27,110	67,187
Verizon Communications, Inc.	29,573	1,182,624
Washington H Soul Pattinson & Co., Ltd.(b)	1,602	33,863

		5,501,685

ENTERTAINMENT–0.9%
Bollore SE	4,780	29,392
Capcom Co., Ltd.	2,319	50,446
CTS Eventim AG & Co. KGaA	418	35,336
Electronic Arts, Inc.	1,677	245,345
Konami Group Corp.	672	62,879
Live Nation Entertainment, Inc.(a)	1,102	142,709
Netflix, Inc.(a)	3,003	2,676,634
Nexon Co., Ltd.	2,252	33,499
Nintendo Co., Ltd.	6,955	405,072
Sea Ltd. (ADR)(a)	2,481	263,234
Spotify Technology SA(a)	1,027	459,459
Take-Two Interactive Software, Inc.(a)	1,147	211,140
Toho Co., Ltd./Tokyo	749	29,271
Universal Music Group NV(b)	5,516	141,094
Walt Disney Co. (The)	12,722	1,416,595
Warner Bros Discovery, Inc.(a)	15,683	165,769

		6,367,874

INTERACTIVE MEDIA & SERVICES–3.3%
Alphabet, Inc.–Class A	41,047	7,770,197
Alphabet, Inc.–Class C	33,434	6,367,171
Auto Trader Group PLC	5,999	59,359
CAR Group Ltd.	2,531	56,325
LY Corp.	19,194	50,751
Match Group, Inc.(a)	1,764	57,700
Meta Platforms, Inc.–Class A	15,315	8,967,086
REA Group Ltd.(b)	354	50,928
Scout24 SE	503	44,384
SEEK Ltd.(b)	2,392	33,287

		23,457,188

MEDIA–0.1%
Dentsu Group, Inc.	1,356	32,586
Fox Corp.–Class A	1,554	75,493
Fox Corp.–Class B	927	42,401

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Informa PLC	8,914	$88,905
Interpublic Group of Cos., Inc. (The)	2,617	73,328
News Corp.–Class A	2,662	73,311
News Corp.–Class B(b)	787	23,948
Omnicom Group, Inc.	1,382	118,907
Paramount Global–Class B	4,180	43,723
Publicis Groupe SA	1,534	163,309
WPP PLC	7,230	74,526

		810,437

WIRELESS TELECOMMUNICATION SERVICES–0.2%
KDDI Corp.	10,271	327,138
SoftBank Corp.	191,670	241,952
SoftBank Group Corp.	6,388	365,047
T-Mobile US, Inc.	3,424	755,780
Tele2 AB–Class B	3,664	36,180
Vodafone Group PLC	148,889	127,014

		1,853,111

		37,990,295

CONSUMER STAPLES–4.0%
BEVERAGES–0.8%
Anheuser-Busch InBev SA/NV	6,022	301,485
Asahi Group Holdings Ltd.	9,672	101,466
Brown-Forman Corp.–Class B	1,279	48,576
Carlsberg AS–Class B	640	61,467
Coca-Cola Co. (The)	27,236	1,695,713
Coca-Cola Europacific Partners PLC	1,388	106,612
Coca-Cola HBC AG–Class DI	1,456	49,740
Constellation Brands, Inc.–Class A	1,097	242,437
Davide Campari-Milano NV(b)	4,127	25,829
Diageo PLC	14,913	473,903
Heineken Holding NV	869	52,101
Heineken NV(b)	1,930	137,549
Keurig Dr Pepper, Inc.	7,909	254,037
Kirin Holdings Co., Ltd.	5,200	67,517
Molson Coors Beverage Co.–Class B	1,227	70,332
Monster Beverage Corp.(a)	4,919	258,543
PepsiCo, Inc.	9,638	1,465,554
Pernod Ricard SA	1,358	153,436
Suntory Beverage & Food Ltd.	930	29,548
Treasury Wine Estates Ltd.	5,440	38,106

		5,633,951

CONSUMER STAPLES DISTRIBUTION & RETAIL–1.2%
Aeon Co., Ltd.	4,377	102,437
Carrefour SA	3,636	51,750
Coles Group Ltd.(b)	8,982	104,852
Costco Wholesale Corp.	3,113	2,852,349
Dollar General Corp.	1,545	117,142
Dollar Tree, Inc.(a)(b)	1,420	106,415
Endeavour Group Ltd./Australia(b)	10,206	26,477
J Sainsbury PLC	11,852	40,500
Jeronimo Martins SGPS SA	1,898	36,273
Kesko Oyj–Class B(b)	1,831	34,546
Kobe Bussan Co., Ltd.	1,007	22,013
Koninklijke Ahold Delhaize NV	6,228	203,151
Kroger Co. (The)	4,676	285,937
Marks & Spencer Group PLC	13,749	64,389
MatsukiyoCocokara & Co.	2,197	31,986
Seven & i Holdings Co., Ltd.	14,820	232,342
Sysco Corp.	3,451	263,863
Target Corp.	3,236	437,442
Tesco PLC	45,920	211,202
Walgreens Boots Alliance, Inc.	5,042	47,042
Walmart, Inc.	30,493	2,755,043
Woolworths Group Ltd.	8,187	154,330

		8,181,481

FOOD PRODUCTS–0.7%
Ajinomoto Co., Inc.	3,107	126,489
Archer-Daniels-Midland Co.	3,359	169,697
Associated British Foods PLC	2,238	57,088
Barry Callebaut AG (REG)	24	31,955
Bunge Global SA	981	76,283
Chocoladefabriken Lindt & Spruengli AG	7	77,650
Chocoladefabriken Lindt & Spruengli AG (REG)	1	109,894
Conagra Brands, Inc.	3,353	93,046
Danone SA	4,327	292,417
General Mills, Inc.	3,900	248,703
Hershey Co. (The)	1,038	175,785
Hormel Foods Corp.	2,042	64,057
J M Smucker Co. (The)	748	82,370
JDE Peet’s NV	817	14,037
Kellanova	1,889	152,952
Kerry Group PLC–Class A	1,026	98,954
Kikkoman Corp.	4,542	50,435
Kraft Heinz Co. (The)	6,201	190,433

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Lamb Weston Holdings, Inc.	1,002	$66,964
Lotus Bakeries NV	3	33,579
McCormick & Co., Inc./MD (Non-Voting)	1,772	135,097
MEIJI Holdings Co., Ltd.	1,571	31,960
Mondelez International, Inc.–Class A	9,394	561,104
Mowi ASA	3,120	53,471
Nestle SA (REG)	17,558	1,440,514
Nissin Foods Holdings Co., Ltd.	1,342	32,421
Orkla ASA	4,699	40,652
Salmar ASA	443	21,055
The Campbell’s Company	1,380	57,794
Tyson Foods, Inc.–Class A	2,008	115,339
WH Group Ltd.	55,829	43,024
Wilmar International Ltd.	12,860	29,189
Yakult Honsha Co., Ltd.	1,717	32,524

		4,806,932

HOUSEHOLD PRODUCTS–0.6%
Church & Dwight Co., Inc.	1,721	180,206
Clorox Co. (The)	870	141,297
Colgate-Palmolive Co.	5,740	521,823
Essity AB–Class B	4,087	109,232
Henkel AG & Co. KGaA	697	53,716
Henkel AG & Co. KGaA (Preference Shares)	1,134	99,493
Kimberly-Clark Corp.	2,343	307,027
Procter & Gamble Co. (The)	16,544	2,773,601
Reckitt Benckiser Group PLC	4,633	280,439
Unicharm Corp.	7,503	61,855

		4,528,689

PERSONAL CARE PRODUCTS–0.3%
Beiersdorf AG	665	85,416
Estee Lauder Cos., Inc. (The)–Class A	1,640	122,967
Haleon PLC	51,573	243,175
Kao Corp.	3,118	126,159
Kenvue, Inc.	13,469	287,563
L’Oreal SA	1,610	569,945
Shiseido Co., Ltd.	2,677	47,338
Unilever PLC (London)	16,637	945,324

		2,427,887

TOBACCO–0.4%
Altria Group, Inc.	11,906	622,565
British American Tobacco PLC	13,353	481,839
Imperial Brands PLC	5,376	171,918
Japan Tobacco, Inc.	8,033	206,069

Philip Morris International, Inc.	10,923	1,314,583

		2,796,974

		28,375,914

ENERGY–2.1%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.	6,952	285,171
Halliburton Co.	6,172	167,817
Schlumberger NV	9,921	380,371
Tenaris SA	2,728	51,500

		884,859

OIL, GAS & CONSUMABLE FUELS–2.0%
Aker BP ASA	2,118	41,637
APA Corp.(b)	2,599	60,011
BP PLC	108,404	535,837
Chevron Corp.	11,741	1,700,566
ConocoPhillips	9,087	901,158
Coterra Energy, Inc.	5,175	132,169
Devon Energy Corp.	4,615	151,049
Diamondback Energy, Inc.	1,313	215,109
ENEOS Holdings, Inc.	18,288	95,942
Eni SpA	15,408	210,756
EOG Resources, Inc.	3,951	484,314
EQT Corp.	4,192	193,293
Equinor ASA	5,615	133,182
Exxon Mobil Corp.	30,876	3,321,331
Galp Energia SGPS SA	3,116	51,647
Hess Corp.	1,942	258,305
Idemitsu Kosan Co., Ltd.	6,026	39,693
Inpex Corp.	5,921	74,495
Kinder Morgan, Inc.	13,578	372,037
Marathon Petroleum Corp.	2,258	314,991
Neste Oyj(b)	2,836	35,890
Occidental Petroleum Corp.	4,746	234,500
OMV AG	987	38,278
ONEOK, Inc.	4,104	412,042
Phillips 66	2,901	330,511
Repsol SA	7,890	96,005
Santos Ltd.	21,764	90,123
Shell PLC	41,577	1,295,996
Targa Resources Corp.	1,532	273,462
Texas Pacific Land Corp.	132	145,987
TotalEnergies SE	14,462	805,748
Valero Energy Corp.	2,224	272,640
Williams Cos., Inc. (The)	8,564	463,484
Woodside Energy Group Ltd.(b)	12,725	197,046

		13,979,234

		14,864,093

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–1.9%
CHEMICALS–1.0%
Air Liquide SA	3,875	$629,919
Air Products and Chemicals, Inc.	1,562	453,042
Akzo Nobel NV(b)	1,145	68,726
Albemarle Corp.	826	71,102
Arkema SA	377	28,687
Asahi Kasei Corp.	8,398	57,864
BASF SE	5,982	262,317
Celanese Corp.	768	53,153
CF Industries Holdings, Inc.	1,223	104,346
Clariant AG (REG)	1,446	16,139
Corteva, Inc.	4,828	275,003
Covestro AG(a)	1,204	72,335
Croda International PLC	889	37,602
Dow, Inc.	4,918	197,359
DSM-Firmenich AG	1,246	125,951
DuPont de Nemours, Inc.	2,936	223,870
Eastman Chemical Co.	814	74,334
Ecolab, Inc.	1,770	414,746
EMS-Chemie Holding AG (REG)	47	31,714
Evonik Industries AG	1,718	29,862
FMC Corp.	877	42,631
Givaudan SA (REG)	62	271,026
ICL Group Ltd.	5,190	25,633
IMCD NV(b)	382	56,769
International Flavors & Fragrances, Inc.	1,805	152,613
Linde PLC	3,345	1,400,451
LyondellBasell Industries NV–Class A	1,825	135,543
Mitsubishi Chemical Group Corp.	9,075	45,834
Mitsui Chemicals, Inc.	1,142	24,929
Mosaic Co. (The)	2,232	54,863
Nippon Paint Holdings Co., Ltd.	6,347	40,979
Nippon Sanso Holdings Corp.	1,159	32,160
Nitto Denko Corp.	4,730	79,080
Novonesis (Novozymes) B	2,361	133,790
Orica Ltd.	3,316	33,994
PPG Industries, Inc.	1,630	194,704
Sherwin-Williams Co. (The)	1,628	553,406
Shin-Etsu Chemical Co., Ltd.	12,060	397,222
Sika AG (REG)	1,022	243,856
Syensqo SA(b)	497	36,296
Symrise AG	890	94,939
Toray Industries, Inc.	9,283	58,779
Yara International ASA	1,110	29,384

		7,366,952

CONSTRUCTION MATERIALS–0.2%
Heidelberg Materials AG	915	113,060
Holcim AG	3,493	336,323
James Hardie Industries PLC(a)	2,878	88,702
Martin Marietta Materials, Inc.	429	221,579
Vulcan Materials Co.	928	238,710

		998,374

CONTAINERS & PACKAGING–0.1%
Amcor PLC	10,154	95,549
Avery Dennison Corp.	564	105,541
Ball Corp.	2,097	115,608
International Paper Co.	2,441	131,375
Packaging Corp. of America	630	141,832
SIG Group AG	2,050	40,534
Smurfit WestRock PLC	3,471	186,948

		817,387

METALS & MINING–0.5%
Anglo American PLC	8,516	251,794
Antofagasta PLC	2,644	52,376
ArcelorMittal SA	3,144	73,049
BHP Group Ltd.	34,005	829,544
BlueScope Steel Ltd.	2,941	34,007
Boliden AB	1,834	51,599
Endeavour Mining PLC	1,228	21,935
Fortescue Ltd.	11,348	127,785
Freeport-McMoRan, Inc.	10,095	384,418
Glencore PLC(a)	69,502	306,099
JFE Holdings, Inc.	3,852	43,374
Mineral Resources Ltd.	1,186	25,030
Newmont Corp. (New York)	7,998	297,686
Nippon Steel Corp.	6,096	122,503
Norsk Hydro ASA	9,427	51,855
Northern Star Resources Ltd.	7,704	73,197
Nucor Corp.	1,650	192,571
Rio Tinto Ltd.(b)	2,488	180,412
Rio Tinto PLC	7,557	446,090
South32 Ltd.	30,356	63,674
Steel Dynamics, Inc.	995	113,500
Sumitomo Metal Mining Co., Ltd.(b)	1,654	37,709

		3,780,207

PAPER & FOREST PRODUCTS–0.1%
Holmen AB–Class B	511	18,744
Mondi PLC	2,959	44,053
Stora Enso Oyj–Class R(b)	3,902	39,270
Svenska Cellulosa AB SCA–Class B	4,066	51,571

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

UPM-Kymmene Oyj(b)	3,577	$98,366

		252,004

		13,214,924

UTILITIES–1.6%
ELECTRIC UTILITIES–1.0%
Acciona SA(b)	165	18,568
Alliant Energy Corp.	1,803	106,629
American Electric Power Co., Inc.	3,741	345,032
BKW AG	142	23,527
Chubu Electric Power Co., Inc.	4,313	45,248
CK Infrastructure Holdings Ltd.	4,216	31,297
CLP Holdings Ltd.	10,993	92,202
Constellation Energy Corp.	2,197	491,491
Duke Energy Corp.	5,427	584,705
Edison International	2,720	217,165
EDP SA	21,035	67,291
Elia Group SA/NV(b)	197	15,158
Endesa SA	2,129	45,783
Enel SpA	54,508	388,978
Entergy Corp.	3,012	228,370
Evergy, Inc.	1,616	99,465
Eversource Energy	2,574	147,825
Exelon Corp.	7,059	265,701
FirstEnergy Corp.	3,603	143,327
Fortum Oyj(b)	3,008	42,111
Iberdrola SA	40,525	558,443
Kansai Electric Power Co., Inc. (The)(b)	4,713	52,238
Mercury NZ Ltd.	4,691	15,349
NextEra Energy, Inc.	14,447	1,035,705
NRG Energy, Inc.	1,423	128,383
Origin Energy Ltd.	11,544	77,761
PG&E Corp.	15,358	309,924
Pinnacle West Capital Corp.	799	67,731
Power Assets Holdings Ltd.	9,273	64,581
PPL Corp.	5,184	168,273
Redeia Corp. SA	2,720	46,448
Southern Co. (The)	7,697	633,617
SSE PLC	7,400	148,329
Terna–Rete Elettrica Nazionale(b)	9,431	74,522
Tokyo Electric Power Co. Holdings, Inc.(a)	10,220	30,549
Verbund AG	456	33,064
Xcel Energy, Inc.	4,034	272,376

		7,117,166

GAS UTILITIES–0.1%
APA Group	8,681	37,373
Atmos Energy Corp.	1,091	151,943
Hong Kong & China Gas Co., Ltd.	74,951	59,720
Osaka Gas Co., Ltd.	2,469	54,001

Snam SpA(b)	13,518	59,922
Tokyo Gas Co., Ltd.	2,312	64,058

		427,017

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp. (The)	4,995	64,286
EDP Renovaveis SA(b)	2,091	21,718
Meridian Energy Ltd.	8,738	28,893
Orsted AS(a)	1,127	50,888
RWE AG	4,237	126,532
Vistra Corp.	2,394	330,061

		622,378

MULTI-UTILITIES–0.4%
Ameren Corp.	1,875	167,138
CenterPoint Energy, Inc.	4,578	145,260
Centrica PLC	34,568	57,672
CMS Energy Corp.	2,099	139,898
Consolidated Edison, Inc.	2,434	217,186
Dominion Energy, Inc.	5,901	317,828
DTE Energy Co.	1,455	175,691
E.ON SE	15,046	175,257
Engie SA	12,240	194,119
National Grid PLC	32,745	389,019
NiSource, Inc.	3,279	120,536
Public Service Enterprise Group, Inc.	3,500	295,715
Sembcorp Industries Ltd.	5,983	24,204
Sempra	4,450	390,354
Veolia Environnement SA	4,715	132,291
WEC Energy Group, Inc.(b)	2,222	208,957

		3,151,125

WATER UTILITIES–0.0%
American Water Works Co., Inc.	1,369	170,427
Severn Trent PLC	1,811	56,779
United Utilities Group PLC	4,571	60,130

		287,336

		11,605,022

REAL ESTATE–1.3%
DIVERSIFIED REITs–0.0%
Covivio SA/France	374	18,956
GPT Group (The)	12,841	34,592
Land Securities Group PLC	4,744	34,645
Mirvac Group(b)	26,452	30,592
Stockland	16,003	47,466

		166,251

HEALTH CARE REITs–0.1%
Alexandria Real Estate Equities, Inc.	1,093	106,622

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Healthpeak Properties, Inc.	4,914	$99,607
Ventas, Inc.	2,947	173,549
Welltower, Inc.	4,156	523,780

		903,558

HOTEL & RESORT REITs–0.0%
Host Hotels & Resorts, Inc.	4,911	86,041

INDUSTRIAL REITs–0.2%
CapitaLand Ascendas REIT	25,020	46,987
Goodman Group	11,530	253,452
Prologis, Inc.	6,506	687,684
Segro PLC(b)	8,612	75,536
Warehouses De Pauw CVA(b)	1,210	23,787

		1,087,446

OFFICE REITS–0.0%
BXP, Inc.	1,022	75,996
Gecina SA	308	28,855
Japan Real Estate Investment Corp.	45	30,877
Nippon Building Fund, Inc.(b)	51	39,674

		175,402

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.2%
Azrieli Group Ltd.	285	23,522
CapitaLand Investment Ltd./Singapore	15,674	30,048
CBRE Group, Inc.–Class A(a)	2,113	277,416
CK Asset Holdings Ltd.	12,887	52,597
CoStar Group, Inc.(a)	2,880	206,179
Daito Trust Construction Co., Ltd.	392	43,823
Daiwa House Industry Co., Ltd.	3,951	121,300
Fastighets AB Balder–Class B(a)	4,443	30,922
Henderson Land Development Co., Ltd.	9,723	29,475
Hongkong Land Holdings Ltd.	7,386	32,889
Hulic Co., Ltd.	2,570	22,322
LEG Immobilien SE	499	42,324
Mitsubishi Estate Co., Ltd.	7,259	100,768
Mitsui Fudosan Co., Ltd.	17,875	142,952
Sagax AB–Class B	1,473	30,229
Sino Land Co., Ltd.	26,057	26,293
Sumitomo Realty & Development Co., Ltd.	2,112	65,681

Sun Hung Kai Properties Ltd.	9,699	92,289
Swiss Prime Site AG (REG)	518	56,459
Unibail-Rodamco-Westfield(a)	794	59,800
Vonovia SE	4,963	151,088
Wharf Holdings Ltd. (The)	7,160	20,090
Wharf Real Estate Investment Co., Ltd.	11,179	28,434

		1,686,900

RESIDENTIAL REITs–0.1%
AvalonBay Communities, Inc.	998	219,530
Camden Property Trust	749	86,914
Equity Residential	2,399	172,152
Essex Property Trust, Inc.	451	128,733
Invitation Homes, Inc.	4,002	127,944
Mid-America Apartment Communities, Inc.	821	126,902
UDR, Inc.	2,109	91,552

		953,727

RETAIL REITs–0.2%
CapitaLand Integrated Commercial Trust	39,468	55,658
Federal Realty Investment Trust	537	60,117
Kimco Realty Corp.	4,736	110,964
Klepierre SA	1,442	41,529
Link REIT	17,296	72,738
Realty Income Corp.	6,148	328,365
Regency Centers Corp.	1,148	84,872
Scentre Group	34,869	73,812
Simon Property Group, Inc.	2,155	371,113
Vicinity Ltd.	25,940	33,619

		1,232,787

SPECIALIZED REITs–0.5%
American Tower Corp.	3,283	602,135
Crown Castle, Inc.	3,053	277,090
Digital Realty Trust, Inc.	2,191	388,530
Equinix, Inc.	678	639,280
Extra Space Storage, Inc.	1,489	222,754
Iron Mountain, Inc.	2,062	216,737
Public Storage	1,107	331,480
SBA Communications Corp.	755	153,869
VICI Properties, Inc.	7,406	216,329
Weyerhaeuser Co.	5,104	143,678

		3,191,882

		9,483,994

Total Common Stocks (cost $357,683,865)		457,379,723

16

AB Variable Products Series Fund

Company		Principal Amount (000)	U.S. $ Value

GOVERNMENTS–TREASURIES–2.7%
JAPAN–2.7%
Japan Government Ten Year Bond Series 374 0.80%, 03/20/2034	JPY	1,260,000	$7,855,971
Japan Government Twenty Year Bond Series 188 1.60%, 03/20/2044		1,367,000	8,353,083
Japan Government Thirty Year Bond Series 82 1.80%, 03/20/2054		504,000	2,908,847

Total Governments–Treasuries (cost $19,487,808)			19,117,901

		Notional Amount
PURCHASED OPTIONS–PUTS–0.1%
OPTIONS ON INDICES–0.1%
Euro STOXX 50 Index Expiration: Jan 2025; Contracts: 340; Exercise Price: EUR 4,725.00; Counterparty: Morgan Stanley & Co., Inc.(a)	EUR	16,065,000	69,910
FTSE 100 Index Expiration: Jan 2025; Contracts: 59; Exercise Price: GBP 7,850.00; Counterparty: Morgan Stanley & Co., Inc.(a)	GBP	4,631,500	7,940
Nikkei 225 Index Expiration: Jan 2025; Contracts: 46; Exercise Price: JPY 38,875.00; Counterparty: Morgan Stanley & Co., Inc.(a)	JPY	1,788,250,000	39,467

S&P 500 Index Expiration: Jan 2025; Contracts: 190; Exercise Price: USD 5,720.00; Counterparty: Morgan Stanley & Co., Inc.(a)	USD	108,680,000	381,900

Total Purchased Options–Puts (premiums paid $1,047,455)			499,217

		Shares
SHORT-TERM INVESTMENTS–31.3%
INVESTMENT COMPANIES–31.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(d)(e)(f) (cost $223,884,798)		223,884,798	223,884,798

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–98.0% (cost $602,103,926)			700,881,639

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(d)(e)(f) (cost $2,321,175)		2,321,175	2,321,175

TOTAL INVESTMENTS–98.3% (cost $604,425,101)			703,202,814
Other assets less liabilities–1.7%			12,516,173

NET ASSETS–100.0%			$715,718,987

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	85	March 2025	$7,250,235	$131,721
Euro STOXX 50 Index Futures	118	March 2025	5,966,059	(56,172)
Euro-BTP Futures	123	March 2025	15,286,594	(318,716)
Euro-Bund Futures	109	March 2025	15,066,393	(362,575)
Euro-OAT Futures	152	March 2025	19,429,226	(379,660)
Long Gilt Futures	155	March 2025	17,931,649	(495,014)
MSCI EAFE Futures	4	March 2025	453,500	(10,568)
Nikkei 225 (CME) Futures	9	March 2025	1,776,825	7,498
OMXS 30 Index Futures	14	January 2025	314,194	(7,797)
S&P Mid 400 E-Mini Futures	13	March 2025	4,090,710	(221,366)
S&P/TSX 60 Index Futures	52	March 2025	10,744,749	(261,815)
TOPIX Index Futures	27	March 2025	4,781,563	87,234
U.S. Long Bond (CBT) Futures	266	March 2025	30,282,437	(702,719)
U.S. T-Note 2 Yr (CBT) Futures	110	March 2025	22,617,031	(5,319)
U.S. T-Note 5 Yr (CBT) Futures	760	March 2025	80,791,563	(452,316)
U.S. T-Note 10 Yr (CBT) Futures	4	March 2025	435,000	(4,350)
U.S. Ultra Bond (CBT) Futures	118	March 2025	14,030,937	(453,743)

Sold Contracts
FTSE 100 Index Futures	25	March 2025	2,560,291	21,139
MSCI Singapore IX ETS Futures	11	January 2025	300,805	625
S&P 500 E-Mini Futures	49	March 2025	14,542,588	344,084
SPI 200 Futures	13	March 2025	1,639,042	25,031
U.S. 10 Yr Ultra Futures	70	March 2025	7,791,875	169,492

				$(2,945,306)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)			Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	TWD	35,939	USD	1,113		02/27/2025	$19,239
Barclays Bank PLC	GBP	14,227	USD	18,303		01/16/2025	493,492
Barclays Bank PLC	KRW	833,868	USD	597		01/17/2025	32,659
Barclays Bank PLC	USD	596	KRW	836,810		01/17/2025	(29,217)
Barclays Bank PLC	CAD	4,687	USD	3,362		02/05/2025	97,008
Citibank, NA	USD	1,127	TWD	36,270		02/27/2025	(22,728)
Deutsche Bank AG	JPY	5,494,833	USD	36,055		02/21/2025	946,209
Goldman Sachs Bank USA	USD	5,932	CAD	8,199		02/05/2025	(221,469)
Morgan Stanley Capital Services, Inc.	SEK	40,747	USD	3,704		02/05/2025	14,550
Morgan Stanley Capital Services, Inc.	EUR	36,895	USD	38,811		02/27/2025	503,698
Standard Chartered Bank	SGD	1,930	USD	1,436		02/14/2025	20,035
State Street Bank & Trust Co.	CNH	2	USD	0	*	01/23/2025	4
State Street Bank & Trust Co.	NOK	7,823	USD	708		02/05/2025	20,591
State Street Bank & Trust Co.	NZD	310	USD	181		02/05/2025	7,733
UBS AG	AUD	7,281	USD	4,732		02/05/2025	224,995
UBS AG	CHF	7,416	USD	8,365		02/27/2025	146,118

							$2,252,917

18

AB Variable Products Series Fund

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(g)	Morgan Stanley & Co., Inc.	340	EUR	4,525.00	January 2025	EUR	15,385	$50,935	$(21,660)
FTSE 100 Index(g)	Morgan Stanley & Co., Inc.	59	GBP	7,500.00	January 2025	GBP	4,425	9,559	(4,616)
Nikkei 225 Index(h)	Morgan Stanley & Co., Inc.	46	JPY	37,250.00	January 2025	JPY	1,713,500	47,620	(8,771)
S&P 500 Index(i)	Morgan Stanley & Co., Inc.	190	USD	5,480.00	January 2025	USD	104,120	354,727	(94,050)

								$462,841	$ (129,097)

*	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2024, the aggregate market value of these securities amounted to $146,187 or 0.0% of net assets.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	One contract relates to 10 shares.

(h)	One contract relates to 1000 shares.

(i)	One contract relates to 100 shares.

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BR—Bearer

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

20

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2024	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $378,219,128)	$476,996,841	(a)
Affiliated issuers (cost $226,205,973—including investment of cash collateral for securities loaned of $2,321,175)	226,205,973
Cash	1,635
Cash collateral due from broker	7,026,092
Foreign currencies, at value (cost $6,095,583)	5,919,678
Unrealized appreciation on forward currency exchange contracts	2,526,331
Affiliated dividends receivable	887,252
Unaffiliated dividends and interest receivable	826,629
Receivable due from Adviser	41,259
Receivable for capital stock sold	12,638
Receivable for variation margin on futures	9,725

Total assets	720,454,053

LIABILITIES
Options written, at value (premiums received $462,841)	129,097
Payable for collateral received on securities loaned	2,321,175
Payable for capital stock redeemed	1,307,901
Advisory fee payable	284,070
Unrealized depreciation on forward currency exchange contracts	273,414
Distribution fee payable	150,986
Administrative fee payable	22,292
Foreign capital gains tax payable	3,688
Transfer Agent fee payable	167
Accrued expenses	242,276

Total liabilities	4,735,066

NET ASSETS	$715,718,987

COMPOSITION OF NET ASSETS
Capital stock, at par	$56,693
Additional paid-in capital	652,709,753
Distributable earnings	62,952,541

NET ASSETS	$715,718,987

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

B	$715,718,987	56,693,260	$12.62

(a)	Includes securities on loan with a value of $4,819,115 (see Note E).

See notes to financial statements.

21

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2024	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $591,926)	$10,120,723
Affiliated issuers	8,797,369
Interest	771,365
Securities lending income	18,367

19,707,824

EXPENSES
Advisory fee (see Note B)	3,578,958
Distribution fee—Class B	1,904,977
Transfer agency—Class B	1,951
Audit and tax	93,139
Administrative	92,581
Legal	69,416
Printing	47,495
Custody and accounting	38,140
Directors’ fees	30,965
Miscellaneous	56,142

Total expenses	5,913,764
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(308,354)

Net expenses	5,605,410

Net investment income	14,102,414

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	17,349,615
Forward currency exchange contracts	980,858
Futures	1,700,491
Options written	3,631,354
Foreign currency transactions	468,717
Net change in unrealized appreciation (depreciation) of:
Investments(a)	55,260,563
Forward currency exchange contracts	7,451,038
Futures	(10,482,597)
Options written	145,560
Foreign currency denominated assets and liabilities	(1,051,396)

Net gain on investment and foreign currency transactions	75,454,203

NET INCREASE IN NET ASSETS FROM OPERATIONS	$89,556,617

(a)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $3,688.

See notes to financial statements.

22

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2024		Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$14,102,414		$15,599,895
Net realized gain (loss) on investment transactions and foreign currency transactions	24,131,035		(26,245,624)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	51,323,168		119,167,653

Net increase in net assets from operations	89,556,617		108,521,924
Distributions to Shareholders
Class A	–0	–	(294)
Class B	(14,233,081)		(16,918,128)
CAPITAL STOCK TRANSACTIONS
Net decrease	(135,200,766)		(115,408,919)

Total decrease	(59,877,230)		(23,805,417)
NET ASSETS
Beginning of period	775,596,217		799,401,634

End of period	$715,718,987		$775,596,217

See notes to financial statements.

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2024	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers nine separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class B shares. Effective December 1, 2023, Class A shares of the Portfolio were liquidated. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

24

AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$114,002,101		$9,076,292		$–0	–	$123,078,393
Financials	47,631,348		23,459,505		–0	–	71,090,853
Consumer Discretionary	39,861,518		11,625,161		–0	–	51,486,679
Health Care	35,531,306		13,135,442		–0	–	48,666,748
Industrials	28,793,306		18,729,502		–0	–	47,522,808
Communication Services	33,596,955		4,393,340		–0	–	37,990,295
Consumer Staples	19,924,843		8,451,071		–0	–	28,375,914
Energy	11,070,318		3,793,775		–0	–	14,864,093
Materials	6,698,818		6,516,106		–0	–	13,214,924
Utilities	8,202,957		3,402,065		–0	–	11,605,022
Real Estate	7,377,588		2,106,406		–0	–	9,483,994
Governments—Treasuries	–0	–	19,117,901		–0	–	19,117,901
Purchased Options—Puts	–0	–	499,217		–0	–	499,217
Short-Term Investments	223,884,798		–0	–	–0	–	223,884,798
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,321,175		–0	–	–0	–	2,321,175

Total Investments in Securities	578,897,031		124,305,783		–0	–	703,202,814
Other Financial Instruments(a):
Assets:
Futures	786,824		–0	–	–0	–	786,824	(b)
Forward Currency Exchange Contracts	–0	–	2,526,331		–0	–	2,526,331
Liabilities:
Futures	(3,732,130)		–0	–	–0	–	(3,732,130	)(b)
Forward Currency Exchange Contracts	–0	–	(273,414)		–0	–	(273,414)
Put Options Written	–0	–	(129,097)		–0	–	(129,097)

Total	$575,951,725		$126,429,603		$–0	–	$702,381,328

(a)	Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)	Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

26

AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $100 million, .45% of the excess over $100 million up to $1 billion and .40% of the excess over $1 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to 1.00% of daily average net assets for Class B. The Expense Caps may not be terminated by the Adviser before May 1, 2025. For the year ended December 31, 2024, there were no such operating expenses waived by the Adviser. For the year ended December 31, 2024, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $302,177 and $3,515, respectively.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2024 is as follows:

Portfolio	Market Value 12/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$139,612	$307,992	$223,719	$223,885	$8,797
AB Government Money Market Portfolio*	1,939	30,945	30,563	2,321	–0	–

Total				$226,206	$8,797

*	Investments of cash collateral for securities lending transactions (see Note E).

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2024, the reimbursement for such services amounted to $92,581.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,950 for the year ended December 31, 2024.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$45,785,929		$260,655,172
U.S. government securities	–0	–	–0	–

28

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$605,752,265

Gross unrealized appreciation	135,178,848
Gross unrealized depreciation	(37,117,500)

Net unrealized appreciation	$98,061,348

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2024, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the year ended December 31, 2024, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2024, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended December 31, 2024, the Portfolio held written options for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

30

AB Variable Products Series Fund

During the year ended December 31, 2024, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$301,213	*	Payable for variation margin on futures	$3,174,412	*

Equity contracts	Receivable for variation margin on futures	485,611	*	Payable for variation margin on futures	557,718	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,526,331		Unrealized depreciation on forward currency exchange contracts	273,414

Equity contracts	Investments in securities, at value	499,217

Equity contracts				Options written, at value	129,097

Total		$3,812,372			$4,134,641

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$535,811	$(11,713,902)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	1,164,680	1,231,305

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	980,858	7,451,038

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(12,229,856)	12,227

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written	3,631,354	145,560

Total		$(5,917,153)	$(2,873,772)

31

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2024:

Futures:
Average notional amount of buy contracts	$259,954,222
Average notional amount of sale contracts	$68,924,796
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,434,521	(a)
Average principal amount of sale contracts	$150,367,583
Purchased Options:
Average notional amount	$164,102,212
Options Written:
Average notional amount	$156,769,025

(a)	Positions were open for 10 months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$19,239	$–0	–	$–0	–	$–0	–	$19,239
Barclays Bank PLC	623,159	(29,217)		–0	–	–0	–	593,942
Deutsche Bank AG	946,209	–0	–	–0	–	–0	–	946,209
Morgan Stanley Capital Services, Inc.	518,248	–0	–	–0	–	–0	–	518,248
Standard Chartered Bank	20,035	–0	–	–0	–	–0	–	20,035
State Street Bank & Trust Co.	28,328	–0	–	–0	–	–0	–	28,328
UBS AG	371,113	–0	–	–0	–	–0	–	371,113

Total	$2,526,331	$(29,217)		$–0	–	$–0	–	$2,497,114	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$29,217	$(29,217)		$–0	–	$–0	–	$–0	–
Citibank, NA	22,728	–0	–	–0	–	–0	–	22,728
Goldman Sachs Bank USA	221,469	–0	–	–0	–	–0	–	221,469

Total	$273,414	$(29,217)		$–0	–	$–0	–	$244,197	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a

32

AB Variable Products Series Fund

direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2024 is as follows:

				AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned		Advisory Fee Waived
$4,819,115	$2,321,175	$2,742,241	$18,367	$–0	–	$2,662

*	As of December 31, 2024.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2024		Year Ended December 31, 2023
Class A
Shares redeemed	–0	–	(1,100)	$–0	–	$(12,328)

Net decrease	–0	–	(1,100)	$–0	–	$(12,328)

Class B
Shares sold	1,576,021		962,162	$19,260,216		$10,335,729
Shares issued on reinvestment of dividends	1,181,169		1,554,975	14,233,081		16,918,128
Shares redeemed	(13,745,723)		(13,233,973)	(168,694,063)		(142,650,448)

Net decrease	(10,988,533)		(10,716,836)	$(135,200,766)		$(115,396,591)

There were no transactions in capital shares for Class A for the year ended December 31, 2024.

At December 31, 2024, a shareholder of the Portfolio owned 96% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

34

AB Variable Products Series Fund

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs (Exchange Traded Funds), are subject to market and selection risk. In addition, contract holders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2024.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2024 and December 31, 2023 were as follows:

	2024		2023
Distributions paid from:
Ordinary income	$14,233,081		$16,918,422
Net long-term capital gains	–0	–	–0	–

Total taxable distributions paid	$14,233,081		$16,918,422

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$23,819,135
Accumulated capital and other losses	(58,675,308	)(a)
Unrealized appreciation (depreciation)	97,808,714	(b)

Total accumulated earnings (deficit)	$62,952,541

(a)	As of December 31, 2024, the Portfolio had a net capital loss carryforward of $58,636,458. During the fiscal year, the Portfolio utilized $12,564,094 of capital loss carry forwards to offset current year net realized gains. As of December 31, 2024, the cumulative deferred loss on straddles was $38,850.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2024, the Portfolio had a net short-term capital loss carryforward of $32,095,652 and a net long-term capital loss carryforward of $26,540,806, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

36

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$11.46	$10.20	$12.25	$10.94	$11.19

Income From Investment Operations
Net investment income(a)(b)	.23	.21	.10	.01	.00	(c)
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.17	1.29	(1.80)	1.30	.23
Contributions from Affiliates	–0	–	–0	–	.00	(c)	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	1.40	1.50	(1.70)	1.31	.23

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.24)	(.07)	–0	–	(.14)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.28)	–0	–	(.34)

Total dividends and distributions	(.24)	(.24)	(.35)	–0	–	(.48)

Net asset value, end of period	$12.62	$11.46	$10.20	$12.25	$10.94

Total Return
Total investment return based on net asset value(d)	12.28%	14.79%	(14.07)%	11.97%	2.45%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$715,719	$775,596	$799,391	$1,065,829	$89,696
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.74%	.77%	.75%	.75%	.94%
Expenses, before waivers/reimbursements(e)(f)‡	.78%	.80%	.79%	.78%	1.20%
Net investment income(b)	1.85%	1.98%	.92%	.09%	.01%
Portfolio turnover rate	8%	3%	2%	18%	31%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.03%	.04%	.03%	.06%

See footnote summary on page 38.

37

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, such waiver amounted to .04%, .03%, .04%, .03% and .06%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2024	2023	2022	2021	2020
Class B
Net of waivers/reimbursements	.74%	.77%	.75%	.75%	.94%
Before waivers/reimbursements	.78%	.80%	.79%	.78%	1.20%

See notes to financial statements.

38

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Global Risk Allocation—Moderate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2025

39

2024 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2024. For corporate shareholders, 40.93% of dividends paid qualify for the dividends received deduction.

40

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) at a meeting held in-person on November 5-7, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

41

GLOBAL RISK ALLOCATION—
MODERATE PORTFOLIO

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class B shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class B shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

42

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class B shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class B expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

43

VPS-GRA-0151-1224

DEC 12.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB VARIABLE PRODUCTS
SERIES FUND, INC.

+	AB INTERNATIONAL VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2024	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.0%

INDUSTRIALS–18.9%
AEROSPACE & DEFENSE–5.9%
Airbus SE	39,785	$6,370,805
BAE Systems PLC	242,818	3,483,290
Melrose Industries PLC	734,715	5,077,157

		14,931,252

AIR FREIGHT & LOGISTICS–0.9%
SG Holdings Co., Ltd.	250,500	2,394,555

CONSTRUCTION & ENGINEERING–3.3%
Shimizu Corp.	554,500	4,379,228
Vinci SA	38,005	3,912,863

		8,292,091

ELECTRICAL EQUIPMENT–0.8%
Fuji Electric Co., Ltd.	38,900	2,079,660

MACHINERY–6.5%
Amada Co., Ltd.	226,300	2,200,200
CNH Industrial NV	310,718	3,520,435
Kawasaki Heavy Industries Ltd.	68,400	3,115,880
Techtronic Industries Co., Ltd.	278,500	3,661,145
Toyota Industries Corp.	48,400	3,892,591

		16,390,251

PASSENGER AIRLINES–1.5%
Ryanair Holdings PLC (Sponsored ADR)(a)	87,432	3,811,161

		47,898,970

FINANCIALS–15.1%
BANKS–10.4%
ABN AMRO Bank NV	185,228	2,858,357
Danske Bank A/S	133,624	3,788,597
Erste Group Bank AG	97,718	6,048,360
NatWest Group PLC	1,470,991	7,371,505
Resona Holdings, Inc.	869,800	6,270,193

		26,337,012

INSURANCE–4.7%
ASR Nederland NV	76,615	3,643,955
AXA SA	149,091	5,306,090
Prudential PLC	389,424	3,090,476

		12,040,521

		38,377,533

CONSUMER DISCRETIONARY–11.8%
AUTOMOBILES–2.8%
Honda Motor Co., Ltd.	385,100	3,666,462
Subaru Corp.	201,800	3,585,645

		7,252,107

HOTELS, RESTAURANTS & LEISURE–0.7%
Entain PLC	195,480	1,678,071

HOUSEHOLD DURABLES–3.5%
Persimmon PLC	128,008	1,912,109
Sony Group Corp.	334,800	7,056,090

		8,968,199

SPECIALTY RETAIL–2.9%
Industria de Diseno Textil SA	89,688	4,594,172
JD Sports Fashion PLC	2,305,109	2,755,167

		7,349,339

TEXTILES, APPAREL & LUXURY GOODS–1.9%
Burberry Group PLC	386,204	4,722,913

		29,970,629

HEALTH CARE–11.4%
HEALTH CARE EQUIPMENT & SUPPLIES–3.4%
ResMed, Inc.	216,966	4,923,491
Siemens Healthineers AG	71,170	3,758,265

		8,681,756

HEALTH CARE PROVIDERS & SERVICES–1.7%
Fresenius SE & Co. KGaA(b)	126,748	4,399,544

PHARMACEUTICALS–6.3%
GSK PLC	185,283	3,125,217
Merck KGaA	26,267	3,822,449
Roche Holding AG (Genusschein)	31,901	8,919,731

		15,867,397

		28,948,697

CONSUMER STAPLES–9.8%
BEVERAGES–3.0%
Coca-Cola Europacific Partners PLC	59,063	4,536,629
Heineken NV(a)	43,435	3,095,574

		7,632,203

CONSUMER STAPLES DISTRIBUTION & RETAIL–2.4%
Koninklijke Ahold Delhaize NV	190,016	6,198,114

FOOD PRODUCTS–2.1%
Nestle SA (REG)	64,953	5,328,950

PERSONAL CARE PRODUCTS–2.3%
Haleon PLC	1,227,554	5,788,100

		24,947,367

1

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–8.5%
CHEMICALS–4.4%
Arkema SA	43,782	$3,331,472
Kuraray Co., Ltd.	297,100	4,255,581
Tosoh Corp.	268,200	3,584,751

		11,171,804

CONSTRUCTION MATERIALS–2.2%
CRH PLC	59,464	5,501,609

METALS & MINING–1.9%
Endeavour Mining PLC	118,346	2,113,949
Lundin Mining Corp.(a)	334,333	2,877,108

		4,991,057

		21,664,470

ENERGY–8.2%
ENERGY EQUIPMENT & SERVICES–4.9%
Shell PLC	272,241	8,543,790
Vallourec SACA(b)	226,382	3,862,512

		12,406,302

OIL, GAS & CONSUMABLE FUELS–3.3%
Cameco Corp. (Toronto)	93,269	4,795,653
Repsol SA	303,959	3,698,560

		8,494,213

		20,900,515

INFORMATION TECHNOLOGY–6.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.4%
NXP Semiconductors NV	15,084	3,135,209
Taiwan Semiconductor Manufacturing Co., Ltd.	160,000	5,200,004
Tokyo Electron Ltd.	36,200	5,441,558

		13,776,771

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.2%
Samsung Electronics Co., Ltd.	81,265	2,900,088

		16,676,859

COMMUNICATION SERVICES–5.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.4%
Deutsche Telekom AG (REG)	209,964	6,291,167
Koninklijke KPN NV	1,000,449	3,648,074
Telstra Group Ltd.	1,535,555	3,805,569

		13,744,810

UTILITIES–3.3%
ELECTRIC UTILITIES–3.3%
EDP SA	1,289,752	4,125,937
Enel SpA	590,088	4,210,969

		8,336,906

Total Common Stocks (cost $226,192,163)		251,466,756

SHORT-TERM INVESTMENTS–0.9%
INVESTMENT COMPANIES–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(c)(d)(e) (cost $2,345,399)	2,345,399	2,345,399

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.9% (cost $228,537,562)		253,812,155

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.2%
INVESTMENT COMPANIES–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(c)(d)(e) (cost $598,502)	598,502	598,502

TOTAL INVESTMENTS–100.1% (cost $229,136,064)		254,410,657
Other assets less liabilities–(0.1)%		(283,992)

NET ASSETS–100.0%		$254,126,665

2

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	GBP	5,810	USD	7,481	01/16/2025	$208,469
Bank of America, NA	USD	17,481	AUD	26,899	02/05/2025	(831,390)
Bank of America, NA	USD	3,414	SGD	4,596	02/14/2025	(42,788)
Bank of America, NA	USD	4,374	JPY	666,663	02/21/2025	(114,578)
Bank of America, NA	EUR	20,078	USD	21,085	02/27/2025	238,930
Bank of America, NA	TWD	146,857	USD	4,549	02/27/2025	78,618
BNP Paribas SA	CHF	699	USD	784	02/27/2025	9,117
BNP Paribas SA	EUR	624	USD	651	02/27/2025	2,994
Citibank, NA	GBP	623	USD	784	01/16/2025	3,739
Citibank, NA	USD	821	GBP	654	01/16/2025	(2,091)
Citibank, NA	KRW	4,347,965	USD	3,247	01/17/2025	302,140
Citibank, NA	CAD	11,353	USD	8,215	02/05/2025	307,225
Deutsche Bank AG	EUR	848	USD	892	02/27/2025	11,269
Goldman Sachs Bank USA	USD	2,178	NOK	24,088	02/05/2025	(61,772)
Goldman Sachs Bank USA	USD	689	JPY	104,960	02/21/2025	(18,118)
HSBC Bank USA	USD	291	KRW	405,778	01/17/2025	(16,523)
HSBC Bank USA	AUD	1,719	USD	1,095	02/05/2025	30,952
HSBC Bank USA	USD	2,247	ILS	7,989	02/20/2025	(46,914)
HSBC Bank USA	USD	2,989	JPY	455,723	02/21/2025	(77,299)
HSBC Bank USA	EUR	987	USD	1,039	02/27/2025	14,536
JPMorgan Chase Bank, NA	EUR	675	USD	704	02/27/2025	2,677
Morgan Stanley Capital Services, Inc.	GBP	528	USD	666	01/16/2025	5,531
Morgan Stanley Capital Services, Inc.	USD	1,615	GBP	1,273	01/16/2025	(21,870)
Morgan Stanley Capital Services, Inc.	KRW	1,557,554	USD	1,126	01/17/2025	70,936
Morgan Stanley Capital Services, Inc.	USD	682	KRW	935,223	01/17/2025	(48,389)
Morgan Stanley Capital Services, Inc.	USD	8,741	SEK	96,157	02/05/2025	(34,336)
NatWest Markets PLC	CAD	974	USD	699	02/05/2025	20,558
State Street Bank & Trust Co.	USD	806	GBP	637	01/16/2025	(8,601)
State Street Bank & Trust Co.	USD	268	KRW	376,067	01/17/2025	(13,474)
State Street Bank & Trust Co.	USD	511	TRY	18,533	01/22/2025	3,485
State Street Bank & Trust Co.	SEK	4,627	USD	425	02/05/2025	6,244
State Street Bank & Trust Co.	USD	395	AUD	607	02/05/2025	(18,914)
State Street Bank & Trust Co.	USD	460	CAD	663	02/05/2025	2,029
State Street Bank & Trust Co.	USD	709	CAD	1,004	02/05/2025	(9,695)
State Street Bank & Trust Co.	JPY	131,304	USD	863	02/21/2025	24,423
State Street Bank & Trust Co.	JPY	149,125	USD	952	02/21/2025	(807)
State Street Bank & Trust Co.	USD	121	EUR	116	02/27/2025	(617)
UBS AG	HKD	17,587	USD	2,264	02/21/2025	(1,217)
UBS AG	USD	9,680	CHF	8,582	02/27/2025	(169,089)
UBS AG	USD	2,243	EUR	2,151	02/27/2025	(9,832)

						$(204,442)

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

4

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2024	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $226,192,163)	$251,466,756	(a)
Affiliated issuers (cost $2,943,901—including investment of cash collateral for securities loaned of $598,502)	2,943,901
Foreign currencies, at value (cost $249,002)	247,866
Unrealized appreciation on forward currency exchange contracts	1,343,872
Unaffiliated dividends receivable	876,814
Receivable for capital stock sold	151,459
Receivable due from Adviser	52,460
Affiliated dividends receivable	9,459

Total assets	257,092,587

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	1,548,314
Payable for collateral received on securities loaned	598,502
Cash collateral due to broker	250,000
Payable for capital stock redeemed	166,117
Advisory fee payable	161,131
Distribution fee payable	44,244
Administrative fee payable	22,179
Transfer Agent fee payable	167
Accrued expenses	175,268

Total liabilities	2,965,922

NET ASSETS	$254,126,665

COMPOSITION OF NET ASSETS
Capital stock, at par	$16,866
Additional paid-in capital	232,067,619
Distributable earnings	22,042,180

NET ASSETS	$254,126,665

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$45,729,947	3,024,441	$15.12

B	$208,396,718	13,841,648	$15.06

(a)	Includes securities on loan with a value of $6,602,947 (see Note E).

See notes to financial statements.

5

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2024	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $893,237)	$8,538,763
Affiliated issuers	320,865
Interest	8,312
Securities lending income	27,167

8,895,107

EXPENSES
Advisory fee (see Note B)	2,098,624
Distribution fee—Class B	584,086
Transfer agency—Class A	951
Transfer agency—Class B	4,795
Printing	101,460
Custody and accounting	95,253
Administrative	92,683
Audit and tax	67,891
Legal	55,332
Directors’ fees	24,383
Miscellaneous	31,805

Total expenses	3,157,263
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(70,076)

Net expenses	3,087,187

Net investment income	5,807,920

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	15,172,084
Forward currency exchange contracts	(1,739,118)
Foreign currency transactions	(5,961)
Net change in unrealized appreciation (depreciation) of:
Investments	(4,007,818)
Forward currency exchange contracts	(1,033,654)
Foreign currency denominated assets and liabilities	(61,569)

Net gain on investment and foreign currency transactions	8,323,964

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,131,884

See notes to financial statements.

6

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2024	Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,807,920	$5,106,075
Net realized gain (loss) on investment and foreign currency transactions	13,427,005	(953,321)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(5,103,041)	33,042,877

Net increase in net assets from operations	14,131,884	37,195,631
Distributions to Shareholders
Class A	(1,259,417)	(355,217)
Class B	(5,086,573)	(1,645,638)
CAPITAL STOCK TRANSACTIONS
Net decrease	(39,227,503)	(12,883,371)

Total increase (decrease)	(31,441,609)	22,311,405
NET ASSETS
Beginning of period	285,568,274	263,256,869

End of period	$254,126,665	$285,568,274

See notes to financial statements.

7

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2024	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers nine separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

8

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Industrials	$7,331,596		$40,567,374	$–0	–	$47,898,970
Financials	–0	–	38,377,533	–0	–	38,377,533
Consumer Discretionary	–0	–	29,970,629	–0	–	29,970,629
Health Care	–0	–	28,948,697	–0	–	28,948,697
Consumer Staples	10,734,743		14,212,624	–0	–	24,947,367

9

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Materials	$8,378,717		$13,285,753		$–0	–	$21,664,470
Energy	4,795,653		16,104,862		–0	–	20,900,515
Information Technology	3,135,209		13,541,650		–0	–	16,676,859
Communication Services	–0	–	13,744,810		–0	–	13,744,810
Utilities	–0	–	8,336,906		–0	–	8,336,906
Short-Term Investments	2,345,399		–0	–	–0	–	2,345,399
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	598,502		–0	–	–0	–	598,502

Total Investments in Securities	37,319,819		217,090,838	(a)	–0	–	254,410,657
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	1,343,872		–0	–	1,343,872
Liabilities:
Forward Currency Exchange Contracts	–0	–	(1,548,314)		–0	–	(1,548,314)

Total	$37,319,819		$216,886,396		$–0	–	$254,206,215

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest

10

AB Variable Products Series Fund

income. The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Cash Equivalents

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. Effective June 1, 2024, the Adviser has voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .92% and 1.17% of the daily average net assets for the Class A and Class B, respectively. For the year ended December 31, 2024, such reimbursements/waivers amounted to $56,174.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2024, the reimbursement for such services amounted to $92,683.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,950 for the year ended December 31, 2024.

The Portfolio may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

the investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2024, such waiver amounted to $9,667.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2024 is as follows:

Portfolio	Market Value 12/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$3,119	$94,643	$95,417	$2,345	$321
AB Government Money Market Portfolio*	273	60,530	60,204	599	–0	–

Total				$2,944	$321

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$137,615,915		$175,695,768
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$231,598,285

Gross unrealized appreciation	$39,954,970
Gross unrealized depreciation	(17,107,986)

Net unrealized appreciation	$22,846,984

12

AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2024, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2024, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,343,872	Unrealized depreciation on forward currency exchange contracts	$1,548,314

Total		$1,343,872		$1,548,314

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(1,739,118)	$(1,033,654)

Total		$(1,739,118)	$(1,033,654)

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2024:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$81,448,559
Average principal amount of sale contracts	$69,784,980

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$526,017	$(526,017)		$–0	–	$–0	–	$–0	–
BNP Paribas SA	12,111	–0	–	–0	–	–0	–	12,111
Citibank, NA	613,104	(2,091)		(250,000)		–0	–	361,013
Deutsche Bank AG	11,269	–0	–	–0	–	–0	–	11,269
HSBC Bank USA	45,488	(45,488)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	2,677	–0	–	–0	–	–0	–	2,677
Morgan Stanley Capital Services, Inc.	76,467	(76,467)		–0	–	–0	–	–0	–
NatWest Markets PLC	20,558	–0	–	–0	–	–0	–	20,558
State Street Bank & Trust Co.	36,181	(36,181)		–0	–	–0	–	–0	–

Total	$1,343,872	$(686,244)		$(250,000)		$–0	–	$407,628	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$988,756	$(526,017)		$–0	–	$–0	–	$462,739
Citibank, NA	2,091	(2,091)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	79,890	–0	–	–0	–	–0	–	79,890
HSBC Bank USA	140,736	(45,488)		–0	–	–0	–	95,248
Morgan Stanley Capital Services, Inc.	104,595	(76,467)		–0	–	–0	–	28,128
State Street Bank & Trust Co.	52,108	(36,181)		–0	–	–0	–	15,927
UBS AG	180,138	–0	–	–0	–	–0	–	180,138

Total	$1,548,314	$(686,244)		$–0	–	$–0	–	$862,070	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

14

AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2024 is as follows:

				AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned		Advisory Fee Waived
$6,602,947	$598,502	$6,273,456	$27,167	$–0	–	$4,235

*	As of December 31, 2024.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Class A
Shares sold	354,407	416,897	$5,462,071	$5,999,806
Shares issued in reinvestment of dividends	82,007	24,650	1,259,417	355,217
Shares redeemed	(405,948)	(551,140)	(6,306,092)	(7,835,184)

Net increase (decrease)	30,466	(109,593)	$415,396	$(1,480,161)

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Class B
Shares sold	892,064	2,539,673	$14,003,321	$37,164,439
Shares issued on reinvestment of dividends	332,521	114,759	5,086,573	1,645,638
Shares redeemed	(3,786,600)	(3,547,605)	(58,732,793)	(50,213,287)

Net decrease	(2,562,015)	(893,173)	$(39,642,899)	$(11,403,210)

At December 31, 2024, certain shareholders of the Portfolio owned 55% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

16

AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2024.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$6,345,990	$2,000,855

Total taxable distributions paid	$6,345,990	$2,000,855

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,847,403
Accumulated capital and other losses	(2,624,144	)(a)
Unrealized appreciation (depreciation)	22,818,921	(b)

Total accumulated earnings (deficit)	$22,042,180

(a)	As of December 31, 2024, the Portfolio had a net capital loss carryforward of $2,624,144. During the fiscal year, the Portfolio utilized $12,927,737 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of hyper-inflationary currency contracts, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2024, the Portfolio had a net short-term capital loss carryforward of $2,624,144 which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.79	$12.95	$15.72	$14.45	$14.37

Income From Investment Operations
Net investment income(a)(b)	.35	.29	.44	.37	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	1.67	(2.58)	1.22	.14

Net increase (decrease) in net asset value from operations	.75	1.96	(2.14)	1.59	.32

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.12)	(.60)	(.32)	(.24)
Return of capital	–0	–	–0	–	(.03)	–0	–	–0	–

Total dividends	(.42)	(.12)	(.63)	(.32)	(.24)

Net asset value, end of period	$15.12	$14.79	$12.95	$15.72	$14.45

Total Return
Total investment return based on net asset value(c)*	5.07%	15.15%	(13.61)%	11.08%	2.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,730	$44,286	$40,197	$45,175	$41,994
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.90%	.88%	.90%	.91%
Expenses, before waivers/reimbursements	.92%	.90%	.89%	.90%	.92%
Net investment income(b)	2.26%	2.03%	3.24%	2.34%	1.47%
Portfolio turnover rate	51%	46%	37%	43%	54%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.71	$12.90	$15.62	$14.34	$14.24

Income From Investment Operations
Net investment income(a)(b)	.31	.26	.40	.32	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	1.65	(2.56)	1.23	.15

Net increase (decrease) in net asset value from operations	.71	1.91	(2.16)	1.55	.29

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.10)	(.53)	(.27)	(.19)
Return of capital	–0	–	–0	–	(.03)	–0	–	–0	–

Total dividends	(.36)	(.10)	(.56)	(.27)	(.19)

Net asset value, end of period	$15.06	$14.71	$12.90	$15.62	$14.34

Total Return
Total investment return based on net asset value(c)*	4.81%	14.83%	(13.80)%	10.86%	2.21%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$208,397	$241,282	$223,060	$304,737	$299,415
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%	1.15%	1.13%	1.15%	1.16%
Expenses, before waivers/reimbursements	1.17%	1.15%	1.14%	1.15%	1.17%
Net investment income(b)	2.04%	1.80%	2.98%	2.08%	1.18%
Portfolio turnover rate	51%	46%	37%	43%	54%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2024, December 31, 2022 and December 31, 2020 by .01%, .01% and .04%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2025

20

2024 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2024.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2024, $584,244 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $7,629,322.

21

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

22

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors discussed with the Adviser the reasons for the Fund’s underperformance in the periods reviewed and determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was close to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

23

INTERNATIONAL VALUE PORTFOLIO

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the median of a peer group and lower than the median of a peer universe. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors requested that the Adviser implement, effective June 1, 2024, a voluntary expense limitation agreement capping total expenses at 0.92% for Class A shares of the Fund, with a corresponding expense limitation for the Fund’s other share class, and the Adviser agreed to this.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

24

VPS-IV-0151-1224

DEC 12.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB LARGE CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2024	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.9%

INFORMATION TECHNOLOGY–35.7%
COMMUNICATIONS EQUIPMENT–3.2%
Arista Networks, Inc.(a)	168,262	$18,597,999
Motorola Solutions, Inc.	25,600	11,833,088

		30,431,087

IT SERVICES–0.4%
Shopify, Inc.–Class A(a)	35,372	3,761,105

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–19.5%
Applied Materials, Inc.	58,593	9,528,979
ASML Holding NV (REG)	6,380	4,421,850
Astera Labs, Inc.(a)	35,500	4,701,975
Broadcom, Inc.	144,077	33,402,812
NVIDIA Corp.	673,979	90,508,640
QUALCOMM, Inc.	81,064	12,453,052
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	59,980	11,845,450
Texas Instruments, Inc.	97,886	18,354,604

		185,217,362

SOFTWARE–12.6%
AppLovin Corp.–Class A(a)	27,927	9,043,600
Cadence Design Systems, Inc.(a)	29,285	8,798,971
Manhattan Associates, Inc.(a)	28,201	7,621,038
Microsoft Corp.	186,235	78,498,053
ServiceNow, Inc.(a)	9,550	10,124,146
Synopsys, Inc.(a)	12,553	6,092,724

		120,178,532

		339,588,086

COMMUNICATION SERVICES–15.5%
ENTERTAINMENT–4.1%
Netflix, Inc.(a)	43,922	39,148,557

INTERACTIVE MEDIA & SERVICES–11.4%
Alphabet, Inc.–Class C	278,994	53,131,618
Meta Platforms, Inc.–Class A	87,373	51,157,765
Reddit, Inc.–Class A(a)	24,830	4,058,215

		108,347,598

		147,496,155

CONSUMER DISCRETIONARY–15.0%
AUTOMOBILES–0.7%
Ferrari NV	15,818	6,720,119

BROADLINE RETAIL–6.7%
Amazon.com, Inc.(a)	289,705	63,558,380

HOTELS, RESTAURANTS & LEISURE–1.7%
Chipotle Mexican Grill, Inc.(a)	263,470	15,887,241

SPECIALTY RETAIL–3.9%
Home Depot, Inc. (The)	65,314	25,406,493
Tractor Supply Co.	216,485	11,486,694

		36,893,187

TEXTILES, APPAREL & LUXURY GOODS–2.0%
Lululemon Athletica, Inc.(a)	33,935	12,977,084
On Holding AG–Class A(a)	110,730	6,064,682

		19,041,766

		142,100,693

HEALTH CARE–11.5%
BIOTECHNOLOGY–1.3%
Genmab A/S (Sponsored ADR)(a)	147,067	3,069,288
Vertex Pharmaceuticals, Inc.(a)	22,885	9,215,790

		12,285,078

HEALTH CARE EQUIPMENT & SUPPLIES–2.2%
IDEXX Laboratories, Inc.(a)	8,507	3,517,134
Intuitive Surgical, Inc.(a)	33,623	17,549,861

		21,066,995

HEALTH CARE PROVIDERS & SERVICES–1.4%
UnitedHealth Group, Inc.	25,150	12,722,379

HEALTH CARE TECHNOLOGY–0.9%
Veeva Systems, Inc.–Class A(a)	42,175	8,867,294

LIFE SCIENCES TOOLS & SERVICES–2.1%
Mettler-Toledo International, Inc.(a)	4,783	5,852,861
Waters Corp.(a)	18,446	6,843,097
West Pharmaceutical Services, Inc.	22,770	7,458,541

		20,154,499

PHARMACEUTICALS–3.6%
Eli Lilly & Co.	31,815	24,561,180
Zoetis, Inc.	59,714	9,729,202

		34,290,382

		109,386,627

INDUSTRIALS–7.5%
AEROSPACE & DEFENSE–0.6%
Axon Enterprise, Inc.(a)	9,224	5,482,008

1

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

BUILDING PRODUCTS–2.0%
Otis Worldwide Corp.	128,451	$11,895,847
Trex Co., Inc.(a)	97,644	6,740,365

		18,636,212

COMMERCIAL SERVICES & SUPPLIES–2.0%
Copart, Inc.(a)	336,059	19,286,426

GROUND TRANSPORTATION–0.8%
Saia, Inc.(a)(b)	16,380	7,464,857

PROFESSIONAL SERVICES–1.3%
Verisk Analytics, Inc.	46,157	12,713,023

TRADING COMPANIES & DISTRIBUTORS–0.8%
United Rentals, Inc.	10,630	7,488,197

		71,070,723

FINANCIALS–5.8%
CAPITAL MARKETS–1.2%
Cboe Global Markets, Inc.	58,619	11,454,153

FINANCIAL SERVICES–4.6%
Visa, Inc.–Class A	138,826	43,874,569

		55,328,722

CONSUMER STAPLES–5.6%
BEVERAGES–2.4%
Celsius Holdings, Inc.(a)(b)	124,441	3,277,776
Monster Beverage Corp.(a)	366,885	19,283,476

		22,561,252

CONSUMER STAPLES DISTRIBUTION & RETAIL–3.2%
Costco Wholesale Corp.	33,815	30,983,670

		53,544,922

MATERIALS–1.3%
CHEMICALS–1.3%
Sherwin-Williams Co. (The)	36,951	12,560,753

Total Common Stocks (cost $475,718,108)		931,076,681

RIGHTS–0.0%
HEALTH CARE–0.0%
HEALTH CARE PROVIDERS & SERVICES–0.0%
ABIOMED, Inc. (CVR)(a)(c)(d) (cost $11,601)	11,373	11,601

SHORT-TERM INVESTMENTS–2.4%
INVESTMENT COMPANIES–2.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(e)(f)(g) (cost $22,856,701)	22,856,701	22,856,701

Total Investments Before Security Lending Collateral for Securities Loaned–100.3% (cost $498,586,410)		953,944,983

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(e)(f)(g) (cost $3,264,694)	3,264,694	3,264,694

TOTAL INVESTMENTS–100.6% (cost $501,851,104)		957,209,677
Other assets less liabilities–(0.6)%		(5,716,344)

NET ASSETS–100.0%		$951,493,333

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

CVR—Contingent Value Right

REG—Registered Shares

See notes to financial statements.

2

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2024	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $475,729,709)	$931,088,282	(a)
Affiliated issuers (cost $26,121,395—including investment of cash collateral for securities loaned of $3,264,694)	26,121,395
Receivable for capital stock sold	350,880
Receivable for investment securities sold	227,694
Unaffiliated dividends receivable	61,778
Affiliated dividends receivable	51,800
Receivable due from Adviser	2,327

Total assets	957,904,156

LIABILITIES
Payable for collateral received on securities loaned	3,264,694
Payable for capital stock redeemed	1,235,789
Payable for investment securities purchased	1,140,105
Advisory fee payable	475,444
Distribution fee payable	118,891
Administrative fee payable	24,141
Transfer Agent fee payable	167
Accrued expenses and other liabilities	151,592

Total liabilities	6,410,823

NET ASSETS	$951,493,333

COMPOSITION OF NET ASSETS
Capital stock, at par	$11,430
Additional paid-in capital	409,691,092
Distributable earnings	541,790,811

NET ASSETS	$951,493,333

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$375,852,497	4,208,375	$89.31

B	$575,640,836	7,221,140	$79.72

(a)	Includes securities on loan with a value of $3,986,911 (see Note E).

See notes to financial statements.

3

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2024	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $25,296)	$4,403,432
Affiliated issuers	871,903
Interest	356
Securities lending income	3,820

5,279,511

EXPENSES
Advisory fee (see Note B)	5,262,769
Distribution fee—Class B	1,279,964
Transfer agency—Class A	3,529
Transfer agency—Class B	4,945
Administrative	93,919
Custody and accounting	79,037
Legal	73,978
Printing	70,329
Audit and tax	42,167
Directors’ fees	32,195
Miscellaneous	22,673

Total expenses	6,965,505
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(27,284)

Net expenses	6,938,221

Net investment loss	(1,658,710)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	90,877,917
Net change in unrealized appreciation (depreciation) of investments	101,144,866

Net gain on investment transactions	192,022,783

NET INCREASE IN NET ASSETS FROM OPERATIONS	$190,364,073

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2024		Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,658,710)		$199,068
Net realized gain on investment transactions	90,877,917		36,901,940
Net change in unrealized appreciation (depreciation) of investments	101,144,866		166,659,053
Contributions from Affiliates (see Note B)	–0	–	488

Net increase in net assets from operations	190,364,073		203,760,549
Distributions to Shareholders
Class A	(14,973,256)		(20,050,816)
Class B	(23,217,785)		(28,501,444)
CAPITAL STOCK TRANSACTIONS
Net increase	25,827,317		27,201,448

Total increase	178,000,349		182,409,737
NET ASSETS
Beginning of period	773,492,984		591,083,247

End of period	$951,493,333		$773,492,984

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2024	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers nine separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

6

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$931,076,681		$–0	–	$–0	–	$931,076,681
Rights	–0	–	–0	–	11,601		11,601
Short-Term Investments	22,856,701		–0	–	–0	–	22,856,701
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,264,694		–0	–	–0	–	3,264,694

Total Investments in Securities	957,198,076		–0	–	11,601		957,209,677
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$957,198,076		$–0	–	$11,601		$957,209,677

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating

8

AB Variable Products Series Fund

results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2024, the reimbursement for such services amounted to $93,919.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,950 for the year ended December 31, 2024.

The Portfolio may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2024, such waiver amounted to $27,150.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2024 is as follows:

Portfolio	Market Value 12/31/23 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$35,427		$98,771	$111,342	$22,856	$872
AB Government Money Market Portfolio*	–0	–	4,555	1,290	3,265	–0	–

Total					$26,121	$872

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2023, the Adviser reimbursed the Portfolio $488 for trading losses incurred due to a trade entry error.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$234,494,158		$234,238,761
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$504,547,679

Gross unrealized appreciation	467,329,593
Gross unrealized depreciation	(14,667,595)

Net unrealized appreciation	$452,661,998

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2024.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to

10

AB Variable Products Series Fund

exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2024 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$3,986,911	$3,264,694	$764,570	$3,820	$–0–	$134

*	As of December 31, 2024.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Class A
Shares sold	180,385	303,693	$15,397,210	$20,384,732
Shares issued in reinvestment of dividends and distributions	188,628	295,735	14,973,256	20,050,816
Shares redeemed	(593,493)	(591,209)	(50,409,600)	(40,029,950)

Net increase (decrease)	(224,480)	8,219	$(20,039,134)	$405,598

Class B
Shares sold	1,103,284	606,789	$85,672,707	$37,120,401
Shares issued on reinvestment of distributions	327,380	467,160	23,217,785	28,501,444
Shares redeemed	(828,978)	(637,919)	(63,024,041)	(38,825,995)

Net increase	601,686	436,030	$45,866,451	$26,795,850

At December 31, 2024, certain shareholders of the Portfolio owned 62% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2024.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$199,068	$–0	–
Net long-term capital gains	37,991,973	$48,552,260

Total taxable distributions paid	$38,191,041	$48,552,260

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$89,128,813
Unrealized appreciation (depreciation)	452,661,998	(a)

Total accumulated earnings (deficit)	$541,790,811

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2024, the Portfolio did not have any capital loss carryforwards.

12

AB Variable Products Series Fund

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

13

LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$74.50	$58.90	$93.09	$77.09	$61.26

Income From Investment Operations
Net investment income (loss)(a)(b)	(.04)	.11	(.05)	(.19)	(.06)
Net realized and unrealized gain (loss) on investment transactions	18.41	20.12	(25.48)	22.16	21.18
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	18.37	20.23	(25.53)	21.97	21.12

Less: Dividends and Distributions
Dividends from net investment income	(.05)	–0	–	–0	–	–0	–	–0	–
Distributions from net realized gain on investment transactions	(3.51)	(4.63)	(8.66)	(5.97)	(5.29)

Total dividends and distributions	(3.56)	(4.63)	(8.66)	(5.97)	(5.29)

Net asset value, end of period	$89.31	$74.50	$58.90	$93.09	$77.09

Total Return
Total investment return based on net asset value(d)*	25.26%	35.13%	(28.51)%	28.98%	35.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$375,852	$330,245	$260,596	$389,051	$331,436
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.65%	.65%	.65%	.65%	.66%
Expenses, before waivers/reimbursements(e)‡	.65%	.66%	.65%	.65%	.67%
Net investment income (loss)(b)	(.04)%	.17%	(.07)%	(.22)%	(.08)%
Portfolio turnover rate	27%	30%	34%	17%	33%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.01%

See footnote summary on page 15.

14

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$66.96	$53.45	$85.67	$71.51	$57.28

Income From Investment Operations
Net investment loss(a)(b)	(.22)	(.05)	(.20)	(.37)	(.21)
Net realized and unrealized gain (loss) on investment transactions	16.49	18.19	(23.36)	20.50	19.73
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	16.27	18.14	(23.56)	20.13	19.52

Less: Distributions
Distributions from net realized gain on investment transactions	(3.51)	(4.63)	(8.66)	(5.97)	(5.29)

Net asset value, end of period	$79.72	$66.96	$53.45	$85.67	$71.51

Total Return
Total investment return based on net asset value(d)*	24.95%	34.78%	(28.69)%	28.65%	35.15%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$575,641	$443,248	$330,487	$490,111	$413,127
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.90%	.90%	.90%	.90%	.91%
Expenses, before waivers/reimbursements(e)‡	.90%	.91%	.90%	.90%	.92%
Net investment loss(b)	(.29)%	(.08)%	(.32)%	(.47)%	(.33)%
Portfolio turnover rate	27%	30%	34%	17%	33%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2023 and December 31, 2020, such waiver amounted to .01% and .01%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2024 by .11%.

See notes to financial statements.

15

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Large Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Large Cap Growth Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2025

16

2024 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2024. The Portfolio designates $37,991,973 of dividends paid as long-term capital gain dividends.

17

LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

18

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised aby the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

19

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

20

VPS-LCG-0151-1224

DEC 12.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	AB RELATIVE VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

RELATIVE VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2024	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.5%
FINANCIALS–23.2%
BANKS–8.6%
Citigroup, Inc.	340,563	$23,972,229
JPMorgan Chase & Co.	157,360	37,720,766
Wells Fargo & Co.	250,203	17,574,259

		79,267,254

CAPITAL MARKETS–3.2%
Blackstone Secured Lending Fund(a)	216,341	6,989,978
S&P Global, Inc.	45,254	22,537,849

		29,527,827

FINANCIAL SERVICES–8.9%
Berkshire Hathaway, Inc.– Class B(b)	80,935	36,686,217
Fiserv, Inc.(b)	136,333	28,005,525
Mastercard, Inc.– Class A	21,702	11,427,622
MGIC Investment Corp.	242,948	5,760,297

		81,879,661

INSURANCE–2.5%
Axis Capital Holdings Ltd.(a)	188,565	16,710,631
MetLife, Inc.	76,056	6,227,465

		22,938,096

		213,612,838

HEALTH CARE–17.4%
BIOTECHNOLOGY–6.5%
Amgen, Inc.	9,250	2,410,920
Gilead Sciences, Inc.	214,039	19,770,782
Regeneron Pharmaceuticals, Inc.(b)	34,106	24,294,727
United Therapeutics Corp.(a)(b)	37,099	13,090,011

		59,566,440

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
GE Healthcare, Inc.(a)	173,175	13,538,821

HEALTH CARE PROVIDERS & SERVICES–4.5%
Cencora, Inc.	71,197	15,996,542
Elevance Health, Inc.	36,053	13,299,952
HCA Healthcare, Inc.	17,343	5,205,501
Quest Diagnostics, Inc.	49,832	7,517,656

		42,019,651

PHARMACEUTICALS–4.9%
Johnson & Johnson	160,823	23,258,222
Merck & Co., Inc.	123,960	12,331,541
Roche Holding AG (Sponsored ADR)(a)	281,903	9,832,777

		45,422,540

		160,547,452

INDUSTRIALS–15.1%
AEROSPACE & DEFENSE–2.6%
Curtiss-Wright Corp.	21,723	7,708,841
RTX Corp.	143,205	16,571,683

		24,280,524

BUILDING PRODUCTS–1.7%
A O Smith Corp.	81,776	5,577,941
Allegion PLC	42,785	5,591,144
Builders FirstSource, Inc.(b)	34,678	4,956,526

		16,125,611

COMMERCIAL SERVICES & SUPPLIES–1.2%
Veralto Corp.	110,520	11,256,462

ELECTRICAL EQUIPMENT–3.2%
Emerson Electric Co.	39,664	4,915,559
Generac Holdings, Inc.(a)(b)	77,918	12,081,186
nVent Electric PLC	177,166	12,075,635

		29,072,380

GROUND TRANSPORTATION–1.6%
JB Hunt Transport Services, Inc.(a)	87,248	14,889,744

MACHINERY–2.5%
Allison Transmission Holdings, Inc.	24,944	2,695,449
Dover Corp.	30,721	5,763,259
PACCAR, Inc.	56,435	5,870,369
Westinghouse Air Brake Technologies Corp.	46,190	8,757,162

		23,086,239

PROFESSIONAL SERVICES–1.4%
FTI Consulting, Inc.(a)(b)	24,184	4,622,288
Robert Half, Inc.	116,862	8,234,096

		12,856,384

TRADING COMPANIES & DISTRIBUTORS–0.9%
Ferguson Enterprises, Inc.	20,343	3,530,934
MSC Industrial Direct Co., Inc.–Class A(a)	58,807	4,392,295

		7,923,229

		139,490,573

CONSUMER STAPLES–9.5%
CONSUMER STAPLES DISTRIBUTION & RETAIL–5.9%
Casey’s General Stores, Inc.	28,864	11,436,783
Target Corp.	53,282	7,202,661

1

RELATIVE VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Walmart, Inc.	400,030	$36,142,710

		54,782,154

TOBACCO–3.6%
Philip Morris International, Inc.	272,926	32,846,644

		87,628,798

INFORMATION TECHNOLOGY–9.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
TE Connectivity PLC	36,530	5,222,694

IT SERVICES–2.8%
Accenture PLC– Class A	74,581	26,236,850

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.9%
Intel Corp.	392,478	7,869,184
Lam Research Corp.	54,400	3,929,312
QUALCOMM, Inc.	66,979	10,289,314
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	63,301	12,501,315
Texas Instruments, Inc.	104,540	19,602,295

		54,191,420

		85,650,964

CONSUMER DISCRETIONARY–7.7%
AUTOMOBILE COMPONENTS–1.0%
BorgWarner, Inc.	284,229	9,035,640

HOTELS, RESTAURANTS & LEISURE–1.2%
Starbucks Corp.	126,360	11,530,350

HOUSEHOLD DURABLES–0.7%
DR Horton, Inc.	45,029	6,295,955

SPECIALTY RETAIL–2.2%
Dick’s Sporting Goods, Inc.(a)	21,920	5,016,173
Ross Stores, Inc.	98,825	14,949,258

		19,965,431

TEXTILES, APPAREL & LUXURY GOODS–2.6%
Lululemon Athletica, Inc.(b)	34,011	13,006,146
NIKE, Inc.– Class B	140,610	10,639,959

		23,646,105

		70,473,481

ENERGY–6.4%
ENERGY EQUIPMENT & SERVICES–0.4%
Helmerich & Payne, Inc.	104,570	3,348,331

OIL, GAS & CONSUMABLE FUELS–6.0%
Chevron Corp.(a)	88,286	12,787,344
ConocoPhillips	85,600	8,488,952
EOG Resources, Inc.	157,974	19,364,453
Phillips 66	132,976	15,149,956

		55,790,705

		59,139,036

COMMUNICATION SERVICES–3.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.4%
Comcast Corp.– Class A	347,100	13,026,663

ENTERTAINMENT–2.5%
Electronic Arts, Inc.	159,306	23,306,468

		36,333,131

MATERIALS–3.2%
CHEMICALS–1.4%
CF Industries Holdings, Inc.	98,013	8,362,469
PPG Industries, Inc.	39,916	4,767,966

		13,130,435

CONTAINERS & PACKAGING–0.6%
Sealed Air Corp.(a)	166,472	5,631,748

METALS & MINING–1.2%
Steel Dynamics, Inc.	97,051	11,070,608

		29,832,791

REAL ESTATE–0.8%
SPECIALIZED REITS–0.8%
Public Storage	25,219	7,551,577

Total Common Stocks (cost $719,504,132)		890,260,641

SHORT-TERM INVESTMENTS–2.3%
INVESTMENT COMPANIES–2.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(c)(d)(e) (cost $20,864,539)	20,864,539	20,864,539

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–98.8% (cost $740,368,671)		911,125,180

2

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.6%
INVESTMENT COMPANIES–2.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(c)(d)(e) (cost $23,970,730)	23,970,730	$23,970,730

TOTAL INVESTMENTS–101.4% (cost $764,339,401)		935,095,910
Other assets less liabilities–(1.4)%		(12,661,653)

NET ASSETS–100.0%		$922,434,257

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR–American Depositary Receipt

REIT–Real Estate Investment Trust

See notes to financial statements.

3

RELATIVE VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2024	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $719,504,132)	$890,260,641	(a)
Affiliated issuers (cost $44,835,269—including investment of cash collateral for securities loaned of $23,970,730)	44,835,269
Cash	20,571
Receivable for capital stock sold	10,922,635
Unaffiliated dividends receivable	1,911,247
Affiliated dividends receivable	83,812
Receivable due from Adviser	3,595
Other assets	917,363

Total assets	948,955,133

LIABILITIES
Payable for collateral received on securities loaned	23,970,730
Payable for investment securities purchased	917,982
Payable for capital stock redeemed	851,614
Advisory fee payable	423,283
Distribution fee payable	150,074
Administrative fee payable	24,067
Transfer Agent fee payable	167
Directors’ fees payable	93
Accrued expenses	182,866

Total liabilities	26,520,876

NET ASSETS	$922,434,257

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,706
Additional paid-in capital	655,859,401
Distributable earnings	266,545,150

NET ASSETS	$922,434,257

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$210,860,490	6,655,444	$31.68

B	$711,573,767	23,050,890	$30.87

(a)	Includes securities on loan with a value of $69,273,941 (see Note E).

See notes to financial statements.

4

RELATIVE VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2024	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $108,059)	$16,066,154
Affiliated issuers	1,470,254
Interest	756
Securities lending income	34,619

17,571,783

EXPENSES
Advisory fee (see Note B)	5,008,417
Distribution fee—Class B	1,796,953
Transfer agency—Class A	1,960
Transfer agency—Class B	7,357
Printing	108,692
Administrative	95,375
Custody and accounting	88,102
Legal	75,099
Audit and tax	49,072
Directors’ fees	33,047
Miscellaneous	26,785

Total expenses	7,290,859
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(49,430)

Net expenses	7,241,429

Net investment income	10,330,354

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	90,733,236
Net change in unrealized appreciation (depreciation) of investments	6,898,581

Net gain on investment transactions	97,631,817

NET INCREASE IN NET ASSETS FROM OPERATIONS	$107,962,171

See notes to financial statements.

5

RELATIVE VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2024	Year Ended December 31, 2023
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$10,330,354	$11,942,773
Net realized gain on investment transactions	90,733,236	33,533,788
Net change in unrealized appreciation (depreciation) of investments	6,898,581	47,309,060

Net increase in net assets from operations	107,962,171	92,785,621
Distributions to Shareholders
Class A	(9,860,890)	(15,270,443)
Class B	(34,400,457)	(62,328,817)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(16,530)	8,728,514

Total increase	63,684,294	23,914,875
NET ASSETS
Beginning of period	858,749,963	834,835,088

End of period	$922,434,257	$858,749,963

See notes to financial statements.

6

RELATIVE VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2024	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Relative Value Portfolio (the “Portfolio”) (formerly known as AB Growth and Income Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers nine separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

7

RELATIVE VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$890,260,641		$–0	–	$–0	–	$890,260,641
Short-Term Investments	20,864,539		–0	–	–0	–	20,864,539
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	23,970,730		–0	–	–0	–	23,970,730

Total Investments in Securities	935,095,910		–0	–	–0	–	935,095,910
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$935,095,910		$–0	–	$–0	–	$935,095,910

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

8

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9

RELATIVE VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

9. Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2024, the reimbursement for such services amounted to $95,375.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,950 for the year ended December 31, 2024.

The Portfolio may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2024, such waiver amounted to $45,305.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2024 is as follows:

Portfolio	Market Value 12/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$39,970	$176,423	$195,529	$20,864	$1,470
AB Government Money Market Portfolio*	16,533	90,941	83,503	23,971	0	**

Total				$44,835	$1,470

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to

10

AB Variable Products Series Fund

its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$508,677,240		$534,182,015
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$767,070,494

Gross unrealized appreciation	$186,613,484
Gross unrealized depreciation	(18,588,068)

Net unrealized appreciation	$168,025,416

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2024.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to

11

RELATIVE VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2024 is as follows:

				AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$69,273,941	$23,970,730	$46,840,082	$34,311	$308	$4,125

*	As of December 31, 2024.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Class A
Shares sold	1,488,728	958,264	$47,509,996	$27,676,936
Shares issued in reinvestment of dividends and distributions	322,990	545,958	9,860,890	15,270,443
Shares redeemed	(1,068,235)	(1,028,628)	(33,761,481)	(29,725,520)

Net increase	743,483	475,594	$23,609,405	$13,221,859

Class B
Shares sold	1,733,484	1,489,635	$54,152,119	$42,230,544
Shares issued on reinvestment of dividends and distributions	1,155,153	2,281,435	34,400,457	62,328,817
Shares redeemed	(3,615,533)	(3,874,936)	(112,178,511)	(109,052,706)

Net decrease	(726,896)	(103,866)	$(23,625,935)	$(4,493,345)

At December 31, 2024, certain shareholders of the Portfolio owned 45% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

12

AB Variable Products Series Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2024.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$11,941,310	$10,958,671
Net long-term capital gains	32,320,037	66,640,589

Total taxable distributions paid	$44,261,347	$77,599,260

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,330,103
Undistributed capital gains	88,189,633
Unrealized appreciation (depreciation)	168,025,416	(a)

Total accumulated earnings (deficit)	$266,545,152

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2024, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

13

RELATIVE VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

RELATIVE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$29.50	$29.00	$36.83	$28.97	$30.30

Income From Investment Operations
Net investment income(a)(b)	.42	.47	.48	.38	.40
Net realized and unrealized gain (loss) on investment transactions	3.36	2.86	(2.21)	7.76	.13

Net increase (decrease) in net asset value from operations	3.78	3.33	(1.73)	8.14	.53

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.45)	(.49)	(.28)	(.42)
Distributions from net realized gain on investment transactions	(1.13)	(2.38)	(5.61)	–0	–	(1.44)

Total dividends and distributions	(1.60)	(2.83)	(6.10)	(.28)	(1.86)

Net asset value, end of period	$31.68	$29.50	$29.00	$36.83	$28.97

Total Return
Total investment return based on net asset value(c)*	13.02%	12.03%	(4.19)%	28.15%	2.72%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$210,860	$174,389	$157,648	$170,190	$143,269
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.60%	.60%	.59%	.59%	.61%
Expenses, before waivers/reimbursements(d)‡	.60%	.61%	.59%	.59%	.62%
Net investment income(b)	1.33%	1.65%	1.50%	1.13%	1.53%
Portfolio turnover rate	58%	70%	66%	51%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%	.00%	.01%

See footnote summary on page 16.

15

RELATIVE VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$28.78	$28.36	$36.12	$28.43	$29.76

Income From Investment Operations
Net investment income(a)(b)	.34	.39	.39	.29	.33
Net realized and unrealized gain (loss) on investment transactions	3.28	2.79	(2.16)	7.61	.13

Net increase (decrease) in net asset value from operations	3.62	3.18	(1.77)	7.90	.46

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.38)	(.38)	(.21)	(.35)
Distributions from net realized gain on investment transactions	(1.13)	(2.38)	(5.61)	–0	–	(1.44)

Total dividends and distributions	(1.53)	(2.76)	(5.99)	(.21)	(1.79)

Net asset value, end of period	$30.87	$28.78	$28.36	$36.12	$28.43

Total Return
Total investment return based on net asset value(c)*	12.76%	11.72%	(4.42)%	27.84%	2.47%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$711,574	$684,361	$677,187	$752,562	$868,715
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.85%	.85%	.84%	.84%	.86%
Expenses, before waivers/reimbursements(d)‡	.85%	.86%	.84%	.85%	.87%
Net investment income(b)	1.08%	1.40%	1.25%	.87%	1.28%
Portfolio turnover rate	58%	70%	66%	51%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%	.00%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2023 and December 31, 2020, such waiver amounted to .01% and .01%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2024 by .10%.

See notes to financial statements.

16

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Relative Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Relative Value Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2025

17

2024 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2024. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. The Portfolio designates $32,320,037 of dividends paid as long-term capital gain dividends.

18

RELATIVE VALUE PORTFOLIO	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Relative Value Portfolio (formerly AB Growth and Income Portfolio) (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its

19

RELATIVE VALUE PORTFOLIO

(continued)	AB Variable Products Series Fund

subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class

20

AB Variable Products Series Fund

actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

21

VPS-RV-0151-1224

DEC 12.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	AB SMALL CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2024	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.0%

INFORMATION TECHNOLOGY–24.3%
COMMUNICATIONS EQUIPMENT–0.1%
Lumentum Holdings, Inc.(a)	789	$66,237

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.6%
Fabrinet(a)	3,971	873,143
Novanta, Inc.(a)	5,383	822,361

		1,695,504

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.9%
Credo Technology Group Holding Ltd.(a)	13,266	891,608
Impinj, Inc.(a)	4,114	597,600
MACOM Technology Solutions Holdings, Inc.(a)	7,086	920,542
Onto Innovation, Inc.(a)	1,439	239,838
Semtech Corp.(a)	18,339	1,134,267
Universal Display Corp.	439	64,182

		3,848,037

SOFTWARE–13.8%
Alkami Technology, Inc.(a)	26,940	988,159
Altair Engineering, Inc.–Class A(a)	6,263	683,356
Braze, Inc.–Class A(a)	17,338	726,115
Clearwater Analytics Holdings, Inc.–Class A(a)	41,056	1,129,861
Intapp, Inc.(a)	16,208	1,038,771
Klaviyo, Inc.–Class A(a)	22,363	922,250
Monday.com Ltd.(a)	2,697	634,982
Onestream, Inc.(a)	25,084	715,396
Rubrik, Inc.–Class A(a)	14,002	915,171
ServiceTitan, Inc.(a)	1,422	146,281
SPS Commerce, Inc.(a)	5,727	1,053,711

		8,954,053

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.9%
ACV Auctions, Inc.–Class A(a)	55,379	1,196,186

		15,760,017

INDUSTRIALS–23.1%
AEROSPACE & DEFENSE–5.1%
AeroVironment, Inc.(a)(b)	4,207	647,415
Curtiss-Wright Corp.	2,298	815,491
Leonardo DRS, Inc.(a)	29,821	963,516
Loar Holdings, Inc.(a)	5,772	426,609
Standardaero, Inc.(a)	16,985	420,549

		3,273,580

BUILDING PRODUCTS–5.7%
Armstrong World Industries, Inc.	6,248	883,030
AZEK Co., Inc. (The)(a)	16,259	771,815
CSW Industrials, Inc.(b)	3,046	1,074,629
Knife River Corp.(a)	9,562	971,881

		3,701,355

COMMERCIAL SERVICES & SUPPLIES–1.0%
Tetra Tech, Inc.	15,758	627,799

CONSTRUCTION & ENGINEERING–3.9%
Construction Partners, Inc.–Class A(a)	12,027	1,063,908
Everus Construction Group, Inc.(a)	7,756	509,957
Primoris Services Corp.	12,817	979,219

		2,553,084

GROUND TRANSPORTATION–1.2%
ArcBest Corp.	8,324	776,796

MACHINERY–4.2%
Esab Corp.	7,180	861,169
ITT, Inc.	6,248	892,714
SPX Technologies, Inc.(a)	6,645	966,981

		2,720,864

MARINE TRANSPORTATION–1.1%
Kirby Corp.(a)	6,947	734,993

PROFESSIONAL SERVICES–0.9%
FTI Consulting, Inc.(a)	3,188	609,322

		14,997,793

HEALTH CARE–21.1%
BIOTECHNOLOGY–13.1%
Akero Therapeutics, Inc.(a)	9,741	270,995
Apogee Therapeutics, Inc.(a)	7,569	342,876
ARS Pharmaceuticals, Inc.(a)	21,365	225,401
Ascendis Pharma A/S (ADR)(a)	2,488	342,523
Bicara Therapeutics, Inc.(a)	7,339	127,845
Blueprint Medicines Corp.(a)	6,379	556,376
Bridgebio Pharma, Inc.(a)	15,226	417,801
CG oncology, Inc.(a)	10,567	303,061
Cullinan Therapeutics, Inc.(a)	15,324	186,646
Cytokinetics, Inc.(a)	7,577	356,422
Denali Therapeutics, Inc.(a)	18,211	371,140
Dianthus Therapeutics, Inc.(a)	9,177	200,059
Halozyme Therapeutics, Inc.(a)	11,944	571,043
Insmed, Inc.(a)	12,229	844,290
Korro Bio, Inc.(a)	5,795	220,616
Legend Biotech Corp. (ADR)(a)	8,314	270,538
Merus NV(a)	6,340	266,597

1

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MoonLake Immunotherapeutics(a)	5,739	$310,767
Newamsterdam Pharma Co. NV(a)	10,388	266,972
Ultragenyx Pharmaceutical, Inc.(a)	5,785	243,375
Upstream Bio, Inc.(a)(b)	10,433	171,518
Vaxcyte, Inc.(a)	9,833	804,929
Viking Therapeutics, Inc.(a)(b)	4,315	173,636
Viridian Therapeutics, Inc.(a)	18,513	354,894
Xenon Pharmaceuticals, Inc.(a)	7,583	297,254

		8,497,574

HEALTH CARE EQUIPMENT & SUPPLIES–3.3%
AtriCure, Inc.(a)	21,071	643,930
Glaukos Corp.(a)	4,698	704,418
Masimo Corp.(a)	4,764	787,489

		2,135,837

HEALTH CARE PROVIDERS & SERVICES–2.0%
BrightSpring Health Services, Inc.(a)(b)	29,236	497,889
PROCEPT BioRobotics Corp.(a)	9,898	796,987

		1,294,876

LIFE SCIENCES TOOLS & SERVICES–1.9%
Quanterix Corp.(a)	22,985	244,330
Repligen Corp.(a)	4,855	698,829
Tempus AI, Inc.(a)(b)	9,600	324,096

		1,267,255

PHARMACEUTICALS–0.8%
Intra-Cellular Therapies, Inc.(a)	4,275	357,048
Rapport Therapeutics, Inc.(a)	10,185	180,682

		537,730

		13,733,272

CONSUMER DISCRETIONARY–14.5%
AUTOMOBILE COMPONENTS–1.6%
Modine Manufacturing Co.(a)	8,846	1,025,517

BROADLINE RETAIL–1.5%
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	8,698	954,432

DIVERSIFIED CONSUMER SERVICES–0.7%
KinderCare Learning Cos., Inc.(a)	25,755	458,439

HOTELS, RESTAURANTS & LEISURE–3.6%
Dutch Bros, Inc.–Class A(a)	18,051	945,511
Texas Roadhouse, Inc.	3,697	667,050

Wingstop, Inc.	2,592	736,646

		2,349,207

HOUSEHOLD DURABLES–3.4%
Champion Homes, Inc.(a)	9,762	860,032
Meritage Homes Corp.	3,151	484,687
SharkNinja, Inc.(a)	8,748	851,705

		2,196,424

SPECIALTY RETAIL–3.7%
Boot Barn Holdings, Inc.(a)	7,956	1,207,880
Five Below, Inc.(a)	4,649	487,959
RH(a)	1,817	715,153

		2,410,992

		9,395,011

FINANCIALS–10.0%
CAPITAL MARKETS–5.8%
Houlihan Lokey, Inc.	4,497	780,949
Piper Sandler Cos.	3,449	1,034,527
StepStone Group, Inc.–Class A	17,182	994,494
Stifel Financial Corp.	8,597	911,970

		3,721,940

FINANCIAL SERVICES–2.6%
NCR Atleos Corp.(a)	26,742	907,089
Shift4 Payments, Inc.–Class A(a)(b)	7,704	799,521

		1,706,610

INSURANCE–1.6%
RLI Corp.	4,410	726,901
TWFG, Inc.(a)	10,229	315,053

		1,041,954

		6,470,504

CONSUMER STAPLES–4.2%
CONSUMER STAPLES DISTRIBUTION & RETAIL–1.5%
Chefs’ Warehouse, Inc. (The)(a)	20,048	988,767

FOOD PRODUCTS–1.3%
Freshpet, Inc.(a)	5,727	848,226

PERSONAL CARE PRODUCTS–1.4%
BellRing Brands, Inc.(a)	11,785	887,882

		2,724,875

MATERIALS–1.2%
CHEMICALS–1.2%
Element Solutions, Inc.	29,853	759,162

ENERGY–0.6%
ENERGY EQUIPMENT & SERVICES–0.5%
TechnipFMC PLC	12,679	366,930

2

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–0.1%
Permian Resources Corp.	2,705	$38,898

		405,828

Total Common Stocks (cost $52,056,103)		64,246,462

SHORT-TERM INVESTMENTS–1.0%
INVESTMENT COMPANIES–1.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(c)(d)(e) (cost $682,959)	682,959	682,959

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $52,739,062)		64,929,421

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.9%
INVESTMENT COMPANIES–1.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(c)(d)(e) (cost $1,211,308)	1,211,308	1,211,308

TOTAL INVESTMENTS–101.9% (cost $53,950,370)		66,140,729
Other assets less liabilities–(1.9)%		(1,245,931)

NET ASSETS–100.0%		$64,894,798

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

3

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2024	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $52,056,103)	$64,246,462	(a)
Affiliated issuers (cost $1,894,267—including investment of cash collateral for securities loaned of $1,211,308)	1,894,267
Cash	11
Receivable for capital stock sold	166,899
Receivable for investment securities sold	31,660
Receivable due from Adviser	24,850
Unaffiliated dividends and interest receivable	12,860
Affiliated dividends receivable	3,998

Total assets	66,381,007

LIABILITIES
Payable for collateral received on securities loaned	1,211,308
Payable for investment securities purchased	72,439
Advisory fee payable	41,435
Administrative fee payable	23,960
Distribution fee payable	8,436
Payable for capital stock redeemed	7,094
Transfer Agent fee payable	178
Directors’ fees payable	2
Accrued expenses	121,357

Total liabilities	1,486,209

NET ASSETS	$64,894,798

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,184
Additional paid-in capital	55,465,845
Distributable earnings	9,422,769

NET ASSETS	$64,894,798

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$25,353,154	1,994,340	$12.71

B	$39,541,644	4,189,889	$9.44

(a)	Includes securities on loan with a value of $3,785,559 (see Note E).

See notes to financial statements.

4

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2024	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$169,677
Affiliated issuers	41,125
Interest	182
Securities lending income	83,025

294,009

EXPENSES
Advisory fee (see Note B)	444,758
Distribution fee—Class B	95,468
Transfer agency—Class A	1,454
Transfer agency—Class B	2,631
Administrative	94,216
Custody and accounting	74,591
Audit and tax	42,290
Legal	31,659
Printing	26,569
Directors’ fees	21,371
Miscellaneous	9,039

Total expenses	844,046
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(216,578)

Net expenses	627,468

Net investment loss	(333,459)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	8,936,895
Net change in unrealized appreciation (depreciation) of investments	987,931

Net gain on investment transactions	9,924,826

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,591,367

See notes to financial statements.

5

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2024		Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(333,459)		$(285,468)
Net realized gain (loss) on investment transactions	8,936,895		(805,999)
Net change in unrealized appreciation (depreciation) of investments	987,931		9,867,204
Contributions from Affiliates (see Note B)	–0	–	90

Net increase in net assets from operations	9,591,367		8,775,827
Distributions to Shareholders
Class A	(49,738)		–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(1,774,244)		(1,352,135)

Total increase	7,767,385		7,423,692
NET ASSETS
Beginning of period	57,127,413		49,703,721

End of period	$64,894,798		$57,127,413

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2024	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers nine separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

7

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$64,246,462		$–0	–	$–0	–	$64,246,462
Short-Term Investments	682,959				–0	–	682,959
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,211,308		–0	–	–0	–	1,211,308

Total Investments in Securities	66,140,729		–0	–	–0	–	66,140,729
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$66,140,729		$–0	–	$–0	–	$66,140,729

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

8

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

9. Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90% and 1.15% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2024, such reimbursements/waivers amounted to $214,869. This fee waiver and/or expense reimbursement agreement extends through May 1, 2025 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2024, the reimbursement for such services amounted to $94,216.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,950 for the year ended December 31, 2024.

The Portfolio may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2024, such waiver amounted to $1,265.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2024 is as follows:

Portfolio	Market Value 12/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$1,031	$19,606	$19,954	$683	$41
AB Government Money Market Portfolio*	412	13,185	12,386	1,211	5

Total				$1,894	$46

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2023, the Adviser reimbursed the Portfolio $90 for trading losses incurred due to a trade entry error.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-

10

AB Variable Products Series Fund

owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$54,376,685		$56,746,816
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$55,433,280

Gross unrealized appreciation	$14,776,808
Gross unrealized depreciation	(4,069,359)

Net unrealized appreciation	$10,707,449

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2024.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the bor-

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

rower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2024 is as follows:

				AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived

$3,785,559	$1,211,308	$2,678,379	$78,029	$4,996	$444

*	As of December 31, 2024.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2024	Year Ended December 31, 2023		Year Ended December 31, 2024	Year Ended December 31, 2023
Class A
Shares sold	511,268	240,943		$6,668,045	$2,405,631
Shares issued in reinvestment of dividends	4,413	–0	–	49,738	–0	–
Shares redeemed	(334,328)	(320,406)		(3,984,470)	(3,234,270)

Net increase (decrease)	181,353	(79,463)		$2,733,313	$(828,639)

Class B
Shares sold	880,965	885,610		$7,576,975	$6,484,511
Shares redeemed	(1,416,878)	(960,393)		(12,084,532)	(7,008,007)

Net decrease	(535,913)	(74,783)		$(4,507,557)	$(523,496)

At December 31, 2024, certain shareholders of the Portfolio owned 60% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

12

AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2024.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$49,738	$–0	–

Total taxable distributions paid	$49,738	$–0	–

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,290,255	)(a)
Unrealized appreciation (depreciation)	10,713,024	(b)

Total accumulated earnings (deficit)	$9,422,769

(a)	As of December 31, 2024, the Portfolio had a net capital loss carryforward of $1,290,255. During the fiscal year, the Portfolio utilized $8,152,463 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2024, the Portfolio had a net short-term capital loss carryforward of $1,290,255, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and taxable overdistributions resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2024		2023		2022		2021		2020
Net asset value, beginning of period	$10.74		$ 9.10		$25.13		$28.76		$19.92

Income From Investment Operations
Net investment loss(a)(b)	(.05)		(.04)		(.06)		(.20)		(.13)
Net realized and unrealized gain (loss) on investment transactions	2.05		1.68		(8.86)		2.87		10.49
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.00		1.64		(8.92)		2.67		10.36

Less: Dividends and Distributions
Dividends from net investment income	(.03)		–0	–	–0	–	–0	–	–0	–
Distributions from net realized gain on investment transactions	–0	–	–0	–	(7.11)		(6.30)		(1.52)

Total dividends and distributions	(.03)		–0	–	(7.11)		(6.30)		(1.52)

Net asset value, end of period	$12.71		$10.74		$ 9.10		$25.13		$28.76

Total Return
Total investment return based on net asset value(d)*	18.64%		18.02%		(39.09)%		9.46%		53.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,353		$19,464		$17,213		$32,295		$34,314
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90%		.90%		.90%		.91%		.90%
Expenses, before waivers/reimbursements(e)	1.26%		1.31%		1.22%		1.08%		1.09%
Net investment loss(b)	(.39)%		(.38)%		(.42)%		(.71)%		(.60)%
Portfolio turnover rate	92%		69%		67%		67%		103%

See footnote summary on page 16.

15

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.97	$6.77	$21.35	$25.36	$17.75

Income From Investment Operations
Net investment loss(a)(b)	(.06)	(.05)	(.07)	(.24)	(.16)
Net realized and unrealized gain (loss) on investment transactions	1.53	1.25	(7.40)	2.53	9.29
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.47	1.20	(7.47)	2.29	9.13

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	–0	–	(7.11)	(6.30)	(1.52)

Net asset value, end of period	$9.44	$7.97	$ 6.77	$21.35	$25.36

Total Return
Total investment return based on net asset value(d)*	18.44%	17.72%	(39.26)%	9.20%	53.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,542	$37,663	$32,491	$54,079	$84,816
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses, before waivers/reimbursements(e)	1.51%	1.56%	1.47%	1.31%	1.33%
Net investment loss(b)	(.66)%	(.62)%	(.67)%	(.96)%	(.84)%
Portfolio turnover rate	92%	69%	67%	67%	103%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2024	2023	2022	2021	2020
Class A
Net of waivers/reimbursements	.90%	.90%	.90%	.90%	.90%
Before waivers/reimbursements	1.26%	1.31%	1.22%	1.07%	1.09%
Class B
Net of waivers/reimbursements	1.15%	1.15%	1.15%	1.15%	1.15%
Before waivers/reimbursements	1.51%	1.56%	1.47%	1.31%	1.33%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2024, December 31, 2023 and December 31, 2021 by .01%, .02% and .03%, respectively.

See notes to financial statements.

16

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Growth Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2025

17

SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

18

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2022 was not unreasonable. The directors noted that the Fund was not profitable to the Adviser in 2023.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was above the median and discussed with the Adviser the reasons it was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

19

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the median of a peer group and lower than the median of a peer universe. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

20

VPS-SCG-0151-1224

DEC 12.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	AB SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2024	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%

INFORMATION TECHNOLOGY–32.8%
COMMUNICATIONS EQUIPMENT–1.7%
Arista Networks, Inc.(a)	24,781	$2,739,044

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–6.4%
Flex Ltd.(a)	120,518	4,626,686
Halma PLC	78,831	2,644,695
Keyence Corp.	7,400	3,007,888

		10,279,269

IT SERVICES–2.3%
Accenture PLC–Class A	10,531	3,704,701

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–10.5%
ASML Holding NV	2,826	1,979,427
Monolithic Power Systems, Inc.	3,425	2,026,573
NVIDIA Corp.	38,737	5,201,992
NXP Semiconductors NV	13,127	2,728,447
Taiwan Semiconductor Manufacturing Co., Ltd.	152,000	4,940,003

		16,876,442

SOFTWARE–11.9%
Adobe, Inc.(a)	7,066	3,142,109
Bentley Systems, Inc.–Class B	34,944	1,631,885
Cadence Design Systems, Inc.(a)	11,040	3,317,078
Fair Isaac Corp.(a)	1,451	2,888,839
Microsoft Corp.	14,502	6,112,593
Palo Alto Networks, Inc.(a)	11,783	2,144,035

		19,236,539

		52,835,995

FINANCIALS–19.1%
BANKS–2.7%
Bank Mandiri Persero Tbk PT	3,415,000	1,202,091
NU Holdings Ltd./Cayman Islands–Class A(a)	299,092	3,098,593

		4,300,684

CAPITAL MARKETS–5.8%
Jefferies Financial Group, Inc.	40,820	3,200,288
London Stock Exchange Group PLC	29,932	4,225,046
Partners Group Holding AG	1,381	1,875,802

		9,301,136

FINANCIAL SERVICES–5.3%
Fiserv, Inc.(a)	20,228	4,155,236
Visa, Inc.–Class A	13,843	4,374,941

		8,530,177

INSURANCE–5.3%
Aflac, Inc.	32,020	3,312,149
AIA Group Ltd.	445,400	3,199,247

Reinsurance Group of America, Inc.	9,510	2,031,621

		8,543,017

		30,675,014

INDUSTRIALS–18.5%
AEROSPACE & DEFENSE–1.6%
Hexcel Corp.	40,705	2,552,203

COMMERCIAL SERVICES & SUPPLIES–6.2%
Tetra Tech, Inc.	50,724	2,020,844
Veralto Corp.	39,834	4,057,093
Waste Management, Inc.	18,844	3,802,531

		9,880,468

CONSTRUCTION & ENGINEERING–3.6%
AECOM	30,614	3,270,188
WSP Global, Inc.	14,315	2,519,129

		5,789,317

ELECTRICAL EQUIPMENT–3.3%
Prysmian SpA	25,855	1,654,625
Rockwell Automation, Inc.	12,711	3,632,676

		5,287,301

MACHINERY–0.9%
TOMRA Systems ASA	115,454	1,494,103

PROFESSIONAL SERVICES–2.9%
Experian PLC	54,228	2,330,711
RELX PLC (London)	52,355	2,372,151

		4,702,862

		29,706,254

HEALTH CARE–13.6%
HEALTH CARE EQUIPMENT & SUPPLIES–9.3%
Alcon AG	33,954	2,878,875
Becton Dickinson & Co.	14,449	3,278,044
GE Healthcare, Inc.	42,376	3,312,956
Hologic, Inc.(a)	30,087	2,168,972
Terumo Corp.	175,003	3,378,561

		15,017,408

HEALTH CARE PROVIDERS & SERVICES–2.0%
Apollo Hospitals Enterprise Ltd.	36,907	3,140,278

LIFE SCIENCES TOOLS & SERVICES–2.3%
Bruker Corp.(b)	21,258	1,246,144
ICON PLC(a)	11,518	2,415,440

		3,661,584

		21,819,270

1

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–6.1%
AUTOMOBILE COMPONENTS–1.5%
Aptiv PLC(a)	39,777	$2,405,713

BROADLINE RETAIL–2.4%
MercadoLibre, Inc.(a)	2,264	3,849,796

TEXTILES, APPAREL & LUXURY GOODS–2.2%
On Holding AG–Class A(a)	66,238	3,627,855

		9,883,364

CONSUMER STAPLES–3.9%
HOUSEHOLD PRODUCTS–1.9%
Procter & Gamble Co. (The)	18,238	3,057,601

PERSONAL CARE PRODUCTS–2.0%
Unilever PLC (London)	57,380	3,260,365

		6,317,966

UTILITIES–3.7%
ELECTRIC UTILITIES–2.4%
NextEra Energy, Inc.	53,777	3,855,273

WATER UTILITIES–1.3%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	141,535	2,024,553

		5,879,826

Company	Shares	U.S. $ Value

ENERGY–1.5%
OIL, GAS & CONSUMABLE FUELS–1.5%
Cameco Corp. (New York)	46,500	2,389,635

Total Common Stocks (cost $127,869,521)		159,507,324

SHORT-TERM INVESTMENTS–0.9%
INVESTMENT COMPANIES–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.43%(c)(d)(e) (cost $1,471,050)	1,471,050	1,471,050

TOTAL INVESTMENTS–100.1% (cost $129,340,571)		160,978,374
Other assets less liabilities–(0.1)%		(108,690)

NET ASSETS–100.0%		$160,869,684

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	BRL	20,930	USD	3,595	01/03/2025	$207,075
Bank of America, NA	USD	3,380	BRL	20,930	01/03/2025	7,906
Bank of America, NA	GBP	8,823	USD	11,361	01/16/2025	316,578
Bank of America, NA	CAD	2,056	USD	1,434	02/05/2025	2,395
Bank of America, NA	USD	2,796	AUD	4,303	02/05/2025	(132,996)
Bank of America, NA	USD	1,091	JPY	166,336	02/21/2025	(28,588)
Bank of America, NA	TWD	55,900	USD	1,731	02/27/2025	29,925
Barclays Bank PLC	USD	4,757	CNH	34,397	01/23/2025	(68,292)
Citibank, NA	BRL	2,592	USD	431	01/03/2025	11,395
Citibank, NA	USD	419	BRL	2,592	01/03/2025	979
Citibank, NA	USD	2,268	KRW	3,037,523	01/17/2025	(211,077)
Citibank, NA	BRL	3,044	USD	491	02/04/2025	1,093
Citibank, NA	CAD	1,467	USD	1,025	02/05/2025	3,648
Citibank, NA	USD	1,939	CAD	2,680	02/05/2025	(72,524)
Deutsche Bank AG	USD	9,305	EUR	8,845	02/27/2025	(121,195)
Goldman Sachs Bank USA	NOK	14,842	USD	1,342	02/05/2025	38,062
HSBC Bank USA	BRL	2,539	USD	410	01/03/2025	(959)
HSBC Bank USA	USD	413	BRL	2,539	01/03/2025	(2,063)

2

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC Bank USA	GBP	512	USD	641	01/16/2025	$294
HSBC Bank USA	USD	1,039	GBP	831	01/16/2025	1,083
JPMorgan Chase Bank, NA	BRL	2,804	USD	455	01/03/2025	1,027
JPMorgan Chase Bank, NA	USD	453	BRL	2,804	01/03/2025	1,059
Morgan Stanley Capital Services, Inc.	BRL	23,787	USD	3,841	01/03/2025	(8,985)
Morgan Stanley Capital Services, Inc.	USD	3,857	BRL	23,787	01/03/2025	(6,774)
Morgan Stanley Capital Services, Inc.	KRW	594,327	USD	432	01/17/2025	29,491
Morgan Stanley Capital Services, Inc.	BRL	23,787	USD	3,835	02/04/2025	7,182
Morgan Stanley Capital Services, Inc.	USD	1,079	SEK	11,865	02/05/2025	(4,237)
State Street Bank & Trust Co.	USD	415	GBP	329	01/16/2025	(3,378)
State Street Bank & Trust Co.	CNH	3,012	USD	412	01/23/2025	1,239
State Street Bank & Trust Co.	USD	462	SGD	622	02/14/2025	(6,047)
State Street Bank & Trust Co.	USD	498	ZAR	9,091	02/14/2025	(18,261)
State Street Bank & Trust Co.	USD	360	MXN	7,348	02/20/2025	(10,524)
State Street Bank & Trust Co.	EUR	428	USD	445	02/27/2025	782
UBS AG	HKD	21,089	USD	2,715	02/21/2025	(1,460)
UBS AG	CHF	4,679	USD	5,278	02/27/2025	92,190

						$56,043

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

See notes to financial statements.

3

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2024	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $127,869,521)	$159,507,324	(a)
Affiliated issuers (cost $1,471,050)	1,471,050
Foreign currencies, at value (cost $211,341)	206,955
Unrealized appreciation on forward currency exchange contracts	753,403
Receivable for investment securities sold	345,936
Unaffiliated dividends receivable	231,055
Receivable for capital stock sold	41,008
Affiliated dividends receivable	12,925
Receivable due from Adviser	7,275

Total assets	162,576,931

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	697,360
Payable for investment securities purchased and foreign currency transactions	376,835
Foreign capital gains tax payable	294,167
Advisory fee payable	101,797
Payable for capital stock redeemed	55,531
Administrative fee payable	24,558
Distribution fee payable	20,812
Transfer Agent fee payable	167
Directors’ fees payable	27
Accrued expenses	135,993

Total liabilities	1,707,247

NET ASSETS	$160,869,684

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,778
Additional paid-in capital	109,655,482
Distributable earnings	51,209,424

NET ASSETS	$160,869,684

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$62,599,495	1,781,923	$35.13

B	$98,270,189	2,996,194	$32.80

(a)	Includes securities on loan with a value of $105,106 (see Note E).

See notes to financial statements.

4

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2024	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $103,573)	$1,656,582
Affiliated issuers	164,770
Interest	839
Securities lending income	601

1,822,792

EXPENSES
Advisory fee (see Note B)	1,266,756
Distribution fee—Class B	263,388
Transfer agency—Class A	2,107
Transfer agency—Class B	3,488
Administrative	95,231
Custody and accounting	66,276
Audit and tax	60,867
Printing	49,348
Legal	38,001
Directors’ fees	22,889
Miscellaneous	19,400

Total expenses	1,887,751
Less: expenses waived and reimbursed by the Adviser (see Note B)	(90,117)

Net expenses	1,797,634

Net investment income	25,158

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	20,806,189
Forward currency exchange contracts	(527,949)
Foreign currency transactions	(96,659)
Net change in unrealized appreciation (depreciation) of:
Investments(b)	(9,922,965)
Forward currency exchange contracts	7,840
Foreign currency denominated assets and liabilities	(30,097)

Net gain on investment and foreign currency transactions	10,236,359

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,261,517

(a)	Net of foreign realized capital gains taxes of $7,261.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $114,337.

See notes to financial statements.

5

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2024	Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$25,158	$242,988
Net realized gain on investment and foreign currency transactions	20,181,581	864,038
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(9,945,222)	22,130,507

Net increase in net assets from operations	10,261,517	23,237,533
Distributions to Shareholders
Class A	(180,118)	(3,403,390)
Class B	(318,763)	(6,377,144)
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,638,265)	(2,769,396)

Total increase (decrease)	(2,875,629)	10,687,603
NET ASSETS
Beginning of period	163,745,313	153,057,710

End of period	$160,869,684	$163,745,313

See notes to financial statements.

6

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2024	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Sustainable Global Thematic Portfolio (the “Portfolio”) (formerly known as AB Global Thematic Growth Portfolio) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940 (the “1940 Act”). The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers nine separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

7

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

8

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$40,263,982		$12,572,013		$–0	–	$52,835,995
Financials	20,172,828		10,502,186		–0	–	30,675,014
Industrials	21,854,664		7,851,590		–0	–	29,706,254
Health Care	12,421,556		9,397,714		–0	–	21,819,270
Consumer Discretionary	9,883,364		–0	–	–0	–	9,883,364
Consumer Staples	3,057,601		3,260,365		–0	–	6,317,966
Utilities	3,855,273		2,024,553		–0	–	5,879,826
Energy	2,389,635		–0	–	–0	–	2,389,635
Short-Term Investments	1,471,050		–0	–	–0	–	1,471,050

Total Investments in Securities	115,369,953		45,608,421	(a)	–0	–	160,978,374
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	753,403		–0	–	753,403
Liabilities:
Forward Currency Exchange Contracts	–0	–	(697,360)		–0	–	(697,360)

Total	$115,369,953		$45,664,464		$–0	–	$161,034,417

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

9

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2024, such reimbursements/waivers amounted to $84,451. This fee waiver and/or expense reimbursement agreement extends through May 1, 2025 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2024, the reimbursement for such services amounted to $95,231.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,950 for the year ended December 31, 2024.

The Portfolio may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until

10

AB Variable Products Series Fund

August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2024, such waiver amounted to $5,666.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2024 is as follows:

Portfolio	Market Value 12/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/24 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$536	$49,951	$49,016	$1,471	$165

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$76,897,020		$91,179,898
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$129,582,280

Gross unrealized appreciation	$37,475,541
Gross unrealized depreciation	(6,056,983)

Net unrealized appreciation	$31,418,558

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

11

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2024, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2024, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$753,403	Unrealized depreciation on forward currency exchange contracts	$697,360

Total		$753,403		$697,360

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(527,949)	$7,840

Total		$(527,949)	$7,840

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2024:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$30,846,556
Average principal amount of sale contracts	$28,840,507

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

12

AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$563,879	$(161,584)		$–0	–	$–0	–	$402,295
Citibank, NA	17,115	(17,115)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	38,062	–0	–	–0	–	–0	–	38,062
HSBC Bank USA	1,377	(1,377)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	2,086	–0	–	–0	–	–0	–	2,086
Morgan Stanley Capital Services, Inc.	36,673	(19,996)		–0	–	–0	–	16,677
State Street Bank & Trust Co.	2,021	(2,021)		–0	–	–0	–	–0	–
UBS AG	92,190	(1,460)		–0	–	–0	–	90,730

Total	$753,403	$(203,553)		$–0	–	$–0	–	$549,850	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$161,584	$(161,584)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	68,292	–0	–	–0	–	–0	–	68,292
Citibank, NA	283,601	(17,115)		–0	–	–0	–	266,486
Deutsche Bank AG	121,195	–0	–	–0	–	–0	–	121,195
HSBC Bank USA	3,022	(1,377)		–0	–	–0	–	1,645
Morgan Stanley Capital Services, Inc.	19,996	(19,996)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	38,210	(2,021)		–0	–	–0	–	36,189
UBS AG	1,460	(1,460)		–0	–	–0	–	–0	–

Total	$697,360	$(203,553)		$–0	–	$–0	–	$493,807	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for

13

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2024 is as follows:

					AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*		Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned		Advisory Fee Waived
$105,106	$–0	–	$107,228	$601	$–0	–	$–0	–

*	As of December 31, 2024.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Class A
Shares sold	238,563	129,672	$8,094,654	$4,084,925
Shares issued in reinvestment of dividends and distributions	5,110	106,924	180,118	3,403,390
Shares redeemed	(217,969)	(207,721)	(7,625,362)	(6,621,923)

Net increase	25,704	28,875	$649,410	$866,392

Class B
Shares sold	147,446	197,320	$4,834,675	$5,765,234
Shares issued on reinvestment of dividends and distributions	9,677	213,783	318,763	6,377,144
Shares redeemed	(558,846)	(529,397)	(18,441,113)	(15,778,166)

Net decrease	(401,723)	(118,294)	$(13,287,675)	$(3,635,788)

At December 31, 2024, certain shareholders of the Portfolio owned 60% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

14

AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Portfolio’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV, than would be the case if the Portfolio were invested in a larger number of companies.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity

15

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2024.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

	2024		2023
Distributions paid from:
Ordinary income	$–0	–	$186,160
Net long-term capital gains	498,881		9,594,374

Total taxable distributions paid	$498,881		$9,780,534

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$110,418
Undistributed capital gains	19,985,654
Unrealized appreciation (depreciation)	31,113,352	(a)

Total accumulated earnings (deficit)	$51,209,424

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2024, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$33.17	$30.42	$46.20	$42.40	$33.52

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.10	.07	(.10)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.00	4.68	(12.25)	9.46	12.64

Net increase (decrease) in net asset value from operations	2.06	4.78	(12.18)	9.36	12.54

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.09)	–0	–	–0	–	(.24)
Distributions from net realized gain on investment transactions	(.10)	(1.94)	(3.60)	(5.56)	(3.42)

Total dividends and distributions	(.10)	(2.03)	(3.60)	(5.56)	(3.66)

Net asset value, end of period	$35.13	$33.17	$30.42	$46.20	$42.40

Total Return
Total investment return based on net asset value(c)	6.21%	16.01%	(26.98)%	22.87%	39.41%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,599	$58,246	$52,543	$70,723	$58,316
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.91%	.92%	.90%	.88%	.94%
Expenses, before waivers/reimbursements(d)‡	.96%	.97%	.96%	.93%	1.00%
Net investment income (loss)(b)	.17%	.32%	.20%	(.22)%	(.29)%
Portfolio turnover rate	47%	32%	43%	24%	44%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 18.

17

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2024	2023	2022	2021	2020
Net asset value, beginning of period	$31.05	$28.59	$43.80	$40.54	$32.19

Income From Investment Operations
Net investment income (loss)(a)(b)	(.03)	.02	(.02)	(.20)	(.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.88	4.39	(11.59)	9.02	12.11

Net increase (decrease) in net asset value from operations	1.85	4.41	(11.61)	8.82	11.93

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.01)	–0	–	–0	–	(.16)
Distributions from net realized gain on investment transactions	(.10)	(1.94)	(3.60)	(5.56)	(3.42)

Total dividends and distributions	(.10)	(1.95)	(3.60)	(5.56)	(3.58)

Net asset value, end of period	$32.80	$31.05	$28.59	$43.80	$40.54

Total Return
Total investment return based on net asset value(c)	5.96%	15.70%	(27.17)%	22.57%	39.08%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$98,271	$105,499	$100,515	$149,808	$127,062
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	1.16%	1.17%	1.15%	1.13%	1.19%
Expenses, before waivers/reimbursements(d)‡	1.21%	1.22%	1.21%	1.18%	1.25%
Net investment income (loss)(b)	(.08)%	.07%	(.05)%	(.47)%	(.54)%
Portfolio turnover rate	47%	32%	43%	24%	44%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2020, such waiver amounted to .01%.

See notes to financial statements.

18

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Sustainable Global Thematic Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Global Thematic Portfolio (the “Portfolio”) (one of the series constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting AB Variable Products Series Fund, Inc.) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2025

19

2024 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2024. The Portfolio designates $498,881 of dividends paid as longterm capital gain dividends.

20

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Global Thematic Portfolio (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

21

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2024. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the more recent periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of

22

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

(continued)	AB Variable Products Series Fund

profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

23

VPS-SGT-0151-1224

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

There were no shareholder meetings during the reporting period.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 1 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	February 14, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	February 14, 2025

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	February 14, 2025